                                                                 Exhibit 10.10
                                    AGREEMENT

     This Agreement is executed this 16th day of March, 1993, by and between 1700 Lincoln Limited, a Colorado limited partnership, whose address for purposes hereof is 1700 Lincoln, Suite 1303, Denver, Colorado 80203 (hereinafter designated "1700"), and TeleTech Telecommunications, Inc., a California corporation, whose address for purposes hereof is 15355 Morrison Street, Sherman Oaks, California 91403 (hereinafter designated "TeleTech California") and TeleTech Teleservices, Inc., a Colorado corporation, whose address is 1700 Lincoln, Suite 1400, Denver, Colorado 80203 (hereinafter designated "TeleTech Colorado"). TeleTech California and TeleTech Colorado are hereafter jointly designated "TeleTech."

                                    RECITALS:

     WHEREAS, 1700 is the Lessor of certain leased premises under that certain Lease Agreement between 1700 as Lessor and Apache Corporation, a Delaware corporation ("Apache"), as Lessee, dated December 4, 1986, and any and all amendments thereto ("Lease"); and

     WHEREAS, Apache and TeleTech are entering into a sublease wherein Apache is to be the "Sublandlord" and TeleTech is to be the "Subtenant," an executed copy of which Sublease is attached to this Agreement as Exhibit A ("Sublease"); and

     WHEREAS, 1700 and TeleTech as the direct Lessor and the Subtenant desire to memorialize certain direct agreements between 1700 and TeleTech;

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, 1700 and TeleTech hereby agree as follows:

          1. SUBLEASE BY 1700. Upon execution and delivery by Apache and TeleTech of the Sublease and this Agreement, 1700 will execute and deliver to Apache the letter attached hereto as Exhibit B.

          2. RELOCATION. 1700 hereby agrees that 1700 will not require TeleTech to relocate from the premises demised to it under the Sublease while the Sublease remains in effect nor require TeleTech to relocate from the premises demised to it under the Exhibit C Lease (as defined below) while the Exhibit C Lease is in effect.

          3.   PARKING.

               (a) APACHE ALLOCATION. On the basis of Apache's representations to 1700 as to how many of Apache's permits to park ("parking spaces") in the Garage referred to in the Lease (the "Garage") have heretofore been assigned to third parties, it is hereby acknowledged that Apache has an allocation of parking spaces under the terms of the Lease on an unassigned basis in excess of 90 parking spaces for use 24 hours a day, seven days a week. It is further acknowledged that 90 of those parking spaces allocated to Apache under the terms of the Lease are hereby allocated to and taken by TeleTech. 1700 and TeleTech agree that the charge per parking space per month for each of those parking spaces shall be $60.00 or, if greater, 80% of the then current regular charges made from time to time to other tenants of the building ("Building") owned by 1700 which is the subject matter of the Lease, and TeleTech hereby agrees to pay such charges to 1700 in advance on a monthly basis. The only parking spaces which Apache is making available to TeleTech are the 90 referred to above in this subparagraph (a).

               (b) ADDITIONAL SPACES. 1700 and TeleTech agree that 1700 shall make available to TeleTech up to an additional 90 parking spaces on an unassigned basis in an area of the Garage to be designated by 1700 for use 24 hours a day, seven days a week. The exact number of such parking spaces shall be as elected in writing by TeleTech from time to time on at least one month's prior notice to 1700. TeleTech hereby agrees to pay to 1700 in advance on a monthly basis the sum of $27.50 per space for each of such parking spaces. It is also agreed that 1700 from time to time may terminate any or all of these parking spaces on one month's written notice to TeleTech.

               (c) ADDITIONAL SPACES FROM 7:00 P.M. TO 6:00 A.M. AND ON SATURDAYS, SUNDAYS AND HOLIDAYS.

                    (i) Provided that TeleTech has elected by at least one month's prior written notice to 1700, then 1700 further agrees to make available to TeleTech, beginning on September 1, 1993, up to 180 parking spaces, but only on Levels 10 and above of the Garage, on an unassigned basis for use from 7:00 p.m. to 6:00 a.m. (Mountain Standard Time or Mountain Daylight Savings Time, whichever is applicable), Monday through Friday, and 24 hours per day on Saturdays, Sundays and holidays as defined in the Exhibit C lease, at a cost per month, in total, of $1,000 regardless of how many of said 180 spaces TeleTech uses from time to time. TeleTech hereby agrees to make said payments to 1700 in advance on a monthly basis.

                    (ii) Provided that TeleTech has elected by at least one month's prior written notice to 1700, then 1700 further agrees to make available to TeleTech, beginning on December 1, 1993 or on the first day of any month thereafter during the term of the Sublease, up to 300 parking spaces, on the Levels of the Garage and for the hours and on the days set forth above in subparagraph (c)(i), at a cost per month, in total, of $1,500 regardless of how many of said 300 spaces TeleTech uses from time to time. TeleTech hereby agrees to make said payments to 1700 in advance on a monthly basis. If TeleTech makes the election permitted by this subparagraph (c)(ii) it cannot thereafter revert to the number of spaces referred to in subparagraph (c)(i). Parking spaces taken under this subparagraph (c)(ii) are in lieu of those taken under subparagraph (c)(i) and TeleTech shall then have no further rights under subparagraph (c)(i).

               (d) Anything in subparagraphs (c)(i) and (c)(ii) above notwithstanding, TeleTech's rights to the parking spaces therein respectively described are subject to 1700's sole determination from time to time that prudent operation of the Garage permits TeleTech's use of those spaces.

               (e) All rights of TeleTech to parking spaces as provided in this paragraph 3 shall remain in effect only so long as the Lease to Apache remains in effect.

          4. ALTERATIONS AND PHYSICAL ADDITIONS. No alterations or physical additions shall be made to the premises covered by the Sublease without the prior written consent of 1700. To the extent that Apache has so agreed in writing in the Sublease, such written consent by 1700 to TeleTech shall also constitute 1700's consent to Apache, as Lessee under the Lease, to such alterations or physical additions; provided however that nothing in this paragraph 4 shall relieve or be deemed to relieve such Lessee from any other or further obligation, responsibility, consequence, or liability with respect to or arising out of the making of such alterations or physical additions. Except for the generator and electrical feed discussed below in paragraph 6, all such alterations and physical additions made by TeleTech shall become part of the Building and title thereto shall vest in 1700 as provided in the Lease.

          5. NON-DISTURBANCE AND ATTORNMENT. It is hereby acknowledged and agreed between 1700 and TeleTech that in the event that the Lease between 1700 as Lessor and Apache as Lessee terminates for any reason including any default thereunder by Apache or any of Apache's subtenants, other than TeleTech, that that certain Lease Agreement, executed between 1700 as Lessor and TeleTech as Lessee, which Lease is attached hereto as Exhibit C (the "Exhibit C Lease"), shall immediately become effective and that TeleTech shall not be disturbed in its rights to occupy the premises which until then were demised to it under the Sublease and that the relationship between 1700 and TeleTech shall then be direct as set forth in the Exhibit C Lease.

          6.   GENERATOR.

               (a) LOCATION. It is hereby acknowledged that TeleTech will be acquiring a generator, the description of which will be attached hereto as Exhibit D as soon as the same is available. 1700 hereby agrees to allow TeleTech, during the terms of the Sublease and the Exhibit C Lease, to install such generator in the basement of the Building in a place designated by 1700.

               (b) MAINTENANCE. TeleTech shall be wholly responsible for the maintenance and repair of the generator and the electrical feed, and 1700 shall have no such responsibility. 1700 shall allow access to the generator at all reasonable times, to be coordinated with 1700 except in the case of an emergency; and in the case of an emergency 1700 shall allow access at any time provided however that in the event of a simultaneous emergency involving the Building, 1700 and its employees and contractors shall have sole access to the area to the extent they deem necessary.

               (c) ENGAGEMENT OF MAINTENANCE CONTRACTOR. 1700 may recommend to TeleTech a maintenance contractor or contractors from which TeleTech may at its election select a maintenance contractor to perform maintenance and repair on the generator. In any event, 1700 shall have no responsibility or liability for any damage or injury to the generator or to any other property or to any person, or for any failure of the generator to fulfill the purposes for which it is designed or intended. TeleTech hereby agrees to indemnify 1700 and hold it harmless from all claims for any such damage or injury.

               (d) All of the obligations imposed in the Exhibit C Lease on TeleTech with respect to Lessee's fixtures, equipment and personal property shall be applicable also to the generator during the period of the Sublease and during the period of the Exhibit C Lease; provided however that the generator shall not become a part of the Building or the property of 1700 and at the expiration or earlier termination of both the Sublease and the Exhibit C Lease the generator and the electrical feed shall be removed and any damage to the Building shall be repaired, to 1700's satisfaction, all at the expense of TeleTech. The generator and electrical feed may be removed at any time by TeleTech or the person who holds the first lien thereon under TeleTech on condition that any damage be repaired as provided in the preceding sentence.

     7. HVAC. 1700 and TeleTech hereby acknowledge, for HVAC purposes, that normal Building hours, exclusive of holidays, are weekdays from 7:00 a.m. to 6:00 p.m. and Saturdays from 7:00 a.m. to 1:00 p.m. (Mountain Standard Time and Mountain Daylight Savings Time, as applicable). Provided that the same are asked for at least five business days before the end of a month, 1700 shall provide at times other than the aforesaid hours, HVAC at $7.00 per hour per one-half floor in the summer and $9.00 per hour per one-half floor in the winter. Air circulation only shall be billed at the rate of $4.00 per hour per one-half floor. These rates shall be effective through the term of the Sublease, but are subject to adjustment by 1700 if the rate for the entire Building is changed. These rates are also predicated on TeleTech contracting for overtime HVAC in minimum one-month blocks.

     Any other requests for HVAC during hours outside of normal Building hours shall be billed at the normal Building rates.

     8. TIME OF OPERATION. The provisions of this Agreement shall operate at all times during the term of the Sublease and, as applicable, during the term of the Exhibit C Lease.

     9. NOTICES. Notices shall be given to 1700 and TeleTech in the manner and at the addresses set forth for such parties in the Exhibit C Lease. Copies of notices given by 1700 to TeleTech shall also be given as follows:

          To:  TeleTech Telecommunications, Inc.
               15355 Morrison Street
               Sherman Oaks, California 91403

                              and

               Theodore Z. Gelt
               Suite 2600
               1600 Broadway
               Denver, Colorado 80202-4926

but the giving or receipt of such copies shall not defer or delay the effectiveness of any notice given to TeleTech as described above in the first sentence of this paragraph.

     10. CONSTRUCTION. This Agreement shall be construed under and in accordance with the laws of the State of Colorado.

     11. NON-MERGER. Notwithstanding anything in the Lease, or the Exhibit C Lease, the terms of this Agreement shall not be merged therewith.

     12. TELETECH CALIFORNIA AND TELETECH COLORADO JOINTLY AND SEVERALLY LIABLE. TeleTech California and TeleTech Colorado hereby agree that they are jointly and severally liable for all of the obligations of TeleTech California or of TeleTech Colorado, or of both of them, under this Agreement or under the Exhibit C Lease or under both thereof. Any default or breach by one of them shall be deemed to be the default or breach of both of them.

          13. APACHE'S LIABILITY UNDER THE LEASE CONTINUES. Nothing in this Agreement, or in the Sublease attached hereto, or in Exhibit B hereto or in Exhibit C hereto shall relieve or be deemed to relieve Apache from any obligation, responsibility, consequence, or liability under the Lease.

          14. LIMITATION OF 1700'S PERSONAL LIABILITY. Apache and TeleTech specifically agree to look solely to 1700's interest in the Building for the recovery of any judgment from 1700 arising out of the Lease, the Sublease, or this Agreement, it being agreed that 1700 (and its partners and shareholders of partners) shall never be personally liable for any such judgment. The provision contained in the preceding sentence is not intended to, and shall not, limit any right that Apache or TeleTech might otherwise have to obtain injunctive relief against 1700 or 1700's successors in interest or any suits or actions in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by 1700.

          IN WITNESS WHEREOF, this Agreement is executed the 16th day of March, 1993.

                                        1700 LINCOLN LIMITED, a Colorado
                                        limited partnership

                                        By:  HINES COLORADO LIMITED, a
                                             Colorado limited partnership


                                             By:  /s/ Louis S. Sklar
                                                  ------------------------------
                                                  Gerald D. Hines, a
                                                  General Partner of Hines
                                                  Colorado Limited
                                                  [Louis S. Sklar,
                                                   Attorney-In-Fact
                                                   For Gerald D. Hines]

                                        By:  HINES COLORADO CORPORATION, a
                                             General Partner of Hines
                                             Colorado Limited


                                             By:  /s/ Louis S. Sklar
                                                  ------------------------------
                                                  Gerald D. Hines,
                                                  President

                                                  [Louis S. Sklar,
                                                   Attorney-In-Fact
                                                   For Gerald D. Hines]

                                        TeleTech Telecommunications, Inc., a
                                        California corporation


                                        By:  /s/ Kenneth Tuchman
                                             -----------------------------------
                                             Kenneth Tuchman, President

Attest:   /s/ (signature illegible)
          -------------------------
          Secretary


                                        TeleTech Teleservices, Inc., a
                                        Colorado corporation

                                        By:  /s/ Kenneth Tuchman
                                             -----------------------------------
                                             Kenneth Tuchman, President

Attest: /s/ (signature illegible)
        -------------------------
          Secretary

ACCEPTED AND AGREED TO:
                                        Apache Corporation,
                                        a Delaware corporation

                                        By:  /s/ Roger B. Rice
                                             -----------------------------------

Attest:   /s/ James S. (illegible)
          ------------------------
          Assistant Secretary

STATE OF TEXAS            )
                          ) ss.
CITY AND COUNTY OF HARRIS )

     The foregoing instrument was acknowledged before me this 16th day of March, 1993, by Louis S. Sklar, Power of Attorney for Gerald D. Hines, President of Hines Colorado corporation, a Colorado corporation, in its capacity as general partner of Hines Colorado Limited, a Colorado limited partnership, in turn the general partner of 1700 Lincoln Limited, a Colorado limited partnership.

     Witness my hand and official seal.

     My commission expires       1-22-95     .
                           ------------------

                      /s/ Deborah Emery
                      -----------------------------
(SEAL)                       Notary Public





STATE OF TEXAS            )
                          ) SS.
CITY AND COUNTY OF HARRIS )

     The foregoing instrument was acknowledged before me this 16th day of March, 1993, by Louis S. Sklar, Power of Attorney for Gerald D. Hines, a general partner of Hines Colorado Limited, a Colorado limited partnership, in turn the general partner of 1700 Lincoln Limited, a Colorado limited partnership.

     Witness my hand and official seal.

     My commission expires       1-22-95      .
                           -------------------

(SEAL)                      /s/ Deborah Emery
                            --------------------------
                                 Notary Public

STATE OF COLORADO         )
                          ) ss.
CITY AND COUNTY OF DENVER )

     The foregoing instrument was acknowledged before me this 22nd day of February, 1993, by Kenneth Tuchman, President of TeleTech Telecommunications Inc., a California corporation.

     Witness my hand and official seal.

     My commission expires       4-23-93      .
                           -------------------

                             /s/ Susan Brown
                            --------------------------
(SEAL)                             Notary Public




STATE OF COLORADO         )
                           ) ss.
CITY AND COUNTY OF DENVER )

     The foregoing instrument was acknowledged before me this 22nd day of February, 1993, by Kenneth Tuchman, President of TeleTech Teleservices, Inc., a Colorado corporation.

     Witness my hand and official seal.

     My commission expires       4-23-93      .
                           -------------------

                             /s/ Susan Brown
                            --------------------------
(SEAL)                             Notary Public

STATE OF COLORADO         )
                          ) ss.
CITY AND COUNTY OF DENVER )

     The foregoing instrument was acknowledged before me this 1st day of March, 1993, by Roger B. Rice as Vice President of Apache Corporation, a Delaware corporation.

     Witness my hand and official seal.

     My commission expires       6-26-93      .
                           -------------------

                            /s/ Susan Garcia
                            --------------------------
(SEAL)                             Notary Public

                                   EXHIBIT "A"

                                    SUBLEASE


     THIS SUBLEASE is made and entered into as of January 29, 1993, by and between APACHE CORPORATION, a Delaware corporation ("Sublandlord") and TELETECH TELECOMMUNICATIONS, INC., a California corporation ("TeleTech California") and TELETECH TELESERVICES, INC., a Colorado corporation ("TeleTech Colorado") (TeleTech California and TeleTech Colorado are hereinafter collectively referred to as "Subtenant").

                                    RECITALS

     A. Sublandlord, as lessee, has entered into a Lease Agreement (the "Lease Agreement") dated December 4, 1986 with 1700 Lincoln Limited, a Colorado limited partnership, as lessor (hereinafter, "Lessor"), for the lease of certain premises in an office building (the "Building") located on all or parts of Lots 16 through 30, and a portion of Lot 31 (together with those portions of the vacated alley adjacent thereto), Block 30 of H.C. Brown's Addition in the City and County of Denver, Colorado.

     B. The Lease Agreement has been amended by a First Lease Amendment dated June 1, 1988, a Second Lease Amendment dated June 21, 1991, and a Third Lease Amendment dated ________________ 1992 (collectively, the "Lease Amendments").

     C. The Lease Agreement, as amended by the Lease Amendments, all of which are attached hereto as EXHIBIT A, are hereinafter collectively referred to as the "Master Lease." The entire premises leased to Sublandlord under the Master Lease is hereinafter referred to as the "Premises."

     D. Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord a portion of the Premises (the "Subleased Premises," as further defined in this Sublease) on the terms and conditions set forth in this Sublease.

     For and in consideration of the foregoing recitals, the mutual promises and covenants of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

     1. SUBLEASE. Sublandlord hereby leases the Subleased Premises to Subtenant, and Subtenant leases the Subleased Premises from Sublandlord on the terms and conditions set forth in this Sublease.

     2. SUBLEASED PREMISES. The "Subleased Premises" shall mean the 44,569 square feet of net rentable area, being all of the 14th and 15th floors of the Building, as depicted on EXHIBIT B to this Sublease.

     3. DELIVERY OF SUBLEASED PREMISES. Sublandlord shall deliver possession of the Subleased Premises to Subtenant upon mutual execution of this Sublease and Lessor consenting to this Sublease as provided in paragraph 16. THE SUBLEASED PREMISES SHALL BE DELIVERED ON AN "AS IS" CONDITION, WITHOUT ANY REPRESENTATIONS OR WARRANTIES AS TO ITS CONDITION OR FITNESS FOR A PARTICULAR USE. Sublandlord shall not be obligated to make any alterations or improvements to the Subleased Premises on account of this Sublease.

     4. LEASEHOLD IMPROVEMENTS. Subtenant shall construct the improvements (the "Leasehold Improvements") described in the Work Letter attached hereto as EXHIBIT C. The costs of design, construction and installation of the Leasehold Improvements shall be paid as provided in the Work Letter. All Leasehold Improvements constructed pursuant to the Work Letter shall become a part of the Premises, and title to all Leasehold Improvements shall vest in accordance with the Master Lease.

     5. TERM. The term of this Sublease will begin as of the date of mutual execution of this Sublease and will terminate on May 31, 1997.

     6. BASIC RENT. Subtenant shall pay to Sublandlord as Basic Rent for the Subleased Premises the sum of $2,446,121.00, payable in advance, without notice, demand, offset or counterclaim, in equal monthly installments of $54,803.00 due and payable on the first day of each calendar month commencing on September 1, 1993 (the "Sublease Rent Commencement Date") and continuing through May 31, 1997.

     The Basic Rent is subject to adjustment based upon the actual cost of Leasehold Improvements and certain delays outside of the control of Subtenant as provided in the Work Letter. If the Basic Rent is so adjusted then, upon the request of either party, Sublandlord and Subtenant shall execute an amendment to this Sublease (in a form to be submitted by Sublandlord) confirming the Basic Rent and the payment schedule for the Basic Rent under this Sublease. If the Sublease Rent Commencement Date is other than the first day of the month or if the term ends on other than the last day of the month, rent shall be appropriately prorated. All rent payable under this Sublease shall be paid to Sublandlord at Sublandlord's address as set forth in this Sublease.

     7. ADDITIONAL RENT. During the term of this Sublease, Subtenant shall pay to Sublandlord as and when due under the Master Lease any additional rent which may be due and payable pursuant to the Master Lease which is attributable to the Subleased Premises including, but not limited to:

          (a) Any adjustment to Basic Rent which Sublandlord is required to pay pursuant to Article II, Sections 4(d) and (e) of the Master Lease which is attributable to the Subleased

     Premises; for purposes of determining increases in "Lessee's Share of Computed Operating Expenses" and "Lessee's Share of Computed Tax Expenses",
     (i) the Initial Operating Expense Basic Cost and the Initial Tax Basic Cost for the Subleased Premises will be the Actual Operating Expenses and Impositions attributable to the Subleased Premises for the calendar year 1993, and Subtenant shall be obligated to pay additional rent (and payments for estimated increases) based upon increases from such Initial Operating Expense Basic Cost and Initial Tax Basic Cost); and (ii) Subtenant's proportionate share of increases in such expenses for the Building as a whole will be 3.782%, which is based upon dividing the 44,569 square feet of net rentable area of the Subleased Premises by the 1,178,560 square feet of net rentable area of the entire Building (as represented by the Lessor in the Master Lease), provided such percentage shall be subject to adjustment if the area of either the Subleased Premises or the entire Building is modified during the term of this Sublease; and

          (b) Any other rent or other sums payable as additional rent under the Master Lease attributable to the Subleased Premises or Subtenant's activities.

Sublandlord shall provide Subtenant with a copy of the statements of Lessee's Share of Computed Operating Expenses Tax Expense which Sublandlord receives from Lessor for calendar year 1993 and each subsequent year during the term of this Sublease. If Sublandlord shall receive any refund or credit for overpayment of Operating Expenses, Impositions or any other additional rent which is attributable to the Subleased Premises and the term of this Sublease, Subtenant shall be entitled to the refund or credit of so much thereof as shall be attributable to prior payments by Subtenant.

     8. PARKING. Sublandlord shall make available to Subtenant Sublandlord's right to park 90 automobiles in the Garage. Subtenant shall acquire all such rights directly from Lessor on such terms and conditions and at such monthly rate as agreed upon by Lessor and Subtenant.

     9. SERVICES. Sublandlord shall not be obligated to provide any services to Subtenant or repairs or maintenance to the Subleased Premises or the Building; provided, however, upon the reasonable request of Subtenant, Sublandlord shall provide reasonable assistance to Subtenant in enforcing the terms of the Master Lease requiring Lessor to provide services, repairs or maintenance to the Subleased Premises or the Building. Sublandlord shall not be required to incur any out-of-pocket expenses in providing such assistance, and Sublandlord may condition its assistance upon any such expenses being prepaid by Subtenant. The exact nature of the assistance to be provided by Sublandlord shall be determined by Sublandlord, in its reasonable discretion, and

Sublandlord shall not be required to provide assistance in any manner which, in Sublandlord's sole discretion, may adversely affect Sublandlord's relationship with Lessor or otherwise expose Sublandlord or any of its other tenants to risk of injury or other damage. Subtenant's sole source of services shall be Lessor pursuant to the terms of the Master Lease. Sublandlord makes no representations or warranties as to the availability or adequacy of services. Subtenant's covenants to pay rent under this Sublease are separate and independent from any covenant of Sublandlord or Lessor to provide services or other amenities hereunder or Sublandlord's agreement to provide assistance to Subtenant hereunder. Notwithstanding the foregoing, if the Subleased Premises become untenantable for seven consecutive business days (Monday through Friday, but excluding Holidays, as defined in the Master Lease) owing to the cessation of services, if Subtenant has provided Sublandlord written notice of such cessation of services and if Sublandlord has received an abatement of rent under the Master Lease with respect to the Subleased Premises because of the cessation of services, then rent shall partially abate under this Sublease after the seven day period. The portion of the rent for which the abatement will be applicable will be all rent exclusive of that portion of the Basic Rent which is applicable to the cost of Leasehold Improvements, as described in the Work Letter. Upon receipt of notice of cessation of services from Subtenant for which Subtenant is entitled to an abatement of rent, Sublandlord shall use good faith efforts in attempting to obtain an abatement of rent under the Master Lease. The abatement under this Sublease shall cease at such time and to the extent Sublandlord is no longer entitled to an abatement of rent under the Master Lease with respect to the Subleased Premises.

     10. SIGNAGE. Sublandlord shall cooperate with Subtenant in having Subtenant's name and location of its office placed on the Building directory in the lobby of the Building, its name placed near the elevator on the floor on which the Subleased Premises are located and otherwise in placing a placard designating Subtenant's name, either on the entrance to the Subleased Premises or immediately adjacent thereto. All such signage shall be standard signage for the Building and subject to the approval of Lessor.

     11. MASTER LEASE. This Sublease is subject and subordinate to the Master Lease. The provisions of the Master Lease are incorporated into this Sublease as the agreement of Sublandlord and Subtenant and are applicable to this Sublease with the same force and effect as though Sublandlord was landlord under the Master Lease, and Subtenant was tenant under the Master Lease. Subtenant assumes and agrees to make all payments with respect to the Subleased Premises and to perform and be bound by all of Sublandlord's covenants contained in the Master Lease with respect to the Subleased Premises. In the event of any conflict between the terms and provisions of the Master Lease and this Sublease, the terms and provisions of the Master Lease shall prevail and control.

     12. DEFAULT BY SUBTENANT. Subtenant shall not cause or allow to be caused any default under the Master Lease, nor shall Subtenant permit anything to be done which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Lessor under the Master Lease. In the event of any breach by Subtenant under the Master Lease or this Lease, Sublandlord shall have all the rights against Subtenant as would be available to the landlord against the tenant under the Master Lease if such breach were by the tenant thereunder including, but not limited to, the right to terminate Subtenant's right to possession of the Subleased Premises and any options granted under this Sublease and all other rights upon default as set forth in Article V, Section 8 of the Master Lease.

     13. SUBTENANT INDEMNIFICATION. In addition to all other obligations it may have under this Sublease, each Subtenant shall indemnify, defend and hold Sublandlord harmless from and against any losses, liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and costs) arising out of any default under the Sublease or the Master Lease caused by either Subtenant or either Subtenant's employees, agents or contractors including, but not limited to, those relating directly or indirectly to either Subtenant remaining in possession of the Subleased Premises beyond the term of this Sublease; provided, however, Subtenant shall have no obligation to indemnify Sublandlord for matters arising out of the default, negligence or willful misconduct of Sublandlord or its employees, agents or contractors.

     14. SUBLANDLORD INDEMNIFICATION. Sublandlord shall duly and punctually perform all of its obligations under the Master Lease. Sublandlord shall indemnify, defend and hold Subtenant harmless from and against any and all losses, liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and costs) arising out of any default under the Master Lease caused solely by Sublandlord or its employees, agents or contractors; provided, however, Sublandlord shall have no obligation to indemnify Subtenant for matters arising out of the default, negligence or willful misconduct of Subtenant or its employees, agents or contractors.

     15. PROCEDURES FOR INDEMNIFICATION. Upon the occurrence of any event giving rise to a claim, demand or other matter for which either party believes the other is required to indemnify, defend or hold harmless under this Sublease, the party requesting indemnification (the "Indemnified Party") shall give written notice to the other party (the "Indemnifying Party"), and shall give the Indemnifying Party a reasonable opportunity to defend the same at its own expense and with counsel of its own selection. The Indemnified Party shall at all times also have the right to fully participate at its expense in the defense of such matter with counsel of its choosing. If the claim is one that cannot by its nature be defended solely by the Indemnifying Party, the Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request. If the Indemnifying Party shall fail to defend within a reasonable time after demand to do so, the Indemnified Party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the claim or other matter on behalf, for the account and at the risk of the Indemnifying Party.

     If Sublandlord is the Indemnifying Party, Sublandlord shall have the right to treat TeleTech California and TeleTech Colorado as if they were a single entity; Sublandlord shall not be required to retain separate counsel for each; and TeleTech California and TeleTech Colorado shall waive any conflict of interest in having a single counsel representing both of them.

     If a material conflict of interest exists in having counsel chosen by the Indemnifying Party assume the defense, then the Indemnified Party may appoint independent counsel, subject to the approval of the Indemnifying Party, to represent the Indemnified Party with respect to the issues for which the conflict of interest exists. On all other issues, the independent counsel's participation shall be subject to the direction and lead of the counsel appointed by the Indemnifying Party to assume the defense. The fees charged by the independent counsel shall be limited to reasonable fees, and shall otherwise be consistent with the fee structure and policies of the Indemnifying Party in paying its outside counsel. If for any reason during the course of representation the independent counsel is no longer acceptable to the Indemnifying Party, then the Indemnifying Party may require that substitute counsel be appointed by the Indemnified Party, again subject to the approval of the Indemnifying Party. The Indemnifying Party shall be responsible for such reasonable fees as may be incurred in the transition to such substitute counsel.

     16. LESSOR CONSENT. This Sublease is contingent upon Lessor consenting to this Sublease and Subtenant and Lessor entering into an agreement (the "Lessor's Agreement") relating to, among other things, after hours HVAC, parking, nondisturbance and attornment, approval of Construction Drawings and an extended term. Subtenant and Lessor shall look solely to one another for performance of their respective obligations under the Lessor's Agreement, and shall hold harmless Sublandlord with respect to any covenants, agreements, representations or warranties made in the Lessor's Agreement. If Lessor's consent to this Sublease is conditioned and Subtenant and Sublandlord accept such consent notwithstanding such condition, this Sublease shall be subject to the terms of Lessor's consent.

     17. CONFIDENTIALITY. Sublandlord and Subtenant hereby covenant and agree that, at all times during the term of this Sublease, unless consented to in writing by the other party, no press release or other public disclosure concerning this Sublease shall be made, and each party agrees not to disclose the terms of this Sublease other than (a) to directors and officers of the parties, and employees, agents and affiliates of the parties who are involved in the ordinary course of business with this transaction, all of whom shall be instructed to comply with the nondisclosure provisions hereof; (b) Lessor and its property manager and their employees, agents and affiliates; (c) in response to lawful process or subpoena or other valid enforceable order of a court or other authority of competent jurisdiction; and (d) in any filings with any governmental authorities required by reason of the transaction provided for in this Sublease. Sublandlord and Subtenant shall have their respective brokers execute confidentiality agreements in which they agree not to disclose the terms of this Sublease.

     18. FUTURE ASSIGNMENT OR SUBLEASE. Subtenant shall not assign or otherwise transfer, mortgage, pledge, hypothecate or encumber this Sublease or the Subleased Premises, or any interest therein, and shall not sublet the Subleased Premises or any part thereof, or any right or privilege appurtenant thereof, or permit any other party to occupy the Subleased Premises, or any portion thereof, without the written consent of Sublandlord. Sublandlord may condition its consent upon Lessor also giving its consent. The transfer or agreement to transfer of more than 49% (cumulative taking into account other transfers) of the issued and outstanding shares of stock of either Subtenant, the transfer of all or substantially all of the assets of either Subtenant, or the merger of either Subtenant with another corporation, shall be treated as a sublease or assignment of this Sublease; provided, however, that any public or private offering of the shares of stock of either Subtenant which results in not less than $500,000 of additional unrestricted cash being contributed to the capital of that Subtenant shall not be considered such an assignment or sublease. Sublandlord may not withhold its consent to any sublease or assignment if the proposed subtenant or assignee provides Sublandlord with satisfactory evidence of net cash flow and net worth in accordance with generally accepted accounting principles consistently applied at least as great as the cash flow and net worth of Subtenant as of the date of this Sublease. Sublandlord's consent to any assignment, transfer or subletting by Subtenant shall not relieve Subtenant from any of its obligations under this Sublease.

     19. TENANT ALTERATIONS. Subtenant shall make no alteration, change, improvement, repair, replacement or addition to the Subleased Premises without the prior written consent of Sublandlord unless Lessor has approved or has no right to approve the changes and Subtenant has given Sublandlord prior written notice of such changes. Subtenant shall provide to Sublandlord copies of any and all plans, specifications, notices and other correspondence delivered by Subtenant to Lessor which relate to Subtenant's request for Lessor's approval hereunder.

     20. INSURANCE. Subtenant shall maintain, throughout the term of this Sublease, such policy or policies of insurance with respect to the Subleased Premises as Sublandlord is required to maintain pursuant to the Master Lease including, but not limited to, the policies required pursuant to Article V,
Section 11 of the Master Lease. Notwithstanding the policy limits set forth in the Master Lease, Subtenant shall obtain and maintain throughout the term of the Lease comprehensive general and contractual liability insurance against claims for personal injury, death and property damage occurring in or about the Subleased Premises, such insurance to afford protections in limits of not less than $1,000,000.00 in respect of injury to or death of any number of persons arising out of any occurrence and $1,000,000.00 in respect of any instance of property damage. The foregoing liability policies shall name Sublandlord and Lessor as an additional insured, shall insure performance of the indemnities of Subtenant contained in this Sublease and shall be primary coverage in the instance of Subtenant's indemnities, so that any insurance coverage obtained by Lessor or Sublandlord shall be in excess thereto. All policies required under this Sublease shall be endorsed to provide a waiver of subrogation as to Sublandlord and Lessor in accordance with the terms of the Master Lease. Subtenant shall from time to time promptly deliver to Sublandlord evidence that all premiums have been paid and all policies are in full force and effect, all in such form as Sublandlord may reasonably request. All policies required under this Sublease shall include an agreement by the insurer that the policy shall not be canceled, terminated, modified or allowed to expire without 15 days' written notice to Sublandlord.

     21. HAZARDOUS SUBSTANCES. Subtenant shall not cause or permit any hazardous substances to be used, stored, generated or disposed of on the Subleased Premises by Subtenant or its agents, employees, contractors or invitees. The foregoing shall not apply to the presence, use, storage or disposal of small quantities of hazardous substances that are generally recognized to be appropriate in normal, general office uses. Hazardous substances are those substances or materials defined as toxic or hazardous substances or materials by any environmental law; environmental laws shall mean any federal laws, rules or regulations and the laws, rules and regulations of the jurisdiction in which the Building is located that relate to health, safety or environmental protection.

     22. TERMINATION OF MASTER LEASE. Sublandlord shall not do or suffer or permit anything to be done which would constitute a default under the Master Lease or would cause the Master Lease to be canceled, terminated or forfeited by virtue of any rights of cancellation, termination or forfeiture reserved or vested in the Lessor under the Master Lease. Notwithstanding the foregoing, Sublandlord may voluntarily terminate the Master Lease during the term of this Sublease provided Lessor agrees in writing to treat such termination as an assignment of this Sublease by Sublandlord to Lessor. In the event of any such termination, Subtenant shall be bound to Lessor for the balance of the term of this Sublease as if Lessor were the Sublandlord under this Sublease, Subtenant shall attorn to Lessor as its landlord, Sublandlord shall be released from any liability with respect to such termination and no liability or obligation shall thereafter accrue against Sublandlord with respect to this Sublease. In such event, Subtenant and Lessor may enter into a direct lease which replaces this Sublease, provided there is no adverse economic effect to Sublandlord by reason of the relationship between Lessor and Subtenant being through a direct lease rather than a continuation of this Sublease.

     23. ADDITIONAL SPACE. If Subtenant desires to sublease any additional space in the Building from Sublandlord, Subtenant shall give Sublandlord written notice of such desire, and Sublandlord and Subtenant shall attempt to negotiate the terms for the sublease of additional space. The notice shall include a brief description of the space which Subtenant desires to sublease, the proposed commencement date for such sublease and the rental rate which Subtenant is willing to pay. Sublandlord agrees to negotiate with Subtenant but shall be under no obligation to sublease any additional space to Subtenant except on terms acceptable to Sublandlord as set forth in an agreement executed by Sublandlord and Subtenant.

     24. GOVERNING LAW. This Sublease shall be governed by and construed in accordance with the laws of the State of Colorado.

     25. SEVERABILITY. Should any of the provisions of this Sublease to any extent be held to be invalid or unenforceable, the remainder of this Sublease shall continue in full force and effect.

     26. ENTIRE AGREEMENT. Except as provided in the next sentence, this Sublease embodies the entire understanding and agreement among the parties relative to the matters contained herein, and supersedes all prior negotiations, understandings or agreements in regard to the Subleased Premises or the subleasing of the Subleased Premises, whether written or oral including, but not limited to, the nonbinding letter of intent executed by Sublandlord on October 8, 1992 and Subtenant on October 15, 1992. Separate and independent of this Sublease are the following agreements and documents between Sublandlord and Subtenant or otherwise relating to the Subleased Premises which are not superseded by this Sublease: (a) Promissory Note executed by Subtenant for the benefit of Sublandlord; (b) Security Agreement between Sublandlord, as Secured Party, and Subtenant, as Debtor, and any other documents and instruments now or hereafter executed by Sublandlord or Subtenant relating to the obligations secured thereunder; (c) Nondisclosure Agreement between Sublandlord and Subtenant; (d) the Lessor's Agreement between Lessor and Subtenant; and (e) a letter agreement between Sublandlord and Kenneth Tuchman ("Tuchman"), the sole shareholder of Subtenant, relating to the covenants set forth in paragraph 38 of this Sublease.

     27. WAIVER. No provision of this Sublease may be waived, except by an agreement in writing signed by all of the parties hereto. A waiver of any term or provision shall not be construed as a waiver of any other term or provision.

     28. HEADINGS. The subject headings used in this Sublease are included for purposes of reference only, and shall not affect the construction or interpretation of any of its provisions.

     29. AMENDMENT. This Sublease may be amended, altered or revoked only by written instrument executed by all of the parties.

     30. NOTICES. All notices required or permitted by this Agreement shall be in writing and shall be given by personal delivery or sent to the address of the party set forth below by registered or certified mail, postage prepaid, return receipt requested, or by reputable overnight courier, prepaid, receipt acknowledged. Notices shall be deemed received on the earlier of the date of actual receipt or, in the case of notice by mail or overnight courier, the date of receipt marked on the acknowledgment of receipt. Rejection or refusal to accept or the inability to deliver because of change of address of which no notice was given shall be deemed to be received as of the date such notice was deposited in the mail or delivered to the courier.

          If to Sublandlord:  Apache Corporation
                              2000 Post Oak Boulevard, Suite 100
                              Houston, TX 77056-4400

                    Attn:     Greg L. Pyles,
                              Manager of General Services

          With a copy to:     Apache Corporation
                              2000 Post Oak Boulevard, Suite 100
                              Houston, TX 77056-4400

                    Attn:     George J. Morgenthaler, General Counsel

          If to TeleTech Colorado (following occupancy of the Subleased
          Premises):

                         TeleTech Teleservices, Inc.
                         1700 Lincoln Street, Fourteenth Floor
                         Denver, CO 80203

          If to TeleTech California:

                         TeleTech Telecommunications, Inc.
                         15355 Morrison Street
                         Sherman Oaks, CA 91403

          With a copy to:     Theodore Z. Gelt, Esq.
                              Gelt, Fleishman & Sterling, P.C.
                              1600 Broadway, Suite 2600
                              Denver, CO 80202

          If to Tuchman pursuant to paragraph 38:

                              Kenneth Tuchman
                              1700 Lincoln Street, 14th Floor
                              Denver, CO 80203

Any party may change its address to which notices should be sent to it by giving the other parties written notice of the new address in the manner set forth in this paragraph.

     31. NOTICES FROM LESSOR. Sublandlord and Subtenant shall use good faith efforts to promptly forward to one another copies of any notices applicable to this Sublease or the Subleased Premises which either of them may receive from Lessor under the Master Lease.

     32. CONSTRUCTION. All terms used in this Sublease shall have the same meaning as assigned to them in the Master Lease except as otherwise expressly provided herein.

     33. FURTHER ACTS. Upon reasonable request from a party hereto, from time to time, each party shall execute and deliver such additional documents and instruments and take such other actions as may be reasonably necessary to give effect to the intents and purposes of this Sublease.

     34. ATTORNEYS' FEES. In the event of any litigation or arbitration proceedings between the parties hereto concerning the subject matter of this Sublease, the prevailing party in such litigation or proceeding shall be awarded, in addition to the amount of any judgment or other award entered therein, the costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in the litigation or proceeding.

     35. BINDING EFFECT. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     36. BROKERS. Each party represents and warrants to the other that it has not dealt with any real estate broker or finder in connection with this Sublease other than Cushman Realty Corporation and Beitler Commercial Realty Services, both of which shall be compensated by Sublandlord. Each party shall indemnify and hold harmless the other from any loss, claim, damage, obligation, cost or expense, including reasonable attorneys' fees, arising out of any claim made by any other broker or finder claiming by, through or under such party.

     37. AUTHORITY. Each party represents and warrants unto the other that (a) it is a duly organized and existing legal entity under the laws of the State in which it is organized, and in good standing and authorized to do business in the State of Colorado, (b) it has full right and authority to execute, deliver and perform this Sublease, (c) the person executing this Sublease is authorized to do so, and (d) upon request of Sublandlord, such person executing on behalf of Subtenant will deliver satisfactory evidence of his or her authority to execute this Sublease on behalf of Subtenant.

     38. FINANCIAL COVENANTS. During the term of this Lease and so long as Subtenant owes any obligation to Sublandlord under this Sublease, each Subtenant covenants and agrees as follows:

          (a) Subtenant and Subtenant Affiliates shall keep and maintain accurate books, records and accounts reflecting in accordance with generally accepted accounting principles consistently applied (and consistent with the manner in which Subtenant currently keeps and maintains same) all items of income and expense of Subtenant in connection with its operations and upon request of Sublandlord, shall make such books, records and accounts available to Sublandlord for inspection at the Subleased Premises at all reasonable times (but no more frequently than once per calendar quarter).

          (b) Following the end of each of its fiscal years, the chief financial officer of Subtenant will certify and furnish to Sublandlord Subtenant's balance sheet, statement of earnings and statement of cash flow as of the end of and for the preceding fiscal year. All such financial statements shall be prepared consistent with the manner in which Subtenant currently prepares such statements, which is in accordance with generally accepted accounting principles, consistently applied. The financial statements to be provided by Subtenant shall be prepared both internally by Subtenant and externally by Subtenant's certified public accountants (provided that unless Subtenant is otherwise doing so, the financial statements shall not be required to be audited). The internal statements shall be delivered to Sublandlord within 60 days following the end of each of Subtenant's fiscal years and the external financial statements shall be delivered to Sublandlord within 120 days following the end of each of Subtenant's fiscal years; provided, however, that if there is a delay in the accountants furnishing such external financial statements to Subtenant, then, upon request of Subtenant given prior to the expiration of such 120 day period, Sublandlord will grant Subtenant a reasonable extension within which to furnish the external financial statements, which extension shall not exceed an additional 60 days. Within 45 days following the end of each of its fiscal quarters, Subtenant shall deliver to Sublandlord internal quarterly and year to date financial statements as of the end of the preceding fiscal quarter in the same format as the year end financial statements, except the quarterly statements need not be audited or certified.

          (c) From time to time, and not more often than once per calendar quarter, Subtenant shall provide Sublandlord with such further information regarding the business, affairs and financial condition of Subtenant and any Subtenant Affiliate as Sublandlord may reasonably request; provided any such information so requested by Sublandlord must be in the possession or control of Subtenant or any Subtenant Affiliate or within its reasonable abilities to obtain and in a format normally utilized by Subtenant. As a part of providing such information, Subtenant shall make available for conference with representatives of Sublandlord (but not more often than once per calendar quarter), Kenneth Tuchman, and the chief financial officer of Subtenant or any Subtenant Affiliate as Sublandlord may from time to time reasonably request. All such conferences shall be held at the Subleased Premises or such other place and at such reasonable time as mutually agreed upon by Sublandlord and Subtenant.

          (d) As a part of the financial statements certified annually in accordance with paragraph 38(b), Subtenant and Tuchman shall each certify in writing to Sublandlord as to the total aggregate payments and distributions made directly or indirectly to Tuchman and all Tuchman Affiliates from Subtenant and all Subtenant Affiliates for the previous fiscal year, itemized in such detail as Sublandlord may reasonably request. As a part of the quarterly financial statements to be delivered pursuant to paragraph 38(b), Subtenant shall also deliver to Sublandlord a similar itemized report within 45 days following the end of each fiscal quarter with quarterly and year to date totals of all such payments and distributions to Tuchman and Tuchman Affiliates, provided the quarterly statements need not be certified.

          (e) The total aggregate payments of any kind made by Subtenant and Subtenant Affiliates to Kenneth Tuchman and all Tuchman Affiliates in any fiscal year of Subtenant (or Subtenant Affiliates, as applicable) shall not exceed the total of the following (the "Permitted Payments"):

               (i)    $300,000.00, plus

               (ii) the product of the total of the highest marginal taxable rates for Federal tax law purposes and state tax laws purposes that applies to Tuchman or the Tuchman Affiliates, as appropriate, and the taxable income required to be included by Tuchman or the Tuchman Affiliates as a result of distributions from Subtenant or operation of the tax law on Subtenant, Subtenant Affiliates, Tuchman and Tuchman Affiliates, as determined for Federal and State income tax purposes, plus

               (iii) 20% of the pre-tax income of Subtenant, as determined for federal income tax purposes.

Any payment or other distribution directly or indirectly to Tuchman or Tuchman Affiliates from Subtenant or Subtenant Affiliates, including, but not limited to, the note payable to Tuchman from Subtenant in the original principal amount of approximately $634,415, shall be debited against the Permitted Payments. Provided Subtenant is not in default of this Sublease, Sublandlord shall not unreasonably withhold its consent to a request from Subtenant and Tuchman to allow payments to Tuchman in excess of the Permitted Payment if (1) Tuchman reinvests such payment (net of income taxes) into either Subtenant, either in the form of capital or loans which are subordinated to the obligations of Subtenant to Sublandlord under this Sublease, or (2) during such times as Subtenant has established to Sublandlord's reasonable satisfaction that Subtenant has and will continue to maintain combined unrestricted cash reserves from operations of not less than the lesser of $500,000 or the total Basic Rent due under this Sublease, in excess of the combined, known payables and short term liabilities of Subtenant; provided, however, payments to Tuchman and Tuchman Affiliates shall again be restricted without notice from Sublandlord if such minimum unrestricted cash reserves are no longer available. For purposes of this paragraph 38, the term "Subtenant Affiliates" shall mean any entity owned or having common ownership with Subtenant; and the term "Tuchman Affiliates" shall mean Tuchman's spouse, ancestors, lineal descendants; any corporation, partnership or other entity in which Tuchman, his spouse, ancestors or lineal descendants have any interest; or any purchaser or other assignee of any of Tuchman's stock in either TeleTech California or TeleTech Colorado.

          (f) If Subtenant fails to fulfill any of the covenants set forth in paragraphs 38(a), (b), (c) or (d), Subtenant shall be deemed to be in default of such covenant only if the following notice and right to cure periods have been satisfied:

               (i) Sublandlord shall give Tuchman and Subtenant written notice of the default and specifics in reasonable detail as to the nature of the alleged default. If any notice of alleged default is not given by Sublandlord in a timely manner, the default shall be deemed waived by Sublandlord. Any waiver under this subparagraph (f) shall not affect any future or ongoing defaults by Subtenant, provided Sublandlord gives notice of such defaults in a timely manner, nor shall such waiver apply to fraud.

               A notice of default will be deemed to be given in a timely manner only if given within the following time frames: (1) with respect to an alleged default under subparagraph 38(a), only if the default notice is given within 90 days from the date of any review or inspection of the books and records or if the books and records are not made available for review or inspection, within 90 days from the date of the request for the review or the inspection of the books and records;
          (2) with respect to an alleged default under subparagraph 38(b), only if the default notice is given within 90 days following the date such financial statement is required to be delivered; (3) with respect to an alleged default under subparagraph 38(c), only if the default notice is given within 90 days following the date the information is given or conference is held, as appropriate, and if the requested information is not made available or the conference is not held, within 90 days from the date Sublandlord requested such information or conference; and (4) with respect to an alleged default under subparagraph 38(d), only if the default notice is not given within 90 days following Sublandlord's receipt of all of the other financial statements required to be delivered under subparagraph 38(b).

               (ii) Subtenant shall not be in default if Subtenant cures the default within 30 days following receipt of the written notice of default or, if by the nature of the default it is not reasonable to cure within 30 days, if Subtenant commences to cure within such 30 day period and thereafter diligently and continuously pursues to cure to completion.

     The foregoing requirements of notice, right to cure and waiver of default shall apply only to defaults under subparagraphs 38(a), (b), (c) and (d) of this Sublease, and shall not be applicable to any other defaults under this Sublease.

     39. SUBTENANT LIABILITY. The obligations of TeleTech California and TeleTech Colorado under this Sublease are joint and several. Any default by one Subtenant under this Sublease shall be deemed to be a default by both Subtenants.

     THIS SUBLEASE is executed by the parties as of the date first above written.

                                        SUBLANDLORD:

                                        APACHE CORPORATION,
                                        a Delaware corporation


                                        By:/s/  R.B. Rice
                                           -------------------------------------
                                        Its:  Vice President, Human Resources

                                        SUBTENANT:

                                        TELETECH TELECOMMUNICATIONS, INC.,
                                        a California corporation


                                        By:/s/ Kenneth Tuchman
                                           -------------------------------------
                                        Its:  President



                                        TELETECH TELESERVICES, INC.,
                                        a Colorado corporation


                                        By:/s/ Kenneth Tuchman
                                           -------------------------------------
                                        Its:  President

                                January 29, 1993




Mr. Kenneth Tuchman
15355 Morrison Street
Sherman Oaks, CA 91403

                                   Re: Sublease dated January 29, 1993, between Apache Corporation, as Sublandlord, and TeleTech Telecommunications, Inc.
                                        ("TeleTech California") and TeleTech
                                        TeleServices, Inc. ("TeleTech
                                        Colorado"), as Subtenant, relating to
                                        the 14th and 15th floors of One Norwest
                                        Center, Denver, Colorado

Dear Mr. Tuchman:

                      Apache Corporation ("Apache") has been requested to enter into the referenced Sublease with TeleTech California and TeleTech Colorado (collectively, "Subtenant"), corporations in which you are the sole shareholder. Apache is willing to enter into the Sublease if and only if you confirm the following representations, warranties, covenants and agreements that you have made to Apache:

                      1. You represent and warrant that you are the sole shareholder of TeleTech California and TeleTech Colorado.

                      2. Subject only to the notice, cure and waiver provisions set forth in paragraph 38(f) of the Sublease, you unconditionally and irrevocably guaranty the timely payment and performance of all of the obligations, covenants and agreements of the Subtenant as set forth in paragraph 38 of the Sublease.

                      3. Until all of Subtenant's obligations under the Sublease have been satisfied, you hereby postpone and subordinate to the claims of Apache against either Subtenant any indebtedness owed to you by Subtenant or any Subtenant Affiliate (as defined in the Sublease) or any other claim which you may have against Subtenant or any Subtenant Affiliate in excess of the "Permitted Payments," as defined in the Sublease. You agree not to assign or otherwise transfer any right or claim you may have against either Subtenant or any Subtenant Affiliate unless your successor in interest agrees in writing to the terms set forth in this letter relating to the subordination and postponement.

Mr. Kenneth Tuchman
January 29, 1993
Page 18

                      4. In the event of any failure to cure any default under paragraph 38 of the Sublease for which notice was properly given and for which default was not waived, you shall be personally responsible for and guaranty payment and performance by Subtenant of all of their obligations under the Sublease.

                      5. You agree to pay all the costs, fees and expenses including, without limitation, reasonable attorneys' fees, which may be incurred by Apache in enforcing your obligations under this letter which shall not be duplicitous of the attorneys' fees incurred in collection against Subtenant under the Sublease.

                      6. Your obligations in this letter are direct and independent of any obligation of Subtenant to Apache. In the event of your breach of any of the terms in this letter, Apache shall proceed directly and jointly against you and Subtenant to enforce Apache's rights under this letter. Apache may do so without pursuing any other right or remedy available to Apache whatever. Any payment made by Subtenant shall reduce the amount of the recovery to which Apache shall be entitled against you.

                      7. Your obligations set forth in this letter shall terminate only upon Subtenant performing (or otherwise being released from performance by waiver or otherwise but not by bankruptcy) all of their obligations under the Lease. The terms of this letter shall be binding upon you and your successors and assigns.

                      8. No circumstance which operates to discharge or to bar, suspend or delay Apache's right to enforce any obligation of either Subtenant (including, but not limited to, the pendency or conclusion of any proceeding under any federal bankruptcy laws or any similar present or future federal or state law) other than both Subtenants performing (or being released from performance including by waiver) all of their obligations under the Sublease, shall have any effect upon the enforceability of any of your obligations to Apache hereunder.

                      Please confirm your understanding and agreement to be bound by the foregoing representations, warranties, covenants and agreements by executing a copy of this letter in the space provided below. You understand that Apache will be relying upon this letter in entering into the Sublease.

Mr. Kenneth Tuchman
January 29, 1993
Page 19

                                        APACHE CORPORATION



                                        By:  /s/ R.B. Rice
                                             -----------------------------------
                                        Its: Vice President - Human Resources
                                             -----------------------------------

Approved and agreed on
January 29, 1993:


/s/ Kenneth Tuchman
- -----------------------------------
Kenneth Tuchman

                           FIRST AMENDMENT TO SUBLEASE

     THIS FIRST AMENDMENT TO SUBLEASE ("Amendment") is made and entered into as of February 17, 1993, by and between APACHE CORPORATION, a Delaware corporation ("Sublandlord"), and TELETECH TELECOMMUNICATIONS, INC., a California corporation and TELETECH TELESERVICES, INC., a Colorado corporation ("Subtenant").

                                    RECITALS

     A. Sublandlord and Subtenant have entered into a Sublease dated as of January 29, 1993 relating to the 14th and 15th floors of the One Norwest Center building, Denver, Colorado (the "Sublease").

     B. Sublandlord and Subtenant desire to amend the Sublease on the terms and conditions set forth in this Amendment.

     FOR AND IN CONSIDERATION of the foregoing recitals, the mutual promises and covenants of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

     1. AMENDMENT. Paragraph 21 of the Sublease shall be amended by deleting that entire paragraph and replacing it with the following:

          21. HAZARDOUS SUBSTANCES. Subtenant shall not cause or permit any hazardous substances to be used, stored, generated or disposed of on the Subleased Premises by Subtenant or its agents, employees, contractors or invitees. The foregoing shall not apply to the presence, use, storage or disposal of small quantities of hazardous substances that are generally recognized to be appropriate in normal, general office uses, provided that such presence, use, storage and disposal are lawful under all environmental laws. Hazardous substances are those substances or materials defined as toxic or hazardous substances or materials by any environmental law; environmental laws shall mean any federal laws, rules or regulations and the laws, rules and regulations of the jurisdictions in which the Building is located that relate to health, safety or environmental protection.

     2. NO FURTHER AMENDMENTS. Except as set forth in this Amendment, the Sublease shall remain in full force and effect, without any change or modification whatsoever.

     THIS FIRST AMENDMENT TO SUBLEASE is executed by the parties as of the date first above written.

                                        SUBLANDLORD:

                                        APACHE CORPORATION,
                                        a Delaware corporation



                                        By:/s/ R.B. Rice
                                           -------------------------------------
                                        Its:Vice President
                                            ------------------------------------

                                        SUBTENANT:

                                        TELETECH TELECOMMUNICATIONS, INC.,
                                        a California corporation



                                        By:/s/ Kenneth Tuchman
                                           -------------------------------------
                                        Its:President
                                            ------------------------------------

                                        TELETECH TELESERVICES, INC.,
                                        a Colorado corporation



                                        By:/s/ Kenneth Tuchman
                                           -------------------------------------
                                        Its:President
                                            ------------------------------------

                          SECOND AMENDMENT TO SUBLEASE

     THIS SECOND AMENDMENT TO SUBLEASE ("Amendment") is made and entered into as of 1-21, 1994, by and between APACHE CORPORATION, a Delaware corporation ("Sublandlord"), and TELETECH TELECOMMUNICATIONS, INC., a California corporation, ("Teletech California") and TELETECH TELESERVICES, INC., a Colorado corporation, ("Teletech Colorado") (Teletech California and Teletech Colorado and hereinafter referred to as "Subtenant").

                                    RECITALS

     C. Sublandlord and Subtenant have entered into a Sublease dated as of January 29, 1993 and a First Amendment to Sublease dated February 17, 1993 (as amended, the "Sublease"), relating to approximately 44,569 square feet of net rentable area, on the 14th and 15th Floors of the One Norwest Center, Denver, Colorado (the "Building").

     D. Subtenant has requested from Sublandlord the right to use on a temporary basis approximately 6,000 square feet located on the 36th floor of the Building which Sublandlord currently subleases from Enserch Corporation ("Enserch").

     E. Sublandlord desires to allow Subtenant to use such space, defined in the amendment as the "Temporary Space," on the terms and conditions set forth in this Amendment and subject to the terms of the consent of Enserch attached hereto as EXHIBIT B ("Enserch Consent").

     FOR AND IN CONSIDERATION of the foregoing recitals, the mutual promises and covenants of the parties and other good and valuable consideration, Sublandlord and Subtenant hereby agree as follows:

     1. CONSENT TO USE. Sublandlord hereby consents to Subtenant using the Temporary Space on the terms and conditions set forth in this Amendment.

     2. TEMPORARY SPACE. The "Temporary Space" shall mean the approximately 6,000 square feet of net rentable area which is that portion of the 36th floor of the Building as depicted on EXHIBIT A to this Amendment.

     3. USE OF SPACE. Subtenant shall use the Temporary Space solely for training and recruiting purposes in connection with its TCI project and for no other purposes.

     4. CONDITION OF SPACE. THE TEMPORARY SPACE SHALL BE MADE AVAILABLE TO SUBTENANT ON AN "AS IS" CONDITION WITHOUT ANY REPRESENTATIONS OR WARRANTIES AS TO ITS CONDITION OR FITNESS FOR A PARTICULAR USE. Sublandlord shall not be obligated to make any alterations or improvements to the Temporary Space.

     5. TERM. The right to use the Temporary Space shall begin as of the date of mutual execution of this Amendment and shall terminate on May 31, 1994.

     6. BASIC RENT. Subtenant shall pay to Sublandlord as additional Basic Rent the sum of five hundred dollars ($500.00) per month or any part thereof that Subtenant uses any of the Temporary Space.

     7. ADDITIONAL RENT. During the term of this Amendment, Subtenant shall pay to Sublandlord, as and when due under the Master Lease or the Enserch Sublease, any additional rent or other sums which may be due and payable by Sublandlord pursuant to the Master Lease or the Enserch Sublease which is attributable to the Temporary Space or Subtenant's activities thereon, including, but not limited to any rental and other payments which Sublandlord may be required to pay under the Master Lease or the Enserch Sublease by reason of Subtenant remaining in the possession of the Temporary Space after the expiration of the term of the Enserch Sublease. The payment of any holdover rent and liquidated damages shall be in addition to, and not in lieu of, any other rights that Sublandlord shall have by reason of such default.

     8. SERVICES. Sublandlord shall not be obligated to provide any services, repairs or maintenance to the Temporary Space. Subtenant's sole source of such services shall be Lessor and Enserch pursuant to the terms of the Master Lease and the Enserch Sublease, respectively. Subtenant shall contract directly with Lessor in the scheduling and payment for any after-hours air conditioning for the Temporary Space. Any requests for correction of deficiencies of services provided to the Temporary Space shall be made by Subtenant to Sublandlord in the same manner as provided for the Subleased Premises as set forth in the Sublease.

     9. MASTER LEASE AND ENSERCH LEASE. Subtenant's right to use the Temporary Space is subject and subordinate to the terms of the Master Lease and the Enserch Sublease. In consideration of the below market rent being paid for the Temporary Space, Subtenant's sole recourse against Sublandlord with respect to the Temporary Space or under this Amendment is to the interest of Sublandlord in the Temporary Space. Subtenant shall not have any right to satisfy any judgment which it may have against Sublandlord with respect to the Temporary Space or this Amendment from any other assets of Sublandlord.

     10. ALTERATIONS. Subtenant shall make no alteration, change, improvement, repair, replacement or addition to the Temporary Space without the prior written consent of Sublandlord which consent may be withheld for any reason. Subtenant may install certain voice/data cabling in and to the Temporary Space, provided that all such installation work shall comply with the terms of the Sublease,

Master Lease and the Enserch Sublease and shall have been approved by the Lessor and Enserch, as applicable.

     11. OBLIGATIONS ASSUMED. Subtenant acknowledges that pursuant to the Enserch Consent, Sublandlord's grant to Subtenant of the right to use the Temporary Space does not constitute a sublease of the Temporary Space to Subtenant. Subtenant hereby expressly waives any claims that it is subleasing the Temporary Space from Sublandlord and agrees that Subtenant's rights to use of the Temporary Space shall be strictly limited to the rights granted in this Amendment. Notwithstanding that Subtenant's rights are limited to the right to use the Temporary Space, Subtenant's obligations with respect to the Temporary Space shall be the same as if the Temporary Space was included within the definition of the Subleased Premises during the term of this Amendment. These obligations include, but are not limited to, the obligations to indemnify, to maintain confidentiality, to maintain minimum levels and types of insurance, not to sublease or assign, not to permit any hazardous substances and not to suffer or permit any default under the Master Lease or the Enserch Sublease or cause any cancellation, termination of forfeiture of either of such leases.

     12. LESSOR CONSENT. This Amendment and all of the rights of Subtenant to use the Temporary Space are subject to Lessor giving it written consent to the terms of this Amendment.

     13. DEFINED TERMS. Except as otherwise provided in this Amendment, all capitalized terms used in this Amendment shall have the same meaning as assigned to them in the Sublease.

     14. ENTIRE AGREEMENT. This Amendment embodies the entire understanding and agreement among the parties relative to the matters contained herein, and supersedes all prior negotiations, understandings or agreements in regard thereto, whether written or oral, including, but not limited to, a Letter of Intent dated January 4, 1994 from Kenneth D. Tuchman, on behalf of Subtenant, and Gregory L. Pyles, on behalf of Sublandlord.

     15. NO FURTHER AMENDMENT. Except as provided in this Amendment, the Sublease shall remain in full force and effect, without any amendment or modification whatsoever.

     THIS SECOND AMENDMENT TO SUBLEASE is executed by the parties as of the date first above written notwithstanding date of actual execution.

                                        SUBLANDLORD:

                                        APACHE CORPORATION,
                                        a Delaware corporation


                                        By:/s/ (illegible)
                                           -------------------------------------
                                        Its:Manager, General Services
                                            ------------------------------------

                                        SUBTENANT:

                                        TELETECH TELECOMMUNICATIONS, INC.,
                                        a California corporation


                                        By: /s/ Kenneth Tuchman
                                            ------------------------------------
                                        Its:
                                            ------------------------------------

                                        SUBTENANT:

                                        TELETECH TELESERVICES, INC.,
                                        a California corporation

                                        By: /s/ Kenneth Tuchman
                                            ------------------------------------
                                        Its:
                                           -------------------------------------

                                    EXHIBIT A
                                 TEMPORARY SPACE


            [MAP OF PREMISES COVERED BY SECOND AMENDMENT TO SUBLEASE]

                                    EXHIBIT B
                                 ENSERCH CONSENT

                        [omitted from original document]

                          SECOND AMENDMENT TO SUBLEASE

     THIS SECOND AMENDMENT TO SUBLEASE ("Amendment") is made and entered into as of October 5, 1995, by and between APACHE CORPORATION, a Delaware corporation ("Sublandlord") and TELETECH TELECOMMUNICATIONS, INC., a California corporation, and TELETECH TELESERVICES, INC., a Colorado corporation (collectively, "Subtenant").

                                    RECITALS

     A. Sublandlord and Subtenant have entered into a Sublease dated as of January 29, 1993, relating to the 14th and 15th Floors of the One Norwest Center (the "Building"), Denver, Colorado, and a First Amendment to Sublease dated February 17, 1993 (as amended, the "Sublease"), the premises thereunder being defined in the Sublease as the "Subleased Premises."

     B. The parties have agreed to an expansion of the Subleased Premises on the terms and conditions set forth in this Sublease.

     FOR AND IN CONSIDERATION of the foregoing Recitals, the mutual promises and covenants of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

     1. EXPANSION PREMISES. The "Subleased Premises" shall be amended to include the 4,427 square feet of net rentable area, being a portion of the 17th Floor of the Building as depicted on Exhibit A to this Amendment. This additional 4,427 square feet of net rentable area is sometimes referred to in this Amendment as the "Expansion Premises." The total net rentable area of the Subleased Premises, including the Expansion Premises, is agreed to be 48,996 square feet.

     2.   TERM.     The Expansion Premises shall be deemed to be a part of the
Subleased Premises effective as of the date of mutual execution of this Amendment and will continue as a part of the Expansion Premises through August 31, 1996 (the "Expansion Premises Termination Date"), subject to Subtenant's option to extend the term with respect to the Expansion Premises, as provided in this Amendment. Subtenant shall vacate and quit the Expansion Premises on the Expansion Premises Termination Date.

     3.   BASIC RENT.    The Basic Rent for the Subleased Premises is hereby
increased by $44,270. The increased Basic Rent shall be paid by increasing the monthly installments of Basic Rent under the Sublease by $4,427 comencing with the installment due November 1, 1995, and continuing on the first day of each calendar month through the Expansion Premises Termination Date.

     4.   ADDITIONAL RENT.    For purposes of calculating the Additional Rent
due with respect to the Expansion Premises (both during the initial term and the option term if the Expansion

Premises Option is exercised), the Initial Operating Expense Basic Cost and the Initial Tax Basic Cost for the Expansion Premises will be the Actual Operating Expenses and Impositions attributable to the Expansion Premises for the calendar year 1995.

     5.   DELIVERY OF EXPANSION PREMISES.    Sublandlord shall deliver
possession of the Expansion Premises to Subtenant upon mutual execution of this Amendment. THE EXPANSION PREMISES SHALL BE DELIVERED ON AN "AS IS" CONDITION, WITHOUT ANY REPRESENTATIONS AND WARRANTIES AS TO ITS CONDITION OR FITNESS FOR A PARTICULAR USE. Sublandlord shall not be obligated to make any alterations or improvements to the Expansion Premises. Any improvements that Subtenant may desire to construct on the Expansion Premises shall be subject to approval by Sublandlord and all of the other terms and conditions of the Sublease.

     6.   OPTION TO EXTEND EXPANSION PREMISES TERM.    Subtenant is hereby
granted an option to extend the term of the Sublease with respect to the Expansion Premises (the "Expansion Premises Option") beyond the Expansion Premises Termination Date, in accordance with the following terms and conditions:

          (a) Subtenant shall exercise the Expansion Premises Option, if at all, by giving written notice of exercise to Sublandlord on or before July 15, 1996.

          (b) The right of Subtenant to exercise the Expansion Premises Option shall be subject to there being no event of default by Subtenant existing under the Sublease at the time of exercise.

          (c) Upon an effective exercise of the Expansion Premises Option, (i) the Subleased Premises shall continue to include the Expansion Premises through May 31, 1997, at which time the Sublease terminates as to all of the Subleased Premises; (ii) the Basic Rent shall be increased by an additional $39,843 which amount shall be paid by Subtenant continuing to pay the increase in the monthly installments of Basic Rent of $4,427 on the first day of each calendar month through May 31, 1997; and (iii) the Expansion Premises will continue to be subleased on an "AS IS" basis, without any representations or warranties as to the condition or fitness for a particular use, and Sublandlord shall not be required to make any alterations or improvements to the Expansion Premises.

     7. TUCHMAN CONSENT. This Amendment is contingent upon Kenneth Tuchman consenting to its terms.

     8. DEFINED TERMS. Except as otherwise provided in this Amendment, all capitalized terms used in this Amendment shall have all of the same meanings as assigned to them in the Sublease.

     9. STATUS OF SUBLEASE. Subtenant hereby acknowledges that, as of the date of this Amendment, there are no known defaults by Sublandlord under the Sublease or any facts or circumstances which, but for the giving of notice or lapse of time, will constitute a default by Sublandlord under the Sublease.

     10. NO FURTHER MODIFICATION. Except as provided in this Amendment, the Sublease shall remain in full force and effect, without any amendment or modification whatsoever.

     THIS SECOND AMENDMENT TO SUBLEASE is executed by the parties as of the date first above written.

SUBTENANT:                              SUBLANDLORD:

TELETECH TELECOMMUNICATIONS, INC.,      APACHE CORPORATION,
a California corporation                a Delaware corporation

By:/s/ Joseph D. Livingston             By:/s/ (illegible)
   -------------------------------         --------------------------------
Its:SRVP/COO                            Its:Dir. Gen SVCS
    ------------------------------          -------------------------------

TELETECH TELESERVICES, INC.,
a Colorado corporation

By: /s/ Joseph D. Livingston
    -------------------------------
Its:SRVP/COO
    -------------------------------

                           CONSENT OF KENNETH TUCHMAN

     Kenneth Tuchman hereby consents to the foregoing Second Amendment to Sublease, agrees to continue to be bound by the terms of the Letter Agreement dated January 29, 1993, between Kenneth Tuchman and Apache Corporation, and further agrees that the terms of such Letter Agreement will not be affected by the terms of the foregoing Second Amendment to Sublease.

DATED October 23, 1995.

                                        /s/ Kenneth Tuchman
                                        ----------------------------------------
                                        Kenneth Tuchman

                                    EXHIBIT A
                        DESCRIPTION OF EXPANSION PREMISES

                   EXHIBIT A TO SUBLEASE DATED MARCH 16, 1993

                                  MASTER LEASE



                             ONE UNITED BANK CENTER

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into this 4th day of December, 1986 by and between 1700 LINCOLN LIMITED, a Colorado limited partnership, whose address for purposes hereof is 1700 Lincoln, Suite 1303, Denver, Colorado 80203 (hereinafter called "Lessor"), and APACHE CORPORATION, a Delaware corporation, whose address for purposes hereof is 1700 Lincoln, Suite 4800, Denver, Colorado 80203 (hereinafter called "Lessee");

                              W I T N E S S E T H:

                                        I

     1. LEASED PREMISES. Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Lessor leases to Lessee and Lessee leases from Lessor those certain premises in the building (hereinafter sometimes called the "Building") presently constructed by Lessor on all or a part of Lots 16 through 30 and a portion of Lot 31 (together with those portions of the vacated alley adjacent thereto), Block 30 of H. C. Brown's Addition in the City and County of Denver, Colorado (hereinafter sometimes called the "Land"), such premises being more particularly described as follows:

          (a) INITIAL TEMPORARY SPACE. The "Initial Temporary Space" shall consist of approximately 20,000 square feet of net rentable area on the 29th floor of the Building and at a location on such floor to be determined by Lessor.

          (b) SECONDARY TEMPORARY SPACE. The "Secondary Temporary Space" shall consist of approximately 10,000 square feet of net rentable area on a floor and at a location on such floor within the Building to be determined by Lessor, which may or may not be contiguous to the Initial Temporary Space.

          (c) PERMANENT SPACE. The "Permanent Space" shall consist of approximately 159,447 square feet of net rentable area on those floors within the Building indicated below and at the locations shown on the floor plans attached hereto as EXHIBIT A.

              Floor              Net Rentable Area
              -----              -----------------

               15                  22,144 sq. ft.
               16                  22,891 sq. ft.
               17                  22,828 sq. ft.
               18                  23,053 sq. ft.
               20                  23,053 sq. ft.
               19                  23,053 sq. ft.
               14                  22,425 sq. ft.

     The Initial Temporary Space and the Secondary Temporary Space shall sometimes be collectively referred to as the "Temporary Space." That portion of the Permanent Space located on floors 15, 16, 17, 18 and 20 of the Building shall sometimes be collectively referred to herein as the "Initial Permanent Space." The term "leased premises" shall include the Temporary Space (so long as it is subject to this lease), the Permanent Space and any additional premises within the Building hereafter included in this lease pursuant to the terms hereof or any addendum or amendment thereto.

     The term "net rentable area", as used herein, shall refer to (i) in the case of a single tenancy floor, all floor area measured from the inside surface of the outer glass line of the Building excluding only the areas ("service areas") used for building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (which service areas shall be measured from the midpoint of walls enclosing such service areas), but including any such service areas which are for the specific use of the particular tenant such as special stairs or elevators, plus an allocation of the square footage of the Building's elevator, machine rooms, main mechanical and electrical rooms and public lobbies (all of such areas being called the "general common areas"), and
(ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass line enclosing the leased premises and measured to the mid-point of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called "common areas"), and excluding service areas as aforesaid, but including a proportionate part of the common areas located on such floor based upon the ratio which the tenant's net rentable area (excluding common areas) on such floor bears to the aggregate net rentable area (excluding common areas) on such floor, plus an allocation of the square footage of the general common areas. No deductions from net rentable area shall be made for columns or projections necessary to the Building. The net rentable areas in the Initial Temporary Space, the Secondary Temporary Space and the Permanent Space have been calculated on the basis of the foregoing definition and are hereby stipulated for all purposes hereof to be the square footages set forth in subparagraphs
(a), (b) and (c) above, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the leased premises for occupancy.

     2. PRIOR LEASE. Lessor and Lessee entered into a Lease Agreement dated May 4, 1984 (together with Schedules 1 and 2, Exhibits A, A-1 and B, Rider No. 1, and Addendum to Lease Agreement), as amended by a First Lease Amendment dated May 22, 1985 (together with Exhibits C and D attached thereto), a Lease Agreement Amendment dated June 24, 1985, and a Second Lease Amendment dated October 14, 1985 (together with Exhibit C attached thereto) (collectively, the "Prior Lease"), covering and relating to 62,905 square feet of net rentable area on the 28th, 45th, 48th and 49th floors of the Building (the "Existing Space"). Lessee shall vacate the Existing Space and the Prior Lease shall terminate and no longer be of any force or effect when the Commencement Dates (as defined below) shall have occurred for the first three floors of the Initial Permanent Space. If the Commencement Dates for the first three floors of the Initial Permanent Space shall vary, Lessee shall vacate the Existing Space and the Prior Lease shall terminate on a floor by floor basis as of the Commencement Dates as each shall occur. In the event that such a floor by floor transition is necessary, Lessee shall have the right to elect the order in which it shall vacate floors 45, 48 and 49 of the Existing Space, and Lessee shall vacate the Existing Space located on floor 28 on the same date as Lessee is to vacate the last of these full floors. The termination of the Prior Lease shall not release either party from any obligations under the Prior Lease which had accrued prior to the date of termination or from any obligations which would otherwise survive termination of the Prior Lease.

                                       II

     1. TERM. (a) Subject to and upon the terms and conditions set forth herein, or in any exhibit, addendum or rider hereto, this lease shall continue in force for the following terms:

          (b) INITIAL TEMPORARY SPACE. The term of this lease for the Initial Temporary Space shall commence on October 31, 1986, or the Lessee's actual occupancy of the Initial Temporary Space, whichever is earlier (the "Initial Temporary Space Commencement Date"), and shall terminate on Lessee's vacation of the Initial Temporary Space, which shall occur no later than thirty (30) days after the Commencement Date for any of the floors comprising the Initial Permanent Space.

          (c) SECONDARY TEMPORARY SPACE. The term of this lease for the Secondary Temporary Space shall commence on December 1, 1986, or Lessee's actual occupancy of the Secondary Temporary Space, whichever is earlier (the "Secondary Temporary Space Commencement Date"), and shall terminate on Lessee's vacation of the Secondary Temporary Space, which shall occur no later than thirty (30) days after the Commencement Date for any of the floors comprising the Initial Permanent Space.

          (d) PERMANENT SPACE. The term of this lease for the Permanent Space shall commence on differing dates, dependent on the floor of the Building on which the Permanent Space is located. Subject to adjustment in accordance with
Item 6 of the Addendum to the Lease Agreement attached hereto (the "Addendum"), the commencement dates for the respective floors comprising the Permanent Space shall be the dates listed below, or the dates on which Lessee actually occupies such space, whichever is earlier (the "Commencement Dates").

              Floor              Commencement Date
              -----              -----------------

               15                  May 15, 1987
               16                  May 15, 1987
               17                  May 15, 1987
               18                  May 15, 1987
               20                  May 15, 1987
               19                  June 1, 1987
               14                  July 1, 1987

The term of this lease for the entire Permanent Space shall end on May 31, 1997. The terms of the lease periods set forth above for the floors comprising the Permanent Space shall commence on their respective Commencement Dates, which dates shall be subject to adjustment in accordance with Item 6 of the Addendum, regardless of whether the Lessee actually occupies the premises on such dates.

     2. USE. The leased premises are to be used and occupied by Lessee solely for general office purposes. Without limiting the generality of the foregoing, the leased premises shall not be used for any activity which would tend to lower the first-class character of the Building. Lessee shall have the same rights to use of the public areas of the Building and of the Land as have the other tenants of the Building, including access through the lobby and use of the elevators and elevator foyers in the lobby area, and any other floor which Lessee shares in common with other tenants, of the corridors, elevator foyers and rest rooms thereon.

     3. RENT. (a) Lessee hereby agrees to pay a base annual rental (herein called "Basic Rent"), in the following amounts:

          (1) TEMPORARY SPACE. Lessee shall pay Lessor Basic Rent for the Temporary Space equal to the sum of Five Dollars and Seventy-five Cents ($5.75) per square foot of net rentable area per year, commencing for the Initial Temporary Space on the Initial Temporary Space Commencement Date and for the Secondary Temporary Space on the Secondary Temporary Space Commencement Date.

          (2) PERMANENT SPACE. Lessee shall pay Lessor Basic Rent for the Permanent Space equal to the sum of Seventeen Dollars and Fifty-five Cents ($17.55) per square foot of net rentable area per year (which includes the "Initial Tax Basic Cost," and the "Initial Operating Expenses Basic Cost" as defined below), commencing for the respective floors comprising the Permanent Space on their respective Commencement Dates.

Lessee shall also pay, as additional rent, all such other sums of money which become due from and payable by Lessee to Lessor under this lease. Lessor shall have the same remedies for default in the payment of additional rent as are available to Lessor in the case of a default in the payment of Basic Rent. The Basic Rent, together with any adjustment of rent provided for herein then in effect (including but not limited to the adjusted Basic Rent described in Paragraphs 4(a), 4(d) and 4(e) of this Article II), shall be due and payable in twelve (12) equal installments on the first day of each calendar month during the initial term of this lease and any extensions or renewals thereof, and Lessee hereby agrees to so pay such rent to Lessor at Lessor's address as provided herein (or such other address as may be designated by Lessor from time to time) monthly in advance, without demand, counterclaim or set-off, except as provided in Paragraph 1(c) of Article III hereof and Item 5 and Item 6 of the Addendum. If the Initial Temporary Space Commencement Date, the Secondary Temporary Space Commencement Date or any of the Commencement Dates are other than the first day of a calendar month, or the term for occupation of any of the leased premises terminates on other than the last day of a calendar month, then the installments of Basic Rent Initial Operating Expenses Basic Cost and Initial Tax Basic Cost for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. All installments of any sums due by Lessee to Lessor which are not paid within ten (10) calendar days after the same were due hereunder shall bear interest from the date the same were due until paid at a rate per annum until paid equal to the prime rate (hereinafter called the "Prime Rate") charged by Norwest Bank Minneapolis N.A. (or its successor) from time to time to its most credit-worthy corporate borrowers.

     4.   RENT ADJUSTMENTS.

          (a) Lessee shall have the election to have Lessor share in the expense of continuing to lease the Minneapolis Space as set forth in Item 5 of the Addendum to Lease Agreement attached hereto. In the event that Lessee shall elect to exercise this option in accordance with that provision, the Basic Rent for the Permanent Space set forth in Paragraph 3(a)(2) above shall be adjusted upward to $18.55 per square foot of net rentable area.

          (b) "Actual Operating Expenses" shall mean all of Lessor's operating expenses incurred in the operation and maintenance of the Building and the Land and related facilities and such facilities added in subsequent years as may be determined by Lessor to be necessary or reasonable. Operating expenses will be computed on the accrual basis and in accordance with the terms of this lease. The term "operating expenses" shall include all expenses, costs and disbursements (except for "Impositions" as defined below) of every kind and nature which Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building and the Land, including but not limited to, the following:

          (1) Wages and salaries of all employees engaged in the operation and maintenance of the Building (except that as to employees engaged only part-time in the operation and maintenance of the Building, such wages and salaries shall be included only to the extent that the same are attributable to said operation and maintenance), including personnel for security or who may provide traffic control relating to ingress and egress to and from the parking facilities serving the Building to the adjacent public streets. All taxes, insurance and benefits relating to employees providing these services shall be included.

          (2) All supplies and materials used in the operation and maintenance of the Building.

          (3) Cost of all utilities for the Building, including, but not limited to, the cost of water, power, heating, lighting, air conditioning and ventilating (excluding those costs billed to specific tenants).

          (4) Cost of all maintenance and service agreements for the Building and the equipment therein, including, but not limited to, security service, window cleaning, elevator maintenance and janitorial service.

          (5) Cost of all insurance relating to the Building, including, but not limited to, the cost of casualty, rental abatement and liability insurance applicable to the Building and Lessor's personal property used in connection therewith.

          (6) Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to tenants of the Building other than Lessee).

          (7) Amortization of the cost of capital investment items which are primarily for the purpose of reasonably reducing operating costs, except that the amount of such amortized cost, for each capital investment item, which is included each year in operating expenses shall not exceed the reduction in operating costs for that year attributable to such capital investment item or Lessor's reasonable estimate of such reduction if the exact reduction cannot be determined; and amortization of the cost of capital investment items which may be required by governmental authority, but only to the extent that such governmental requirement was not in effect on the date that both Lessor and Lessee have executed this lease. All such costs shall be determined and amortized over the reasonable life of the capital investment items in accordance with generally accepted accounting principles. In no event shall such amortization period extend beyond the reasonable life of the Building.

          (8) Lessor's central office accounting costs applicable to the Building.

          (9)  The Building's share of all the expenses described in (1) through
     (8) to the extent incurred for or in connection with the bridge across Lincoln Street (which share is one-half) or any tunnels or bridges connecting the Building to any parking facility serving the Building.

          (10) A contribution (the "Management Fee Contribution") towards a management fee payable to the manager of the Building, said contribution to be at all times equal to three percent (3%) of the Basic Rent (as the same may be adjusted from time to time) and of the Lessee's Share of Computed Operating Expenses (less Initial Operating Expenses Basic Cost, the same being included in the Basic Rent) and the Lessee's Share of Computed Tax Expenses (less Initial Tax Basic Cost, the same being included in the Basic
     Rent) as described below (but excluding the Management Fee Contribution).

     The term "operating expenses" shall not include (i) depreciation on the Building or interest or principal payments on any mortgage or deed of trust now or hereafter on the Building and/or the Land; (ii) expenses directly resulting from the negligence of Lessor or its agents, servants or employees; (iii) legal fees, space planners' fees, real estate brokers leasing commissions and advertising expenses incurred in connection with the original development or original leasing of the Building or future releasing of the Building; (iv) any bad debt loss, rent loss or reserves for bad debts or rent loss; (v) costs associated with the operation of the business of the corporation, partnership or other entity which constitutes Lessor as the same are distinguished from the costs of operation of the Building, including formation, internal accounting and legal matters, costs of defending any lawsuits with any mortgagees of the Building and/or the Land (except as the actions of Lessee may be an issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Lessor's interest in the Building, costs of any disputes between

Lessor and its employees (if any) not engaged in Building management or operation or outside fees paid in connection with disputes with other tenants;
(vi) any amounts paid as ground rental by Lessor; (vii) costs incurred in connection with any major change in the Building, such as adding or deleting floors; (viii) costs of alterations or improvements of the leased premises or the premises of any other tenant; (ix) costs of correcting defects or inadequacies of the initial design or construction of the Building; (x) costs for which Lessor is reimbursed by insurance, whether by its carrier or any tenant's carrier; or (xi) fines, penalties and interest, including any penalties paid by Lessor to any tenant of the Building, except fines, penalties and interest incurred as a result of the outcome of any dispute regarding the Building and/or the Land in which Lessor is engaged in good faith. Operating expenses shall reflect all cash discounts, trade discounts or quantity discounts received by Lessor or Lessor's manager of the Building in the purchase of goods, utilities or services in connection with the operation of the Building. Lessor shall make payments for goods, utilities and services in a timely manner to obtain available discounts unless Lessor is contesting the charge for the same or otherwise deems it prudent to delay payment.

     As used herein, the term "Impositions" shall mean all taxes, assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Building and the Land or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Building and the Land or their operation, whether or not directly paid by Lessor, excluding, however, federal and state taxes on income, death taxes, excess profit taxes, franchise taxes, or other taxes imposed or measured on or by the income of Lessor from the operation of the Building or imposed in connection with any change of ownership of the Building or the Land; provided, however, that if at any time during the term of this lease, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of an addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed and/or imposed wholly or partially as a capital levy or otherwise on the rents received from said real estate or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within Impositions to the extent that such substitute or additional tax would be payable if the Building and the Land were the only property of Lessor subject to such tax. It is agreed that Lessee will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the leased premises to the extent that the same exceed building standard allowances as set forth in Items 1 through 9 of Schedule

3 to the Addendum (and if the taxing authorities do not separately assess Lessee's leasehold improvements, Lessor may make a reasonable allocation of the Impositions to the same). If special assessments which are payable in annual installments are levied against the Land and/or the Building, the Impositions for a given calendar year shall include only the installment (together with interest thereon if applicable) for that year. If the Building shall be sold at a demonstrably inflated price for tax-shelter purposes of the buyer, then any increased ad valorem real estate taxes resulting from an increase in assessed valuation of the Building based in turn on such inflated sales price shall not be included in Impositions.

          (c) The "Initial Operating Expenses Basic Cost" (including the Management Fee Contribution) is stipulated to be $4.34 per square foot of net rentable area of the leased premises, less the Storage Space (as that term is defined in Item 7 of the Addendum). The "Initial Tax Basic Cost" is stipulated to be $1.21 per square foot of net rentable area of the leased premises, less the Storage Space.

          (d) The term "Computed Operating Expenses" shall mean, with respect to each calendar year during the term of this lease, the Actual Operating Expenses for said year computed in accordance with the provisions of Paragraph 4(b) of this Article II, but excluding the Management Fee Contribution. The term "Lessee's Share of Computed Operating Expenses" shall mean, with respect to any calendar year, the sum of (i) the Management Fee Contribution for such year, and (i) the Computed Operating Expenses for such year (y) divided by the net rentable area of the Building, which is represented by Lessor to be 1,178,560 square feet, and (z) multiplied times the number of square feet of net rentable area contained within the leased premises, less the Storage Space.

     For each calendar year during the term of this Lease, prior to January 1 of each such year (or prior to the commencement of the term of this lease as to the year in which said commencement occurs), Lessor shall provide Lessee in writing a comparison of the Initial Operating Expenses Basic Cost with the projected Lessee's Share of Computed Operating Expenses with respect to such year, and thereafter Lessee shall pay an adjusted Basic Rent for such year which shall include an appropriate amount on account of the excess of such projected Lessee's Share of Computed Operating Expenses over the Initial Operating Expenses Basic Cost. Lessor shall, within a period of one hundred fifty (150) days (or as soon thereafter as possible) after the close of each such calendar year, provide Lessee a statement of the operating expenses for such year prepared by a certified public accountant of recognized standing, and a calculation (based thereon) prepared by Lessor of Lessee's Share of Computed Operating Expenses for such year. If Lessee's Share of Computed Operating Expenses for such year is greater than the projected amount theretofore paid by Lessee for such year,

Lessee shall pay to Lessor within thirty (30) days after Lessee's receipt of the statement the amount of such excess. However, if Lessee's Share of Computed Operating Expenses for such year is less than the projected amount theretofore paid by Lessee for such year, Lessor shall pay to Lessee within thirty (30) days after Lessee's receipt of the statement the amount of such overpayment. Any sums payable by Lessee under this paragraph 4(d) of Article II shall be deemed additional rent.

          (e) The term "Lessee's Share of Computed Tax Expenses" shall mean, with respect to each calendar year, the Impositions for said year (y) divided by the net rentable area of the Building, which is agreed by Lessor and Lessee to be 1,178,560 square feet, and (z) multiplied times the number of square feet of net rentable area contained within the leased premises, less the Storage Space.

     For each calendar year during the term of this lease, prior to January 1 of each such year (or prior to the commencement of the term of this lease as to the year in which said commencement occurs, Lessor shall provide Lessee in writing a comparison of the Initial Tax Basic Cost with the projected Lessee's Share of Computed Tax Expenses with respect to such year, and thereafter Lessee shall pay an adjusted Basic Rent for such year which shall include an appropriate amount on account of the excess of such projected Lessee's Share of Computed Tax Expenses over the Initial Tax Basic Cost. Lessor shall, within a period of one hundred fifty (150) days (or as soon thereafter as possible) after the close of each such calendar year, provide Lessee a statement of the Impositions for such year prepared by a certified public accountant of recognized standing, and a calculation (based thereon) prepared by Lessor of Lessee's Share of Computed Tax Expenses for such year. If Lessee's Share of Computed Tax Expenses for such year is greater than the projected amount theretofore paid by Lessee for such year, Lessee shall pay to Lessor within thirty (30) days after Lessee's receipt of the statement the amount of such excess. However, if Lessee's Share of Computed Tax Expenses for such year is less than the projected amount theretofore paid by Lessee for such year, Lessor shall pay to Lessee within thirty (30) days after Lessee's receipt of the statement the amount of such overpayment. Any sums payable by Lessee under this Paragraph 4(e) of Article II shall be deemed additional rent.

          (f) Should this lease commence or terminate at any time other than the first day of a calendar year, Lessee's Share of Computed Operating Expenses and Lessee's Share of Computed Tax Expenses referred to in Paragraphs 4(d) and 4(e) of this Article II shall be calculated, for the commencement or termination year only, by the following formula:

Days Occupied  X    Lessee's Share of Computed Operating Expenses
- -------------       (or Lessee's Share of Computed Tax Expenses)
     365

               =    Adjusted Lessee's Share of Computed Operating
                    Expenses (or Adjusted Lessee's Share
                    of Computed Tax Expenses)

     If the terms of portions of the leased premises commenced on different dates, Lessee's Share of Computed Operating Expenses (or Lessee's Share of Computed Tax Expenses) shall be separately calculated, for the commencement year(s) only, for each portion of the Leased premises with a different commencement date, as provided in Paragraphs 4(d) and 4(e) of this Article II above. Lessee's Share of Computed Operating Expenses (or Lessee's Share of Computed Tax Expenses) as so calculated shall be separately applied in the above formula and the sum of all amounts resulting from such separate applications shall constitute Lessee's share of Computed Operating Expenses and Lessee's share of Computed Tax Expenses for such commencement year(s).

          (g) Lessor shall keep accurate books and records on the Building, operating expenses and Impositions, and, on reasonable notice from Lessee, make copies thereof available in Denver, Colorado. Lessee shall have the right at all reasonable times, and at its sole expense, to audit Lessor's books and records relating to this lease for any year or years for which additional rental payments become due; or at Lessor's sole discretion Lessor will provide such audit prepared by a certified public accountant. If Lessor reasonably agrees that any such audit establishes that operating expenses or Impositions are less than theretofore reported by Lessor, then Lessor shall promptly remit Lessee's proportionate share of such overage pursuant to such audit. If Lessor reasonably agrees that any such audit prepared at Lessee's expense establishes that the operating expenses and Impositions for any such year, in combined aggregate, theretofore reported by Lessor have been overstated by two percent (2%) or more, then Lessor shall refund to Lessee the cost of such audit.

          (h) Notwithstanding any other provision herein to the contrary, it is agreed with regard to cleaning and utilities only, that in the event the Building is not fully occupied during any calendar year, or in the event the entire Building is not furnished with building standard services during any calendar year, an adjustment shall be made in computing the Computed Operating Expenses for such year so that the Computed Operating Expenses shall be computed for such year as though the Building had been fully occupied during such year, and as though the entire Building had been provided with building standard services during such year. Lessor shall use reasonable efforts to operate the Building efficiently and economically at all times during the term of this lease so as to give Lessee all the services required for tenants of first class office buildings and at the same time keep operating expenses to a reasonable amount. Lessor shall demonstrate to Lessee's satisfaction Lessor's determination and computation of Lessee's share of Computed Operating Expenses.

          (i) Lessor agrees that, per square foot of net rentable area, Lessee's Share of Computed Operating Expenses (excluding the Management Fee Contribution) will not exceed that of any other tenant in the Building.

                                       III

     Lessor and Lessee covenant and agree as follows:

     1.   SERVICES TO BE FURNISHED BY LESSOR.

          (a) Lessor shall use its best efforts to cause public utilities to furnish the electricity and water utilized in operating any and all facilities serving the leased premises.

          (b)  Lessor shall furnish Lessee while occupying the leased premises:

                 (i) Domestic warm and cold water at certain points of supply available on each floor in the Building, with toilet facilities and supplies to be available on each floor; central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Lessor to be standard, but such service at times during weekdays other than normal business hours for the Building, on Saturday afternoons, Sundays and holidays to be furnished only upon request of Lessee, who shall pay the charges described in Schedule 5 attached to the Addendum; routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Lessor to be standard.

                (ii) Janitor service on a five (5) day week basis at no extra charge in accordance with the Janitorial Specifications attached hereto as Exhibit B, as the same may be reasonably amended by Lessor from time to time; provided, however, Lessee shall pay as additional rent, upon presentation of Lessor's statement, the additional cost for cleaning its floor coverings and other improvements which are not building standard. Failure to pay such additional rent shall constitute a default hereunder.

               (iii) Personnel or equipment to maintain security for the Building. Except as provided in the next sentence, Lessor shall, however, not be responsible to prevent, or be liable for, and Lessee shall indemnify Lessor against, all liability or loss to Lessee, its agents, employees and visitors arising from theft, burglary, or damage or injury to persons or property caused by persons (other than the officers or employees of Lessor) gaining access to the Building or the leased premises. The preceding sentence shall not be deemed to excuse Lessor from any negligence of Lessor or its officers or employees with respect to theft, burglary, damage or injury to persons or property caused by Lessor's independent contractors or the officers or employees of such independent contractors. On notice from Lessee, Lessor will make reasonable efforts to require Lessor's independent contractors to deny access to the leased premises to such officers or employees of such independent contractors as Lessee has specifically identified.

                (iv) Sufficient electrical capacity to furnish one hundred twenty (120) volt power for typewriters, voice writers, calculating machines and other machines of similar low electrical power consumption (provided that the total consumption on each floor does not exceed one watt per square foot of net rentable area). In addition, Lessor shall provide electrical capacity for building standard lighting at no premium cost to Lessee, which building standard lighting has been designed for three watts per square foot of net rentable area, and Lessor shall provide sufficient electrical capacity to meet Lessee's electrical requirements for the technical service area described in Item 6 of the Addendum. Lessor shall have the right, if it determines that Lessee is using electric current in excess of what is described above, to install a check meter to determine the amount of electric current that Lessee is using. If Lessee is using electric current in excess of what is described above, the cost of installing and monitoring such check meter, together with such excess current, shall be charged to Lessee as additional rent. Electrical equipment loads which in total on any floor exceed one-half (1/2) watt per square foot of net rentable area may require installation of additional air conditioning capacity above that provided by the building standard system, which additional air conditioning installation and operating costs relating thereto will be the obligation of Lessee unless Lessor has specifically agreed to pay any such costs pursuant to Item 6 of the Addendum.
     Electrical capacity is not provided on a building standard basis for electrical equipment which singly consumes more than five hundred (500) watts (at rated capacity), such as electrical data processing equipment, duplicating machines, and special (incandescent) lighting, or for voltage other than one hundred twenty (120) volts.

                 (v) All fluorescent and incandescent bulb replacement in public areas, and, upon notice from and at Lessee's expense, in the leased premises.

                (vi) Non-exclusive passenger elevator service to the leased premises twenty-four (24) hours per day and non-exclusive freight elevator service during normal business hours.

               (vii) Commence removal of snow and ice on the sidewalks adjacent to the Building within a reasonable time after snowfall or ice accumulation.

     Failure by Lessor to any extent to furnish the above described services, or any cessation thereof, resulting from causes beyond the reasonable control of Lessor shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery break down, or for any reason cease to function properly, Lessee shall have no claim for rebate of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided, however, Lessor agrees to use its best efforts to promptly repair said equipment or machinery and to restore said services.

          (c) Notwithstanding the foregoing, if the leased premises shall become untenantable for five (5) consecutive business days (Monday through Friday but excluding holidays as defined in SCHEDULE 5 attached to the Addendum) owing to the cessation of such services, and if Lessee has provided Lessor written notice of such cessation of services, rent shall abate after the five day period and until such time as the services have been restored so as to make the leased premises tenantable; and if the leased premises remain untenantable for a continuous period of six (6) months, after notice by Lessee to Lessor, owing to cessation of such services Lessee may terminate this lease as of the end of such six-month period, in which event neither Lessor nor Lessee shall have any further liability by reason of this lease or any other document executed in connection herewith.

     2. KEYS AND LOCKS. Lessor shall furnish Lessee two (2) keys for each corridor door entering the leased premises. Additional keys will be furnished by Lessor at a charge to Lessee equal to Lessor's cost on an order signed by Lessee or Lessee's authorized representative. All such keys shall remain the property of Lessor. No additional locks shall be placed on any door of the leased premises without Lessor's permission, which permission shall not be unreasonably withheld, and Lessee shall not make, or permit to be made, any duplicate keys, except those furnished by Lessor. Upon termination of this lease, Lessee shall surrender to Lessor all keys of the leased premises, and give to Lessor the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the leased premises.

     3. GRAPHICS. Lessor shall provide and install, at Lessee's expense except as provided hereinbelow, all letters or numerals on entrance doors to the leased premises. All such letters and numerals shall be in the building standard graphics, and no others shall be used or permitted on the exterior of, or which may be visible from outside, the leased premises without Lessor's prior written approval, which shall not be unreasonably withheld. Lessor also agrees to provide and install a listing of Lessee on the Building's directory board consisting of a maximum of thirty (30) lines, in addition to those lines presently listed on the directory board, all of which shall be at Lessee's expense.

     4. PEACEFUL EMPLOYMENT. Lessor covenants that Lessee shall and may peacefully have, hold and enjoy the leased premises, subject to the other provisions of this Lease, including Paragraph 11 of Article IV, provided that Lessee pays the rental and other sums herein recited to be paid by Lessee and performs all of Lessee's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Lessor contained in this lease shall be binding upon Lessor and its successors only with respect to breaches occurring during its and their respective ownership of the Lessor's interest hereunder.

     5. LIMITATION OF LESSOR'S PERSONAL LIABILITY. Lessee specifically agrees to look solely to Lessor's interest in the Building for the recovery of any judgment from Lessor, it being agreed that Lessor (and its partners and shareholders) shall never be personally liable for any such Judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

     6. PARKING RIGHTS. Lessee shall have the rights to the parking permits described on, but subject to the terms and conditions of Rider No. 1.

                                       IV

     Lessee and Lessor further covenant and agree as follows:

     1. PAYMENTS BY LESSEE. Lessee shall pay all rent and sums provided to be paid to Lessor hereunder at the times and in the manner herein provided, without demand, counterclaim or set off, except as provided in Paragraph 1.(c) of
Article III above and in Items 5 and 6 of the Addendum.

     2. REPAIRS BY LESSOR. Prior to the Commencement Dates, Lessor shall use its best efforts to put the leased premises, parking garage, Building and all Building and parking garage service systems (including, without limitation, plumbing and electrical systems, boilers and elevators) in good repair and condition, and covenants and agrees that at the commencement of the term these systems will be in good electrical, mechanical and operating condition. Unless otherwise stipulated in this lease, Lessor shall not be required to make any improvements to or repairs of any kind or character on the leased premises before or during the term of this lease, except such repairs as may be necessary for normal maintenance operations for a first-class office building. The obligation of Lessor to maintain and repair the leased premises shall be limited to building standard items, as set forth in Schedule 3 attached to the Addendum. Non-building standard leasehold improvements will, at Lessee's written request, be maintained by Lessor at Lessee's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge of fifteen percent (15%) to cover Lessor's overhead. Lessor will, to the extent permitted by such warranties, assign to Lessee any warranties obtained by Lessor in constructing, installing, maintaining or repairing non-building standard leasehold improvements. Notwithstanding any provisions of this lease to the contrary, all repairs, alterations or additions to the Building (as opposed to those involving leasehold improvements) shall be made by Lessor or its contractor only, and except as otherwise provided in, and subject to the other terms and conditions of, this lease, Lessor shall keep the public areas of the Building in the condition expected for first-class office buildings.

     3. REPAIRS BY LESSEE. Subject to Paragraph 13 of Article V, Lessee shall at its own cost and expense, repair or replace any damage or injury done to its leasehold improvements, or any part thereof, caused by Lessee or Lessee's agents, employees or invitees. If Lessee fails to make such repairs or replacements to its leasehold improvements promptly, Lessor may, at its option, make such repairs or replacements, and Lessee shall pay Lessor on demand Lessor's actual costs in making said repairs or replacements plus a charge of fifteen percent (15%) to cover Lessor's overhead. Any damage or injury caused to the Building (as opposed to those involving Lessee's leasehold improvements) by Lessee, its agents, employees or invitees shall be repaired or replaced by Lessor, but at Lessee's expense plus a charge of fifteen percent (15%) to cover overhead.

     4. CARE OF THE LEASED PREMISES. Lessee shall not commit or allow to be committed any waste or damage on any portion of the leased premises, and at the termination of this lease, by lapse of time or otherwise, shall deliver up the leased premises to Lessor in as good condition as at date of possession by Lessee, ordinary wear and tear excepted, and subject to the provisions of Paragraph 4 of Article V below. Upon such termination of this lease, Lessor shall have the right to re-enter and resume possession of the leased premises.

     5.   ASSIGNMENT OR SUBLEASE.

          (a) Lessee may sublet all or any portion of the leased premises or assign this lease, at any time, to any successor entity of Lessee without having first to obtain Lessor's consent, PROVIDED HOWEVER, that such successor entity's use thereof shall be consistent with Paragraph 2 of Article II. A "successor entity" means another corporation at least fifty-one percent (51%) of whose voting stock is owned by Lessee at all times while such sublease or assignment is in effect or an entity which hereafter acquires all of the corporate stock of Lessee.

          (b) Subject to Lessor's prior written approval of each subtenant, which approval shall not be unreasonably withheld or delayed, Lessee may sublet up to 50% of the leased premises; provided, however, that each subtenant's use of the leased premises is consistent with Paragraph 2 of Article II. In the event Lessee should desire to sublet the leased premises or a portion thereof, Lessee shall give Lessor written notice of such desire at least thirty (30) days in advance of the date on which Lessee desires to make such sublease. Lessor shall then have a period of ten (10) days following receipt of such notice within which to provide its written approval of the proposed sublease. Failure by Lessor within such ten (10) day period to give written approval to such subletting shall be deemed disapproval thereof by Lessor. If Lessor approves such sublease, Lessor shall be entitled to receive one-half of all excess rentals to be paid to or owed by such subtenant to Lessee. "Excess rentals" include all lump-sum payments, payments on account of operating expenses and Impositions, payments of rent net of such payments on account of operating expenses and Impositions, and all other payments paid or owed by such sub-tenant for the sublet space in excess of Basic Rent, Initial Operating Expenses Basic Cost and Initial Tax Basic Cost (x) as adjusted under Paragraphs 4(d) and 4(e) of Article II owed by Lessee under this lease, and (y) as increased by the pro rata share allocable to the sublet space of any cash inducement or other payments, inducements or concessions made by Lessor to Lessee in connection with Lessee's entering into this lease, such pro rata share to be determined by amortizing such cash inducement or other payments, inducements or concessions over the term of this lease and allocating the same on an even square foot basis over all of the initial 159,447 square feet of net rentable area; provided, however, that Lessee shall be permitted to deduct the following sums from the payments made by the subtenant before excess rentals in which Lessor is entitled to share arise: (i) any brokerage and legal expense reasonably incurred by Lessee in connection with such sublease; (ii) rentals paid by Lessee to Lessor for any period during which the sublet space was vacant and Lessee was actively seeking a subtenant therefor; (iii) any unamortized value (such amortization to be over the term of this lease) of the leasehold improvements in the sublet space which were paid for by Lessee, depreciated from the date of installation to the date of commencement of the term of the sublease, regardless of whether said improvements might be considered a part of the leased premises or shall be or become the property of Lessor under the terms of this lease; and
(iv) such portion of costs and expenses incurred by Lessee, in connection with the sublease to improve the sublet space as is allocable to the sublease, such portion being determined by amortizing the cost of such improvements to the sublet space over the life of such improvements. Assignments by Lessee of an interest in the leased premises shall be treated the same as and aggregated with subleases. Lessee shall not be liable to Lessor for payment of excess rentals owed to Lessor hereunder except to the extent that such subtenant or assignee has actually paid excess rentals to Lessee. Subleases or assignments made pursuant to subparagraph (a) of this Paragraph 5 are not subject to this subparagraph (b).

          (c) Notwithstanding that Lessor may have approved all subleases and assignments, if Lessee shall have sublet greater than an aggregate of 50% of the leased premises, Lessor may elect either (i) to terminate this lease in its entirety by written notice to Lessee, or (ii) to keep this lease in full force and effect and to receive directly from all subtenants 50% of all excess rentals to be paid by or owed by all subtenants to Lessee. On the day that Lessee has sublet greater than an aggregate of 50% of the leased premises, Lessee shall notify Lessor in writing of that fact and Lessor shall have thirty days after receipt of such notice to elect under option (i) or (ii). If Lessor elects option (i), then Lessee shall have no further liability under this lease except for liabilities which have accrued prior to such termination. Failure by Lessor to make a written election shall be deemed to be an election under option (ii). "Excess rentals" shall be calculated in the manner set forth in subparagraph (b) of this Paragraph 5. Assignments by Lessee of an interest in the leased premises shall be treated the same as and aggregated with subleases. In calculating whether the 50% aggregate (counting both such assignments and subleases) has been exceeded, subleases or assignments pursuant to subparagraph
(a) of this Paragraph 5 shall not be included, but if such 50% aggregate has been otherwise exceeded, then Lessor's election under (i) or (ii) of this subparagraph (c) shall be equally applicable to subleases and assignments under said subparagraph (a).

               No assignment or subletting by Lessee, whether or not pursuant to subparagraph (a) of this Paragraph 5 and whether or not approved by Lessor, shall relieve Lessee of any obligation under this lease. Any attempted assignment or sublease by Lessee in violation of the terms and covenants of this Paragraph 5 shall be void. Any consent by Lessor to a particular assignment or sublease shall not constitute Lessor's consent to any other or subsequent assignment or sublease.

     6.   ALTERATIONS, ADDITIONS AND IMPROVEMENTS.

          (a) Lessor shall deliver and Lessee shall accept the Temporary Space in its present condition (on an "as is" basis) and Lessee shall not be entitled to receive any contribution or allowance from Lessor for improvement thereof. With respect to the Permanent Space, the respective obligations of Lessor and Lessee in connection with the improvement and alteration of the space is set forth in Item 6 of the Addendum. All work to be done by Lessor shall be completed in a good workmanlike manner and in compliance with federal, state and local law, and shall include delivery by Lessor of a certificate of occupancy or other form of authorization, if required by law, issued by the appropriate government or agency thereof, stating that the premises may lawfully be occupied for the uses permitted by this lease. Lessor will prepare the Permanent Space in accordance with Item 6 of the Addendum, but Lessor shall be required to bear the expense of building out the Permanent Space only to the extent set forth in
Item 6 of the Addendum.

          (b) Lessee shall not allow (except as otherwise provided in this lease) any alterations or physical additions to be made in or to the leased premises, or place signs on the leased premises which are visible from outside the leased premises, or place safes or vaults within the leased premises, without first obtaining the written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

          (c) All alterations and physical additions in or to the leased premises which are paid for by Lessor shall, when made, become the property of Lessor and shall be surrendered to Lessor upon termination of this lease, whether by lapse of time or otherwise. If Lessee is not then in default, at the termination of this lease Lessee may remove above-building standard improvements which have been paid for by Lessee provided that Lessee shall have put the leased premises in at least building standard condition and left the premises in good condition and repair, and may likewise remove movable equipment or furniture owned by Lessee. Lessee agrees specifically that no food, soft drink or other vending machine will be installed within the leased premises without the written consent of Lessor; provided, however, that Lessee may install said machines for the exclusive use of its employees and guests as long as the same are not visible from any public areas of the Building, the number and types of said machines are reasonably approved by Lessor, Lessee takes such measures as may be necessary for adequate rodent and insect control and the prevention of odors from emanating therefrom, and Lessee complies with such other reasonable rules and regulations as Lessor may promulgate from time to time, and Lessee shall promptly remove any machine that does not so comply. Additionally, Lessee will be solely responsible for access for servicing same during normal business hours.

          (d) Lessee has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever whether created by act of Lessee, operation of law or otherwise, to be attached to or placed upon Lessor's title or interest in the leased premises or the Building or Land. Should any mechanics' or materialmen's lien ("mechanics' lien") be filed or recorded against the leased premises, the Building or the Land owing to any labor or service claimed to have been performed for or materials claimed to have been furnished at the request of Lessee or its contractors or subcontractors, Lessee covenants and agrees to cause such mechanics' lien to be released and removed of record within fifteen (15) days after Lessee learns of the filing or recording of such mechanics' lien (or such shorter period, after Lessee learns of such recording or filing, as may be required by any mortgage, deed of trust, land or ground lease which may now or hereafter encumber the Building and/or the
Land) unless Lessor by written notice shall extend such time. Lessee shall promptly notify Lessor of the filing or recording of any such mechanics' lien of which Lessee learns and of any notice of intent to file a mechanics' lien statement which is served upon Lessee. Lessor shall have the right to post and keep posted on the leased premises until any alterations, additions, improvements, or repairs are completed any notices permitted or required by law which Lessor shall deem proper for the protection of Lessor, the leased premises, the Building or the Land, or any party having an interest therein, from mechanics' liens. In the performance of all alterations, additions, improvements, or repairs conducted by Lessee's contractors or subcontractors, all such contractors and subcontractors shall be required to maintain casualty and liability insurance coverage as is reasonably adequate to fully protect Lessor and Lessee.

     7. LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE. Lessee shall not occupy or use, or permit any portion of the leased premises to be occupied or used, for any business or purpose which is unlawful or deemed to be hazardous on account of fire or other hazards, or permit anything to be done which would in any way void or increase the rate of fire or liability or any other insurance coverage on the Building and/or its contents. Lessor acknowledges that Lessee's occupancy and use of the technical service area described in Item 6 of the Addendum in the manner proposed by Lessee would not constitute an unlawful use and would not void or increase insurance coverage on the Building.

     8. LAWS AND REGULATIONS; RULES OF BUILDING. Lessee shall comply with all laws, ordinances, orders, rules and regulations (of state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the leased premises, and Lessor will comply with such thereof as relate to the use, condition or occupancy of the public areas in the Building. Lessee will comply with the rules of the Building adopted and altered by Lessor from time to time for the safety, care and cleanliness of the leased premises and Building and for preservation of good order therein, all of which shall be administered by Lessor in a non-discriminatory manner and all of which will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee, its employees, contractors, agents, invitees and customers.

     9. ENTRY FOR REPAIRS AND INSPECTION. Lessee shall permit Lessor or its agents or representatives to enter into and upon any part of the leased premises, upon reasonable prior notice to Lessee except in case of emergency, at all reasonable hours to inspect the same, clean or make repairs, alterations or additions thereto, and show the same to prospective tenants, as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof; provided, however, that except in case of emergency Lessor shall not enter into any area designated as a confidential or secure area by Lessee in a written notice to Lessor unless accompanied by a representative of Lessee.

     10. NUISANCE. Lessee shall conduct its business and control its agents, employees and invitees in such manner as not to create any nuisance.

     11.  SUBORDINATION.

          (a) Lessor will obtain from the existing ground lessor and the beneficiary of the existing deed of trust on the Building, agreements with Lessee guaranteeing nondisturbance of Lessee, in the event of termination of the ground lease or foreclosure of the deed of trust, so long as Lessee is in full compliance with its obligations under this lease.

          (b) Lessee agrees that, upon the request of Lessor made in writing, Lessee will subordinate this lease to any first mortgage or deed of trust, or any lien co-equal to such mortgage or deed of trust ("mortgage") which may hereafter encumber the Building and/or the Land and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that such mortgagee enters into an agreement with Lessee guaranteeing nondisturbance of Lessee, in the event of foreclosure of the mortgage, so long as Lessee is in full compliance with its obligations under this lease. If such mortgagee enters into such agreement, then in the event of foreclosure by the mortgagee of any such mortgage, Lessee will automatically become the Lessee of such successor in interest without change in the terms or provisions of this lease. However, such mortgagee or successor in interest shall not be (i) bound by any payment of rent or additional rent for more than one month in advance except prepayments in the nature of security for the performance by Lessee of its obligations under this lease, (ii) bound by any amendment or modification of this lease made without the written consent of such mortgagee or such successor in interest (provided that the interest of the mortgagee or successor in interest existed at the time of such amendment or modification), (iii) liable for any previous act or omission of Lessor, or (iv) subject to any abatement, deduction, counterclaim or offset against Lessee's obligations to pay rent, which shall have theretofore accrued to Lessee against Lessor, except as provided in Paragraph 1(c) of
Article III above and in Items 5 and 6 of the Addendum. Upon request by such successor in interest, Lessee shall execute and deliver an instrument or instruments confirming the attornment herein provided for.

          (c) Notwithstanding anything contained in this lease to the contrary, in the event of any default by Lessor in performing its covenants or obligations hereunder which would give Lessee the right to terminate this lease, Lessee shall not exercise such right unless and until (i) Lessee gives written notice of such default (which notice shall specify the exact nature of said default and how the same may be cured) to the owner or holder of any mortgage, deed of trust, land or ground lease now or hereafter encumbering the Building and/or the Land who has theretofore notified Lessee in writing of its interest and the address to which notices are to be sent, and (ii) said holder or owner fails to cure or cause to be cured said default thirty (30) days from the giving of such notice by Lessee. The provisions of Paragraph 14 of Article V shall govern the manner and effective date of any notice to be given by Lessee to any such holder or owner.

     12. ESTOPPEL CERTIFICATE. Lessee agrees, at any time and from time to time, upon not less than ten (10) business days prior written notice from Lessor, to execute, acknowledge and deliver to Lessor (if true) a statement in writing (1) certifying that this lease is unmodified and is in full force and effect (or if there have been modifications, that this lease is in full force and effect as modified and stating the modifications); (2) stating the dates to which the rent and other charges hereunder have been paid by Lessee; (3) stating whether or not Lessee has knowledge that Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if Lessee has knowledge of such a default, specifying each such default; and (4) stating the address to which notice to the Lessee shall be sent. Prior to the commencement of or during the term of this lease Lessor shall if required by Lessee, upon not less than ten (10) business days prior written notice from Lessee, deliver an estoppel certificate, in the substance and form described above, relative to the status of this lease and/or any ground lease, underlying lease and/or mortgage encumbering the Building, parking garage or land.

                                        V

     Lessor and Lessee additionally mutually covenant and agree as follows:

     1. CONDEMNATION. If the leased premises shall be taken or condemned for any public purpose to such an extent as to render the leased premises wholly or in substantial part untenantable, this lease shall, at the option of either party, forthwith cease and terminate as of the date of such taking or condemnation. Otherwise, this lease shall continue in full force and effect and rent shall not be abated or redeemed. All proceeds from any taking or condemnation shall belong to and be paid to Lessor.

     2. DAMAGES FROM CERTAIN CAUSES. Except for its negligence and except as otherwise provided in Paragraph 13 of Article V or elsewhere in this lease, neither Lessee nor Lessor shall be liable or responsible to the other for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or any cause beyond its control.

     3. HOLDING OVER. In the event of holding over by Lessee after expiration or termination of this lease without the written consent of Lessor, Lessee shall pay as liquidated damages one hundred and fifty per cent (150%) of the rent (including the Basic Rent and all adjustments thereto as described in Paragraphs 3 and 4 of Article II of this lease) for the entire holdover period. No holding over by Lessee after the term of this lease shall be construed to extend the lease. In the event of any unauthorized holding over, Lessee shall also indemnify Lessor against all claims for damages by any other lessee to whom Lessor may have leased all or any part of the leased premises effective upon the termination of this lease. Any holding over with the consent of Lessor in writing shall thereafter constitute this lease a lease from month to month.

     4. FIRE CLAUSE. Lessee shall immediately notify Lessor of fire or other casualty in the leased premises. If through no fault or neglect of Lessee, its agents, employees, or invitees the leased premises are partially destroyed by fire or other casualty, the rental provided for herein shall abate as to those portions of the leased premises rendered untenantable thereby until such time as such portions are made tenantable as determined by Lessor. In the event of the total destruction of the leased premises without fault or neglect of Lessee, its agents, employees, or invitees, or if from any cause without fault or neglect of Lessee, its agents, employees or invitees, the leased premises or the Building shall be so damaged that Lessor shall decide not to rebuild, then Lessee shall pay all rent owed up to the time of such destruction or termination and this lease shall terminate. Notwithstanding anything contained in this Paragraph 4, Lessor shall not be obligated to restore or rebuild the leased premises to above building standard condition as set forth in Schedule 3 to the Addendum; provided, however, where Lessor has elected to rebuild or restore the leased premises, Lessee shall have the right to cause Lessor to rebuild or restore the leased premises to the condition they were in prior to such damage or destruction, in which event Lessee shall bear the cost of such restoration or rebuilding to the extent the same exceeds the costs Lessor would have incurred had only building standard improvements as set forth in Schedule 3 to the Addendum been used. In the event this lease has not terminated pursuant to the foregoing provisions of this Paragraph 4 and Lessor has not completed the restoration or repairs to the leased premises within one (1) year after the date the fire or other casualty occurred, then Lessee may elect to terminate this lease and Lessee's rent obligation shall be to pay all rent due and owing (excluding any rent abated to the extent permitted under the foregoing provisions of this Paragraph 4) up to the date of such termination, and this lease shall then terminate.

     5. ATTORNEY'S FEES. In the event either party defaults in the performance of any of the terms, agreements or conditions contained in this lease and the other party places the enforcement of this lease, or any part thereof, or the collection of any rent due, or to become due hereunder or recovery of the possession of the leased premises, in the hands of an attorney who files suit upon the same, the non-prevailing party agrees to pay the other party's reasonable attorney's fees.

     6. ALTERATION. This lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

     7. ASSIGNMENT BY LESSOR. Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building, the Land and property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Paragraphs 4 and 5 of Article III) no further liability or obligation shall thereafter accrue against Lessor hereunder.

     8. DEFAULT OF LESSEE. If default shall be made in the payment of any sum to be paid by Lessee under this lease, and such default shall continue for five
(5) days after written notice to Lessee, or if default shall be made in the performance of any of the other covenants or conditions which Lessee is required to observe and to perform and such default shall continue for twenty (20) days after written notice to Lessee, or if the interest of Lessee under this lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Lessee to declare Lessee a bankrupt or to delay, reduce or modify Lessee's debts or obligations, or if any petition shall be filed to reorganize or modify Lessee's capital structure, or if Lessee be declared insolvent according to law, or if any assignment of Lessee's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Lessee or its property, or if Lessee shall abandon the leased premises during the term of this lease or any renewals or extensions thereof (except that so long as Lessee is fully complying with the terms and provisions of this lease, vacation alone of the leased premises shall not constitute abandonment), or if Lessee shall cease to exist as a corporation in good standing in the state of its incorporation then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this lease (provided that no such levy, execution, legal process or petition filed against Lessee shall constitute a breach of this lease if Lessee shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing, and provided further that as to any default (other than a failure to pay money or carry insurance as required by this lease and other than such levy, execution, legal process or petition as aforesaid) which cannot be cured by Lessee within said twenty (20) day period, Lessee shall not be deemed to be in default so long as Lessee diligently commences curative efforts within said twenty (20) day period and thereafter pursues the same to diligent completion) and thereupon, at Lessor's option, Lessor may have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

          (a) Lessor may terminate this lease and forthwith repossess the leased premises and be entitled to recover forthwith from Lessee as damages an amount equal to the total of

                 (i) the cost including reasonable attorney's fees of recovering the leased premises,

                (ii) all unpaid rentals earned at the time of termination of this lease, plus interest thereon at the rate per annum equal to five percent (5%) above the Prime Rate, and

               (iii)     any other money and damages owed by Lessee to Lessor.

     In addition, Lessor shall also be entitled to recover from Lessee as damages the amounts determined at Lessor's election under either (x) or (y) below:

                 (x) The amount of all rentals which would have been payable herewith if this lease had not been terminated less the net proceeds, if any, received by Lessor from any reletting of the leased premises, after deducting all reasonable out-of-pocket costs incurred by Lessor in finding a new tenant and reletting the space, including remodeling and refinishing space for a new tenant, reasonable and customary tenant inducements, and paying any reasonable and customary brokerage fees or agents' commissions in connection therewith, redecorating costs, reasonable attorney's fees and other costs and expenses incident to the reletting of the leased premises. Lessee shall pay such damages to Lessor on the days on which the monthly rent would have been payable if this lease had not terminated.

                 (y) The present value discounted at the date of ten percent (10%) per annum of the balance of the rent for the remainder of the term of this lease after the termination date less the present value (discounted at the same rate) of the fair rental value (such rental value to include all costs and expenses set forth in subparagraph (x) above) of the leased premises for said period.

          (b) Lessee's right to possession of the leased premises and leasehold estate and options hereunder shall, after ten (10) days further notice and Lessee's failure to cure such default during such ten (10) day period, immediately cease and terminate, and Lessor lawfully may immediately or at any time thereafter with or without legal process, enter into or upon the leased premises or any part thereof and repossess same and remove all persons and property therefrom (Lessee hereby waiving any claim by reason of the issuance of any distress warrant or writ of sequestration, except claims arising out of Lessor's failure to exercise reasonable care as to Lessee's property), and without prejudice to any remedies which Lessor may have for arrears of rent or breach of covenant. No such re-entry or repossession of the leased premises by Lessor shall be construed as an election on Lessor's part to terminate this lease unless a written notice of termination is given to Lessee by Lessor. Notwithstanding such re-entry and termination of Lessee's rights of possession, Lessee agrees that Lessee shall remain liable for all rentals due and to become due hereunder, and the same shall be paid by Lessee to Lessor on the regular days stipulated herein for payment of rent; however, if the leased premises be relet (Lessor hereby agreeing to use its best efforts to relet the leased premises) in whole or in part, Lessor shall keep all rentals paid thereby, but Lessee shall be entitled to a credit in the net amount of the rent received by Lessor as a result of such reletting (after deducting all reasonable out-of-pocket costs incurred by Lessor in finding a new tenant and reletting the space, including rebuilding and refinishing space for a new tenant, reasonable and customary tenant inducements, and paying any reasonable and customary brokerage fees or agent's commissions in connection therewith, redecorating costs, attorney's fees and other costs and expenses incident to the aforesaid repossession of the leased premises and reletting of same); Lessee will remain obligated to pay Lessor the amount of any deficiency of the rent actually received on such reletting below the rent reserved herein. If this lease is terminated by operation of law as a result of Lessor's actions under this (b), then Lessor shall be entitled to recover damages from Lessee as provided above. Lessor shall have the right to collect from Lessee amounts equal to said deficiencies and damages provided for above by suits or proceedings brought from time to time on one or more occasions without Lessor being obligated to wait until the expiration of the term of this lease.

     Whether Lessor proceeds under subparagraph (a) or subparagraph (b) of this Paragraph 8, Lessor shall use reasonable efforts to mitigate its damages.

     9. NON-WAIVER. Failure of either party to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but said party shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

     10. CASUALTY INSURANCE. Lessor shall maintain fire and extended coverage insurance on the Building (excluding leasehold improvements) and on all building standard leasehold improvements. Said insurance shall be maintained with an insurance company authorized to do business in Colorado, in amounts desired by Lessor and at the expense of Lessor (but with the same to be included in the operating expenses of the Building as described in Paragraph 4 of Article II of this lease) and payments for losses thereunder shall be made solely to Lessor. If Lessor receives insurance proceeds for any damage occurring within the leased premises then (except as any mortgage or deed of trust or ground or land lease now or hereafter covering the Building and/or the Land may otherwise require and unless Lessor elects pursuant to the provisions of Paragraph 4 of Article V not to rebuild or restore the leased premises) such insurance proceeds shall be used to rebuild or restore the leased premises. Lessee shall maintain at its expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the leased premises and on its non-building standard leasehold improvements and all additions and improvements made by Lessee and not required to be insured by Lessor above. If the annual premiums to be paid by Lessor shall exceed the standard rates because Lessee's operations, contents of the leased premises, or improvements with respect to the leased premises beyond building standard, result in hazardous exposure, Lessee shall promptly pay the excess amount of the premium upon request by Lessor (and if necessary, Lessor may allocate the insurance costs of the Building to give effect to this sentence).

     11. LIABILITY INSURANCE. Lessor and Lessee shall each, at their respective expense, maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon some solvent insurance company, such insurance to afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $300,000 in respect of personal injury or death in respect of any one occurrence and of not less than $100,000 for property damage in any one occurrence, provided Lessee shall carry such greater limits of coverage as Lessor may reasonably request from time to time.

     12. HOLD HARMLESS. Lessor shall not be liable to Lessee, its agents, servants, employees, customers or invitees for any damage to person or property caused by any act, omission or neglect of Lessee, its agents, servants or employees or invitees, and Lessee agrees to indemnify and hold Lessor harmless from all liability and claims for any such damage. Lessee shall not be liable to Lessor, or to Lessor's agents, servants, employees, customers or invitees for any damage to person or property caused by any act, omission or neglect of Lessor, its agents, servants or employees, and Lessor agrees to indemnify and hold Lessee harmless from all claims for such damage.

     13. WAIVER OF SUBROGATION RIGHTS. Anything in this lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers, partners, shareholders or employees, for any loss or damage that may occur to the leased premises or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is or could be insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraph 10 of Article V, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

     14. NOTICES. Any notice or other communications to Lessor or Lessee required or permitted to be given under this lease (and copies of the same to be given to the persons below described) must be in writing and shall be effectively given if delivered to the addresses for Lessor and Lessee stated above or if sent by United States mail, certified or registered, return receipt requested, to said addresses. Any notice mailed shall be deemed to have been given on the regular business day next following the date of deposit of such item in a depository of the United States Postal Service. Notice effected other than by mail shall be deemed to have been given at the time of actual delivery. Either party shall have the right to change its address to which notices shall thereafter be sent by giving the other notice thereof. Additionally, Lessee shall send copies of all notices required or permitted to be given to Lessor to any holder or owner of a mortgage, deed of trust or land or ground lease encumbering the Building and/or the Land who notifies Lessee in writing of its interest and the address to which notices are to be sent.

     15. BUILDING NAME. Lessor reserves the right to change the name of the Building from time to time as Lessor shall deem proper, except that if during the initial ten (10) year term of this lease Lessor changes the name to that of another entity whose primary business activity is that of oil and gas exploration and which is perceived by the general public to be a competitor of Lessee (a

"competitor's name"), then Lessee may give notice to Lessor that unless Lessor changes the name back to One United Bank Center or to another name that is not a competitor's name within ninety (90) days, Lessee will cancel this lease at the end of not to exceed an additional one hundred eighty (180) days; and if Lessor does not so change the name then this lease shall terminate and neither party shall have any further rights or duties under this lease. Lessee shall pick the exact date within said total of two hundred seventy days on which this lease shall so terminate by written notice to Lessor not less than ninety (90) days prior to such exact date, and in the absence of such notice from Lessee to Lessor this lease shall terminate on said two hundred and seventieth (270th) day.

     16. MISCELLANEOUS. This lease shall be binding upon and inure to the benefit of the successors and assigns oL Lessor, and shall be binding upon and inure to the benefit of Lessee, its successors, and, to the extent assignment may be approved by Lessor hereunder if required, Lessee's assigns. The pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

     Whenever in this lease there is imposed upon Lessor the obligation to use best efforts, Lessor shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Lessor extreme financial or other burdens.

     All rights and remedies of Lessor under this lease shall be cumulative and none shall exclude any other rights or remedies allowed by law; and this lease is declared to be a Colorado contract, and all of the terms thereof shall be construed according to the laws of the State of Colorado.

     The terms and provisions of Addendum to Lease Agreement, Exhibits A and B, Schedules 1, 2, 3, 4, 5 and 5-A, and Rider No. 1 attached hereto are hereby made a part hereof for all purposes.

     IN TESTIMONY WHEREOF, the parties hereto have executed this lease as of the date aforesaid.

                                   1700 LINCOLN LIMITED

                                   By:  HINES COLORADO LIMITED, a Colorado
                                        Limited Partnership


                                        By:  /s/ Gerald D. Hines
                                             -----------------------------------
                                             Gerald D. Hines, a General Partner
                                             of Hines Colorado Limited

                                        By:  Hines Colorado Corporation, a
                                             General Partner of Hines Colorado
                                             Limited

ATTEST:


                                        By:  /s/ Gerald D. Hines
- ------------------------------               -----------------------------------
Secretary                                    LESSOR



                                        APACHE CORPORATION,
                                        a Delaware corporation

ATTEST:


/s/ Barbara G. Nielson                  By:  James R. Bauman
- ------------------------------               -----------------------------------
Secretary                                    Vice President
                                             LESSEE

                          EXHIBIT A TO LEASE AGREEMENT

                                  [FLOOR PLANS]

                          EXHIBIT B TO LEASE AGREEMENT


                            Janitorial Specifications

Cleaning and related services shall be provided five (5) days each week and these days shall be either Monday through Friday inclusive or such other five days as the Owner may from time to time designate. Services shall include, but not be limited to the following:

I.   OFFICE AREAS

     A.   Services performed nightly:

          1. Empty, and clean (if necessary) all waste receptacles and remove waste paper and rubbish from the premises.

          2. Empty and damp wipe all ash trays; screen all sand urns and supply and replace sand as necessary.

          3. Vacuum all rugs and carpet, unobstructed by furniture, in the offices, lobbies and corridors.

          4. Hand dust and wipe clean with damp or treated cloth all office furniture, files, fixtures, paneling, window sills and all other horizontal surfaces.

          5.   Damp wipe and polish all glass furniture tops.

          6. Remove all finger marks and smudges from all vertical surfaces, including doors, door frames, around light switches, private entrance glass, partitions, pictures and wall decorations.

          7.   Wash clean all water coolers.

          8.   Sweep all stairways and vacuum if carpeted.

          9.   Sweep all uncarpeted floors employing dust controlled techniques.

     B.   Services performed as necessary:

          1.   Wash waste receptacles.

          2.   Wash window sills.

          3.   Damp mop floors where spillage occurred.

          4.   Damp dust and sanitize all telephones.

          5.   Dress and buff floors to maintain scuff-free high gloss.

          6.   Dust lights.

          7.   Vacuum carpet under furniture and along edges.

     C.   Services performed when requested by Property Manager:

          1.   Spot clean all rugs in carpeted areas.

     D.   Services performed monthly:

          1.   Tile floors waxed and buffed.

     E.   Services performed quarterly:

          1.   Strip and reseal floors.

II.  RESTROOMS

     A.   Services performed nightly:

          1.   Wet mop, and rinse floor.

          2.   Clean all mirrors, bright work and enameled surfaces.

          3. Wash and disinfect all basins, urinals and bowls using nonabrasive cleaners to remove stains and clean undersides of rim on urinals and bowls.

          4.   Scrub all fixtures using a cleaner to remove all stains.

          5. Wash both sides of all toilet seats with soap and water to disinfect.

          6. Damp wipe all partitions, tile walls and outside surfaces of all dispensers and receptacles.

          7.   Empty and sanitize all trash receptacles and sanitary disposals.

          8.   Fill toilet tissue, soap, towel and sanitary napkin dispensers.

          9.   Clean flushometers, piping, toilet seat hinges and other metal.

     B.   Services performed as necessary:

          1.   Scrub floors.

     C.   Services performed monthly:

          1. Thoroughly wash all partitions, tile walls, dispensers and receptacles.

          2. Wash and polish all walls, partitions, tile walls and enamel surfaces from trim to floor.

          3.   Vacuum all louvers, ventilating grills and dust light fixtures.

     D. It is the intention to keep the restrooms thoroughly cleaned and not to use a disinfectant or deodorant to kill odor. If a disinfectant is necessary, an odorless product will be used.

III. Public Areas

     A.   Terrazzo flooring

          1.   Services performed nightly:

               a.   Sweep, heavy wash and dress.

                    Buff.

     B.   Composition floors and bases

          Services performed nightly:

               a.   Sweep.

               b.   Spray buff.

          1.   Services performed as necessary:

               a.   Waxed and buffed.

          2.   Services performed quarterly:

               a.   Strip and reseal.

     C.   Carpeted area

          Services performed nightly:

               a.   Vacuum carpet unobstructed by furnishings.

               b.   Spot remove stains.

          1.   Services performed as necessary:

               a.   Shampooing.

               b.   Vacuum all carpet and edging.

     D.   Brick or stone floors

          1.   Services performed nightly:

               a.   Sweep, wash and buff.

          2.   Services performed quarterly:

               a.   Strip and reseal.

     E.   Walls

          1.   Services performed as necessary:

               a.   Dust.

               b.   Spot wash.

               c.   Wash thoroughly.

     F.   Ceilings

          1.   Services performed as necessary:

               a.   Dust.

          2.   Services performed monthly:

               a.   Thoroughly dust.

     G.   Bright Work

          1.   Services performed nightly:

               a.   Dust and polish.

     H.   Lights

          1.   Services performed as necessary:

               a.   Dust.

               b.   Wash.

     I.   Elevators

          1.   Services performed nightly:

               a.   Dust all surfaces, clean and polish all metals.

               b.   If carpet, vacuum and clean.

               c.   If tile, sweep, wash, dress and buff.

          2.   Services performed as necessary:

               a.   Dust light fixtures.

               b.   Dust ceiling.

               c.   Shampoo carpet.

               d.   If tile, scrub and wax.

          3.   Services performed quarterly:

               a.   If tile, strip and reseal.

     J    Ash urns

          1.   Services performed nightly:

               a.   Clean and polish.

          2.   Services performed as necessary:

               a.   Empty and replace sand.

     K.   Water Cooler

          1.   Services performed nightly:

               a.   Wash, disinfect and dry polish.

     L.   Stairways and landings

          1.   Services performed nightly:

               a.   Sweep risers.

               b.   If carpet, vacuum.

               c.   Police.

          2.   Services performed as necessary:

               a.   Dust railing and adjacent areas.

               b.   Dust walls and spot wash walls.

          3.   Services performed weekly:

               a.   If carpet, spot stain removal.

          4.   Services performed monthly:

               a.   Wet mop risers.

          5.   Services performed biannually:

               a.   If carpet, shampoo.

     M.   Fire extinguisher and cabinet

          1.   Services performed as necessary:

               a.   Clean and dust.

     N.   Doors

          1.   Services performed as necessary:

               a.   Dust wooden doors.

     O.   Glass

          1.   Services performed nightly:

               a.   Clean glass entrance doors and adjacent glass panels.

     P.   General

          1.   Services performed nightly:

               a.   Sweep and/or vacuum entrance mats.

               b.   Thoroughly wash transoms high and low.

               c. Police and spot sweep outside plaza and sidewalk and pick up trash in parking garage.

               d.   Keep slopsink rooms in a clean, neat and orderly condition.

               e.   Remove fingerprints and smudges from directory boards.

               f. Maintain building lobby corridors and other public areas in a clean condition.

          2.   Services performed as necessary:

               a.   Wash and/or shampoo mats and/or blotters.

               b.   Hose and/or steam, plaza sidewalk areas.

               c.   Dust and/or wash all directory boards.

          3.   Services performed as requested by Property Manager:

               a. Wipe all interior metal window frames, mullions and other unpainted interior metal surfaces of the perimeter walls of the building each time the interiors of the windows are washed.

          4.   Services performed quarterly:

               a. Dust and wipe clean all closet shelving when empty and carpet sweep or dry mop all floors in closets if such are empty.

               b. Dust all picture frames, charts, graphs and similar wall hangings.

               c. Dust clean all vertical surfaces such as walls, partitions, door bucks and other surfaces above shoulder height.

               d. Damp dust all ceiling air conditioning diffusers, wall grills, registers and other ventilation louvers.

               e. Dust the exterior surfaces of lighting fixtures, including glass and plastic enclosures.

     Q.   Day Services

          1. At least once, but not more than twice during the day check men's washrooms for toilet tissue replacement.

          2. At least once, but not more than twice during the day check ladies' washrooms for toilet tissue and sanitary napkin replacements.

          3. Supply toilet tissue, soap and towels in men's and ladies' washrooms and sanitary napkins in ladies' washrooms.

          4.   As needed, vacuuming of elevator cabs will be performed.

               There will be a constant surveillance of public areas to insure cleanliness.

          6. Perform special cleaning needs of individual tenants as authorized by the Property Manager.

IV.  Exterior Windows

     A.   Services Performed Quarterly:

          1.   Wash exterior windows.

Upon completion of nightly duties the floor supervisors will insure that all offices have been cleaned and left in a neat and orderly condition, all lights have been turned off, and all doors locked.

                  ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984


     This addendum forms an integral part of the Lease Agreement ("Lease") executed this 4th of December, 1986 by and between 1700 Lincoln Limited, as Lessor, and Apache Corporation, as Lessee, as fully as if this addendum were physically incorporated in said Lease Agreement.

ITEM 1.   RENEWAL OPTIONS

     So long as Lessee is not in default in the performance of its covenants under this Lease, Lessee is hereby granted the option to renew the term of this Lease for all, and not less than all, space then under lease to Lessee for two renewal periods of five (5) years each, to commence at the expiration of the initial term of this Lease ("Renewal Options"). These renewal periods shall hereafter be referred to as the "Renewal Terms." Lessee shall maintain its right to exercise the Renewal Options by delivering written notice of its interest in exercising such option(s) to Lessor, not less than seventeen (17) months prior to the end of the initial lease term or the first Renewal Term, as the case may be. The Basic Rent for the leased premises during the Renewal Terms (inclusive of the portion of Basic Rent attributable to operating expenses and Impositions) shall be equal to ninety percent (90%) of the fair market rental rate for comparable space at the time the Renewal Term commences, which fair market rental rate shall be determined in accordance with SCHEDULE 1 to this Addendum. Adjustments to the Basic Rent shall be calculated and payable as provided ln Paragraphs 4(d) and 4(e) of Article II of the Lease. In the event Lessee shall deliver to Lessor written notice of is intent as provided above, Lessor shall, no later than sixteen (16) months prior to the end of the initial lease term or the First Renewal Term, as the case may be, advise Lessee as to what the Basic Rent would be for the leased premises for such Renewal Term. Lessee shall then have until fifteen (15) months prior to the end of the initial lease term or the first Renewal Term, as the case may be, in which to exercise such Renewal Option by delivering written notice of its intent to exercise the option to Lessor. Any such renewal of this Lease shall be upon the same terms and conditions of this Lease, except (a) the Basic Rent during the Renewal Term(s) shall be as set forth above, and all additional rent shall be calculated and payable in accordance with this Lease, (b) Lessee shall have no option to renew this Lease beyond the expiration of said Renewal Terms, (c) Lessee may assign the Renewal Options only to an assignee of all of Lessee's rights under this Lease, pursuant to an assignment approved by Lessor under Paragraph 5 of
Article IV of this Lease, and (d) the leasehold improvements will be provided in their then existing condition (on an "as is" basis) at the commencement of the Renewal Term(s).

ITEM 2.   FIRST EXPANSION OPTION

     So long as Lessee is not in default in the performance of its covenants under this Lease, Lessee shall have and is hereby granted an expansion option ("First Expansion Option") to lease all, but not a portion of, one floor within the Building contiguous to the leased premises and consisting of one of floors thirteen (13) through twenty-three (23), in accordance with the following terms and conditions:

          (a) Lessor shall, in its sole discretion, determine which floor meeting the above criteria (the "First Expansion Space") is to be offered to Lessee.

          (b) Lessor, no later than twelve (12) months prior to the date on which Lessor would make available to Lessee the First Expansion Space if Lessee exercises the First Expansion Option, shall give Lessee written notice of (i) the size and location of the First Expansion Space; (ii) the date on which the First Expansion Space would be made available to Lessee, provided that such date shall be after May 15, 1988 but no later than November 15, 1988; (iii) the amount of the Basic Rent for the First Expansion Space, which shall be the lesser of either (x) ninety percent (90%) of the fair market rental rate (inclusive of the portion of Basic Rent attributable to operating expenses and Impositions) determined in accordance with Schedule I attached hereto, for a lease term of approximately nine (9) years as of the daze on which the First Expansion Space would be made available to Lessee, or (y) $12.00 (or $13.00 if Lessor exercised its option pursuant to Paragraph 4(a) of Article II of the Lease) per square foot of net rentable area, plus the Initial Operating Expenses Basic Cost and the Initial Tax Basic Cost; and (iv) the projected Lessee's Share of Computed Operating Expenses and the projected Lessee's Share of Computed Tax Expense for the calendar year in which the First Expansion Space would be made available to Lessee.

          (c) Lessee shall exercise the First Expansion Option by giving Lessor written notice of such exercise within thirty (30) days after Lessor's notice pursuant to paragraph (b) of this Item 2 has been given; and upon Lessor's making available the First Expansion Space, Lessee's right to occupy the First Expansion Space shall continue to and expire on the same date Lessee's right to the initial leased premises terminates.

          (d) If Lessor does not receive said notice from Lessee within said thirty (30) days, Lessee's right to exercise the First Expansion Option shall expire.

          (e) Upon making available the First Expansion Space to Lessee, all references in the Lease to the leased premises and the net rentable area contained in the leased premises shall be adjusted to include the First Expansion Space and the terms and conditions of the First Expansion Option shall be the same terms and conditions as set forth in this Lease, except that:

               1. Up to the expiration of the initial term of the Lease, the Basic Rent for the First Expansion Space shall be the rental rate specified in Lessor's written notice to Lessee. Adjustments to the Basic Rent shall be calculated and payable as provided in Paragraphs 4(d) and 4(e) of
     Article II of the Lease, and any other additional rent shall be calculated and payable in accordance with the Lease. If Lessee continues to occupy the First Expansion Space in accordance with one or both of the Renewal Options, the Basic Rent for such space shall be established as set forth in
     Item 1;

               2. Lessor shall deliver and Lessee shall accept the First Expansion Space in its then existing condition (on an "as is" basis), and Lessee shall not receive any contribution or allowance from Lessor for any Improvement thereof; and

               3. Lessee shall commence payment of Basic Rent, together with the projected Lessee's share of Computed Operating Expenses and Lessee's Share of Computed Tax Expenses for the calendar year in question on the First Expansion Space on the date Lessor makes available to Lessee the First Expansion Space but not sooner than the date speciFied in Lessor's written notice to Lessee unless Lessee occupies the First Expansion Space prior to said date.

          (f) Lessee's net rentable area, as defined in this Lease, shall be adjusted appropriately to include the net rentable area of the First Expansion Space and Lessor and Lessee shall execute, at the request of the either, a recordable instrument delineating and describing Lessee's net rentable area, as so adjusted.

          (g) Lessee may assign the First Expansion Option only to an assignee, approved by Lessor under Paragraph 5 of Article IV of the Lease, of all of Lessee's rights under this Lease; Lessee's assignment of the First Expansion Option to any other parry shall be void and shall constitute a default under this Lease.

ITEM 3.   SECOND EXPANSION OPTION

     So long as Lessee is not in default in the performance of its covenants under this Lease, Lessee shall have and is hereby granted an expansion option ("Second Expansion Option") to lease all, but not a portion of, one floor within the Building contiguous to the then leased premises and consisting of one of floors thirteen (13) through twenty-three (23), in accordance with the following terms and conditions:

          (a) Lessor shall, in its sole discretion, determine which floor meeting the above criteria (the "Second Expansion Space") is to be offered to Lessee.

          (b) Lessor, no later than twelve (12) months prior to the date on which Lessor would make available to Lessee the Second Expansion Space if Lessee exercises the Second Expansion Option, shall give Lessee written notice of (i) the exact size and location of the Second Expansion Space;
     (ii) the date on which the Second Expansion Space will be made available to Lessee, provided that such date shall be after November 15, 1988 and no later than May 15, 1989; (iii) the amount of the Basic Rent for the Second Expansion Space, which shall be the lesser of either (x) ninety percent (90%) of the fair market rental rate (inclusive of the portion of Basic Rent attributable to operating expenses and Impositions) determined in accordance with SCHEDULE I attached hereto for a lease term of approximately eight (8) years as of the date on which the Second Expansion Space would be made available to Lessee, or (y) $12.00 (or $13.00 if Lessor exercised its option pursuant to Paragraph 4(a) of Article II of the Lease) per square foot of net rentable area plus the Initial Operating Expenses Basic Cost and the Initial Tax Basic Cost; and (iv) the projected Lessee's Share of Computed Operating Expenses and the projected Lessee's Share of Computed Tax Expense for the calendar year in which the Second Expansion Space would be made available to Lessee.

          (c) Lessee shall exercise the Second Expansion Option by giving Lessor written notice of such exercise within thirty (30) days after Lessor's notice pursuant to paragraph (b) of this Item 3 has been given; and upon Lessor's making available the Second Expansion Space, Lessee's right to occupy the Second Expansion Space shall continue to and expire on the same date Lessee's right to the initial leased premises terminates.

          (d) If Lessor does not receive said notice from Lessee within said thirty (30) days, Lessee's right to exercise the Second Expansion Option shall expire.

          (e) Upon making available the Second Expansion Space to Lessee, all references in the Lease to the leased premises and the net rentable area contained in the leased premises shall be adjusted to include the Second Expansion Space and the terms and conditions of the Second Expansion Option shall be the same terms and conditions as set forth in this Lease, except that:

               1. Up to the expiration of the initial ten-year term of the Lease, the Basic Rent for the Second Expansion Space shall be the rental rate specified in Lessor's written notice to Lessee. Adjustments to the Basic Rent shall be calculated and payable as provided in Paragraphs 4(d) and 4(e) of Article II of the Lease, and any other additional rent shall be calculated and payable in accordance with the Lease. If Lessee continues to occupy the Second Expansion Space in accordance with one or both of the Renewal Options, the Basic Rent for such space shall be established as set forth in Item 1 above;

               2. Lessor shall deliver and Lessee shall accept the Second Expansion Space in its then existing condition (on an "as is" basis) and Lessee shall not receive any contribution or allowance from Lessor for any improvement thereof; and

               3. Lessee shall commence payment of Basic Rent, together with the projected Lessee's share of Computed Operating Costs and Lessee's share of Computed Tax Expenses for the calendar year in question on the Second Expansion Space on the date Lessor makes available to Lessee the Second Expansion Space but no sooner than the date specified in Lessor's written notice to Lessee unless Lessee occupies the Second Expansion Space prior to said date.

          (f) Lessee's net rentable area, as defined in this Lease, shall be adjusted appropriately to include the net rentable area of the Second Expansion Space and Lessor and Lessee shall execute, at the request of the either, a recordable instrument delineating and describing Lessee's net rentable area, as so adjusted.

          (g) Lessee may assign the Second Expansion Option only to an assignee, approved by Lessor under Paragraph 5 of Article IV of the Lease, of all of Lessee's rights under this Lease; Lessee's assignment of the Second Expansion Option to any other party shall be void and shall constitute a default under this Lease.

ITEM 4.   RIGHT OF FIRST OFFER.

     So long as Lessee is not in default in the performance of any of its covenants under the Lease and subject to the rights of tenants under any existing leases of space within the Building or the rights of tenants under leases that Lessor may hereafter enter into for space within the Building, ("third-party leases") and any rights of expansion, first refusal, first offer or similar options or rights of any tenant under any of the third-party leases ("third-party rights"), Lessee shall have a continuing right of first offer to lease any space that becomes available on floors 13 through 30, inclusive, at the expiration or earlier termination of any such third-party leases, subject and subordinate to any third-party rights ("Right of First Offer"). Lessor shall use its best efforts to make space available on such floors to accommodate the expansion needs of Lessee, provided, however, that Lessor shall not be obligated to relocate existing tenants, obtain waivers of third party rights or restrict its efforts in negotiating new third party leases or granting new third party rights in order to accommodate Lessee's expansion needs if any of these efforts or activities would adversely effect the overall profitability of Lessor's leasing operations for the entire Building. The Right of First Offer shall be exercised in accordance with and subject to the following terms and conditions:

          (a) No earlier than twelve (12) months before an existing third-party lease on space located on floors 13 through 30, inclusive, will or does expire or terminate, Lessor shall notify Lessee in writing of the availability of the space and in addition such notice shall specify the following:

               1. The specific location of the space and the exact net rentable area comprising the space; and

               2. The date on which said space will become available for leasing by Lessee; and

               3. The Basic Rent to be charged by Lessor, which shall include the Initial Operating Expenses Basic Cost and the Initial Tax Basic Cost, which Basic Rent Lessor shall determine in its sole discretion.

               4. A description of the nature and extent of all third party rights which may affect the space.

          (b) No more than thirty (30) days after Lessee receives Lessor's notice, Lessee shall notify Lessor in writing of Lessee's election concerning exercise of the Right of First Offer as to the space identified in that particular notice from Lessor. If Lessee exercises the Right of First Offer, then the leasing of the subject space identified in Lessor's notice pursuant to paragraph (a)(i) shall be on the same terms and conditions as set forth in the Lease except as follows:

               1. That Basic Rent shall be as set forth in Lessor's notice and adjusted as provided in Paragraphs 4(d) and 4(e) of Article II of the Lease. In addition, Lessee shall pay all additional rent calculated in accordance with the Lease.

               2. Lessee's obligation to pay rent for any space leased pursuant to its exercise of the Right of First

          Offer shall commence on the date such space is made available to Lessee, but no sooner than the date specified in Lessor's notice unless Lessee occupies the space prior to such date; and

               3. Lessor shall deliver and Lessee shall accept the subject space in its then existing condition (on an "as is" basis) and Lessee shall not be entitled to receive any con on or allowance from Lessor for improvement thereof;

          (c) Lessee's net rentable area, as defined in this Lease, shall be adjusted appropriately to include the net rentable area of the subject space and Lessor and Lessee shall execute, at the request of either, a recordable instrument delineating and describing Lessee's net rentable area, as so adjusted;

          (d) Lessee's right to occupy the subject space shall continue to and end at the same time as its right to occupy the leased premises, whether or not that be pursuant to Item 1 above, except in those instances in which the subject space is subject to third-party rights of tenants under renewal or expansion options contained in third-party leases of space in the Building in which event Lessee's right to occupy the subject space will end on the date such space must be made available to such other tenants;

          (e) If Lessee does not exercise the Right of First Offer strictly in accordance with this Item 4, the time provisions herein being of the essence, the Right of First Offer shall be deemed waived as it relates to that particular notice and Lessor thereafter shall be free to lease the subject space without restriction (except for Lessee's First and Second Expansion Options if the time for the exercise of such Options has not passed) but the Right of First Offer shall remain in full force and effect as to any other space on floors 13-30, inclusive, that subsequently becomes available (including, at Lessor's option, any space as to which Lessee previously declined to exercise the Right of First Offer and that thereafter again becomes available) during the term of the Lease;

          (f) Lessee may not assign the Right of First Offer, or any rights granted thereunder, to any sublessee of the leased premises or to any assignee of Lessee's rights under the Lease, provided, however, that if Lessee has exercised the Right of First Offer and has leased any space on floors 13 through 30, inclusive, pursuant thereto, then thereafter Lessee's right to assign the Lease or sublet the leased premises, including the portion thereof constituting any space leased pursuant to an exercise of the Right of First Offer, shall be as set forth in paragraph 5 of Article IV of the Lease.

          (g) All references to "leased premises" within the Lease shall be deemed to include the net rentable area attributable to any space leased pursuant to an exercise of the Right of First Offer if and when said space is leased by Lessee.

ITEM 5.   MINNEAPOLIS LEASE.

     Lessor and Lessee acknowledge that Lessee currently has certain rental obligations under an existing lease and related documents dated November 13, 1984, by and between Baput Minneapolis Limited Partnership, a Minnesota limited partnership, as landlord, and Lessee, as tenant (the "Minneapolis Lease") for certain space in the Peavey Building, Minneapolis, Minnesota (the "Minneapolis Space"). Lessee has provided to Lessor a true, complete and correct copy of the Minneapolis Lease, including all modifications and amendments thereto. Lessee shall have the option to have Lessor pay a portion of certain expenses related to the Minneapolis Lease, provided, however, that if Lessee elects to exercise this option, the Basic Rent under the Lease shall be adjusted upward in accordance with paragraph 4(a) of Article II of the Lease. Lessee must provide Lessor written notice of its exercise of the option contained in this Item 5 on or before March 6, 1987. If Lessee should fail to provide Lessor notice of such election by that date, Lessee shall be deemed not to exercise such option and this Item shall no longer be of any force or effect.

     In the event Lessee elects to exercise its option as set forth herein, Lessor agrees to pay Lessee on a monthly basis, an amount equal to one-half (1/2) of the "losses" incurred by Lessee under the Minneapolis Lease for each month commencing on the date that Lessee substantially vacates all its space in the Peavey Building or June 1, 1987, whichever occurs later, until December 1, 1994 or the earlier termination or expiration of the Minneapolis Lease. The term "losses" shall be determined by adding (i) the gross rentals payable by Lessee under the Minneapolis Lease, (ii) any increased costs of insurance paid by Lessee on the Minneapolis Space which results from Lessee's abandonment of those premises, and (iii) any commissions, finder's fees, tenant inducements, allowances or concessions which are paid in order to procure subtenants or assignees for any portion of the Minneapolis Space, and then subtracting rom such amount any offsets or credits against rents to be paid under the Minneapolis Lease and all rental income received under any subleases or assignments of the Minneapolis Lease. Should Lessor fail to pay its share of the Losses under the Minneapolis Lease as set forth above, Lessee shall receive a credit against the next monthly installment of Basic Rent due under the Lease equal to Lessor's unpaid share of losses under the Minneapolis Lease. Lessor's obligation to pay one-half (1/2) of the losses under the Minneapolis Lease shall continue only so long as (i) Lessee shall continue to observe and perform all material covenants and conditions of the Minneapolis Lease and this Lease, (ii) no event shall have occurred which constitutes an event of default under this Lease, and (iii) no event shall have occurred which constitutes an event of default under the Minneapolis Lease and which shall remain uncured for a period of time in excess of thirty (30) days, or which otherwise gives the landlord under the Minneapolis Lease a right to accelerate rentals due under such lease or to seek material damages from Lessee (which right is exercised by landlord). Any profits realized over the entire term of the Minneapolis Lease as a result of any assignment or sublease of the Minneapolis Space shall remain the property of Lessee. Lessee agrees that, prior to its election of the option set forth in this Item 5, it shall not enter into any amendments or modifications of the Minneapolis Lease which would either increase the losses on the Minneapolis Space or make the Minneapolis Space materially less desirable to a prospective subtenant or assignee. Lessee further agrees that, upon election of the option set forth in this Item 5, it shall not in any way amend or modify the Minneapolis Lease without Lessor's prior written consent, which consent shall not be unreasonably withheld.

     If Lessee exercises the option set forth in this Item 5, Lessor and Lessee agree that they shall cooperate with one another and shall keep each other apprised of their respective efforts to procure subtenants or assignees for all or some portion of the Minneapolis Space. If Lessee exercises the option set forth in this Item 5, both Lessor and Lessee must approve of any proposed assignment or sublease of all or any portion of the Minneapolis Space, provided, however, nothing contained herein shall prevent Lessor or Lessee from offering all or some portion of the Minneapolis Space to a prospective sublessee or assignee on terms acceptable to the offering party, provided that such offer shall not be binding upon the non-offering party until it has approved the arrangement. It is acknowledged that certain commissions, finder's fees, tenant inducements, allowances or concessions may have to be paid or given to procure such subtenants or assignees. If any sublease or assignment of the Minneapolis Lease is for a term longer than December 1, 1994, Lessor shall not be required to pay its portion of those costs which are attributable to the portion of the term after December 1, 1994. In the event that Lessee exercises the option set forth in this Item 5 and so long as Lessor has agreed that Lessee shall not be liable for any costs which are attributable to any portion of the term after December 1, 1994, if Lessor shall procure a subtenant or assignee (other than an affiliate of or entity related to Lessor) for all or any portion of the Minneapolis Space and Lessee shall, for any reason, withhold its consent to such arrangement, all losses thereafter payable annually under the Minneapolis Lease shall be reduced in an amount equal to the annual gross rental such sublease or assignment would have produced. In the event that Lessee exercises the option set forth in this Item 5 and Lessee shall thereafter procure a subtenant or assignee (other than an affiliate of or entity related to Lessee) for all or any portion of the Minneapolis Space and Lessor shall, for any reason, withhold its consent to such arrangement, all losses thereafter payable annually under the Minneapolis Lease shall be increased in an amount equal to the annual gross rental such sublease or assignment would have produced. For the purposes of determining Lessor's payment obligation hereunder the amount of such reduction or increase shall be prorated on an equal monthly basis.

     Lessor and Lessee expressly agree that, notwithstanding any provision in this Item 5 to the contrary, Lessor's obligations under this Item 5 are to Lessee only and do not create any rights or benefits in favor of any third party, including but not limited to the landlord under the Minneapolis Lease.

ITEM 6.   ALTERATION AND IMPROVEMENT TO PREMISES.

     Lessor shall cause a single space plan or a series of space plans for the Permanent Space to be prepared under Lessor's direction by Gensler & Associates which shall at a minimum include those items shown in Schedule 2 attached hereto ("Space Plan(s)"). It is the intent of Lessee and Lessor that the Space Plan(s) shall provide for improvements to the Permanent Space which (i) are comparable in quantity and quality to those contained in the Minneapolis Space, (ii) utilize the existing improvements to the Permanent Space if doing so does not materially or adversely affect Lessee's use of the Permanent Space as reasonably determined by Lessor and Lessee, and (iii) are in conformity with the plans and specifications for the Building. In determining the quantity and quality of improvements contained in the Minneapolis Space, reference shall be made to the items shown on Schedule 3 attached hereto.

     Upon completion of the Space Plan(s), it shall be submitted to Lessee for its approval, which approval shall not be unreasonably withheld. Lessee shall deliver to Lessor written approval or rejection of the Space Plan(s) no later than six (6) days after Lessee shall receive the Space Plan(s), or any one of them. If Lessee shall fail to provide Lessor with either its written approval of the Space Plan(s) or its rejection with a statement of reasons therefore by said date, each day thereafter shall constitute one day of Lessee Delay. In the event Lessee shall deliver to Lessor notice of its rejection of the Space Plan(s) and the modifications desired by Lessee shall exceed the quality of improvements to the Minneapolis Space, all delay associated with the modification of the Space Plan(s) shall be "Lessee Delay." Any delays associated with any design modification or change order by Lessee after Lessee's approval of the Space Plan(s) shall also constitute "Lessee Delay."

     Upon Lessee's approval of the Space Plan(s), Lessor shall promptly cause mechanical and electrical working drawings to be prepared by an engineer and structural consultant. The selection of an engineer and structural consultant by Lessor shall be subject to Lessee's approval, which approval shall not be unreasonably withheld. Failure of Lessee to approve or reject the engineer and structural consultant proposed by Lessor within five (5) days shall be "Lessee Delay." Finally, any other delay in the completion of the improvements to the Permanent Space caused by Lessee's failure to timely perform its responsibilities in accordance with the work schedule attached hereto as
SCHEDULE 4 shall constitute "Lessee Delay." Any delay in completion of improvements to the Permanent Space in accordance with the Space Plan(s) on or before the respective Commencement Dates not caused by Lessee Delay shall be deemed to be "Lessor Delay."

     Lessor agrees that it will complete the buildout of the Permanent Space at no cost to Lessee except as provided below, in accordance with the Space Plan(s). Lessor shall use its best efforts to complete the buildout of the Permanent Space on or before the respective Commencement Dates. Failure to complete any of the Permanent Space due to Lessee Delay shall not result in any delay of the Commencement Dates or of Lessee's obligations to pay rent as provided in the Lease, or make Lessor liable to Lessee for any damages caused by any delay in buildout or occupancy. For each day of Lessor Delay which results in Lessee's inability to occupy all or a portion of the Permanent Space, the Commencement Date for that portion of the Permanent Space so affected and that portion alone shall be delayed one day, and Lessee's obligation to commence payment of rent for such space shall be similarly delayed; provided, however, that Lessor shall have no liability to Lessee for any damages caused to Lessee as a result of such delay in occupancy. Any failure to complete all of any floor within the Permanent Space caused by Lessor Delay shall result in a delay of the Commencement Date for the entire floor. Any delay in the Commencement Date for a single floor within the Permanent Space shall have no effect upon the Commencement Dates for the other floors comprising the Permanent Space. In the event that the Commencement Date for any portion of the Permanent Space shall be delayed and shall occur after July 1, 1987, the expiration date of the initial term of the Lease shall be extended beyond May 31, 1997 for the period of time that the latest Commencement Date for any portion of the Permanent Space shall exceed July 1, 1987.

     Notwithstanding any other provision in this Item 6 to the contrary, Lessee shall be responsible for and shall pay for the following: (i) all furniture, telecommunications equipment, EDP equipment and all other office equipment of whatever nature, (ii) all design fees applicable to items other than those contained in the approved Space Plan(s), (iii) all expenses attendant upon Lessee's relocation or move into the leased premises, (iv) all costs resulting from any change order made by Lessee after Lessee's approval of the Space Plan(s), including costs of design and construction and costs incurred by Lessor because of the impact of such change orders on previous construct on or on the construction work schedule. Lessee shall pay the costs of the materials and labor for each of the foregoing, together with associated architectural and engineering fees.

     In addition to Lessor's obligations hereunder, Lessor shall on April 1, 1987 pay to Lessee the sum of $400,000.00 in contribution to Lessee's cost of building out the technical service area to be located on the leased premises. Lessor shall provide the space for the technical service area in a shell condition with no walls and the payment of the sum mentioned above shall be Lessor's sole obligation with respect to the technical service area. Lessee shall pay all costs of material and labor, and all associated architectural, engineering or consultancy fees associated with the design and construction of the technical service area. In the event that Lessor shall fail to pay to Lessee the sum of $400,000.00 on April 1, 1987, the Lessee shall receive a credit against its payment of the monthly installments of Basic Rent under the Lease until such time as the total amount of credits, together with payments made by Lessor to Lessee on account of the technical service area, shall equal the sum of $400,000.00.

     Lessor's obligations hereunder are limited to the provision of items for the initial completion of the Space Plan(s) and Lessor shall have no obligation thereafter to repair or replace any such items that may require repair or replacement after Lessee takes possession of the leased premises except as provided in Article IV, Paragraph 2 of the lease.

ITEM 7.   STORAGE SPACE

     Upon the termination of the Prior Lease as set forth in Paragraph 2 of
Article I of the Lease, Lessor shall provide Lessee and Lessee shall lease from Lessor twenty four hundred (2400) square feet of storage space at a location in the Building to be designated by Lessor (the "Storage Space"). Lessee's use and occupancy of the Storage Space shall be subject to such reasonable rules and regulations with respect thereto as Lessor may from time to time adopt. Lessee acknowledges that the Storage Space shall be in "shell condition" only and agrees that it shall accept the space in such condition on the date of delivery of the Storage Space. Lessee shall pay to Lessor as rental for the Storage Space the sum of Six Dollars ($6.00) per square foot per annum through the term of the Lease. The rental rate for the Storage Space during any renewals of the term of the Lease shall be equal to the then current market rate being charged by Lessor. All rental shall be payable in equal monthly installments with the monthly installments of Basic Rent hereunder. Lessor shall have the right at any time and from time to time to relocate the Storage Space provided that

Lessee shall first be provided with notice and Lessor shall pay all expenses associated with such relocation.

ITEM 8.   BROKERAGE COMMISSIONS

     Lessee and Lessor represent and warrant that they have dealt with no broker or finder in connection with the negotiation or execution of this lease other than Bauman and Nelson Inc. and John Tietz. Lessee agrees that it will pay all fees and expenses of Bauman and Nelson, Inc. and of John Tietz and will indemnify Lessor against all claims for a broker's, finder's or other commission or fee by anyone claiming by, through or under Lessee.

ITEM 9.   MISCELLANEOUS

     Whenever in this Addendum it is provided that space will be made available to Lessee between specified dates or during a specified period, Lessor shall choose the date between such specified dates or within such specified period on which such space shall be made available to Lessee. Notwithstanding any other provision in this Lease, Lessor shall have no obligation to make any cash contributions, allowances, payments or loans to Lessee in connection with any option exercised by Lessee pursuant to Items 1-4 in this Addendum.

     IN TESTIMONY WHEREOF, the parties hereto have executed this Addendum to Lease Agreement as of the date aforesaid.

                                        1700 LINCOLN LIMITED

                                        By:  HINES COLORADO LIMITED, a Colorado
                                             Limited partnership


                                             By:  /s/ Gerald D. Hines
                                                  ------------------------------
                                                  Gerald D. Hines, a General
                                                  Partner of Hines Colorado
                                                  Limited

                                             By:  Hines Colorado Corporation, a
                                                  General Partner of Hines
                                                  Colorado Limited

ATTEST:



                                             By:  /s/ Gerald D. Hines
- -----------------------------------               ------------------------------
Secretary                                                   LESSOR


                                             APACHE CORPORATION, a Delaware
                                             corporation

ATTEST:


/s/ Barbara G. Nielson                  By:  /s/ James R. Bauman
- -------------------------                    -----------------------------------
Barbara Nielson                                        LESSEE
Assistant Secretary                          James R. Bauman, Vice President

           SCHEDULE 1 TO ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984


                    DETERMINATION OF FAIR MARKET RENTAL RATE

     The "fair market rental rate", as such term is used in Items 1, 2 and 3 of this Addendum, shall mean and refer to the prevailing rental rate (inclusive of operating expenses, taxes and other such costs) per square foot of net rentable area then being offered by landlords to tenants of similar size for comparable space in similar first-class high-rise office buildings located in the downtown Denver, Colorado metropolitan area, which high-rise office buildings were constructed between the calendar years 1983 and 1985, inclusive, which together with the Building shall be referred to as the "Subject Buildings." In determining the fair market rental rate, Lessor shall be entitled to take into consideration (without the same being determinative) the rental rates per square foot of net rental area then being obtained for single tenant occupancy floors in the Subject Buildings in which the leased premises are located, with appropriate adjustment for floor location within the Subject Buildings, the date of signing and the term of any such other lease, rent concessions, tenant finish allowances and credits provided to such other tenant, the amount of space leased, the creditworthiness of the tenant, moving concessions, commissions and any other matter that a reasonably prudent tenant and landlord would consider in the determination of rent and similar items. In addition, in the instances in which the parties seek to determine the fair market rental rate for space that is subject to one of the Expansion Options and that has been built out for another tenant, the parties will take into account the existing condition of the subject space and its suitability for Lessee's use.

           SCHEDULE 2 TO ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984


MINIMUM INFORMATION REQUIRED OF LESSEE SPACE PLAN

Floor Plans Indicating:

1.   Location and type of all partitions.

2. Location and types of all doors - indicate hardware and provide keying schedule.

3.   Location and type of glass partitions, windows and doors.

4.   Location of telephone equipment room.

5.   Indicate critical dimensions necessary for construction.

6. Location of all building standard electrical items - outlets switches, telephone outlets. (Building standard lighting will be determined by building architect.)

7. Location and type of all non-building standard electrical items including non-building light fixtures.

8. Location and type of equipment that will require special electrical requirements. Provide manufacturer's specifications for use and operation.

9. Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 psf live load.

10.  Requirements for special air conditioning or ventilation.

11.  Type and color of floor covering.

12.  Location, type and color of wall covering.

13. Location, type and color of building standard and non-building standard paint or finishes.

14.  Location and type of plumbing.

15.  Location and type of kitchen equipment.

Details Showing:

1. All millwork with verified dimension and dimensions of all equipment to be built-in.

2.   Suite entrance.

          SCHEDULE 3.1 TO ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984

                            ARCHITECT AND CONTRACTOR

Landlord will employ Gensler and Associates as project interior architect to provide architectural and space planning services. Any mechanical, electrical or structural engineering required for the project will be provided, paid for and coordinated by the Landlord.

Hines will provide for architects and/or engineering consultants to be available to meet with Tenant representatives in Minneapolis to review progress and collect necessary information as required. All reimbursable expenses will be the responsibility of the Landlord. The Tenant reserves the right to participate in design coordination and construction meetings and may request at any time, meetings with the Architect, Landlord, Engineer and Contractor to discuss the project.

The Landlord will inform Tenant in writing of any requests made by the Tenant that are deemed Additional Service prior to proceeding with the work. Estimates for Additional Service shall be submitted by Landlord simultaneously with notification. If Additional Services are not identified before the work is performed, Tenant will not be responsible.

Mr. Grant Stevens will be the Landlord's lead representative ("Project Manager") to work with the Tenant Architects, Engineer and Contractor throughout the design, construction and move-in process. This individual will have the authority to make decisions on behalf of the Landlord.

A substantial completion date will be established fifteen (15) days prior to scheduled move-in date. A complete punch list will be prepared on that date by the Tenant, Landlord, Architect and Engineer. All punch list items shall be completed within thirty (30) days unless mutually agreed upon by both Tenant and Landlord.

The Landlord will employ a general contractor of size and experience capable of completing a Job of this magnitude within the time constraints established by the approved project schedule.

The Landlord will submit, for Tenant review and approval, unit costs for items identified by the Tenant per Schedule 3.3 to Addendum ("Standard Unit Prices"). Unit costs will apply for all changes made by the Tenant during construction.

          SCHEDULE 3.2 TO ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984

                           APACHE'S MINNEAPOLIS SPACE
                         LEASEHOLD IMPROVEMENT STANDARDS


HEATING, VENTILATING AND AIR CONDITIONING (HVAC)

1. A complete quality HVAC system will be installed to serve the office space according to tenant's plans and specifications. All necessary diffusers, ductwork, and controls will be installed in accordance with tenant floor plans.

2. The building HVAC system must meet or exceed all applicable ventilation code requirements.

3. Landlord shall provide exhaust fans sized for task and areas identified on tenant plans. Exhaust fans shall include all equipment, control devices, insulated ductwork and associated electrical.

ACOUSTICAL STANDARDS

Mechanical sound and vibration isolation assemblies and devices for mechanical equipment, piping systems and ductwork distribution to control sound and structure-borne vibration and wall assemblies will be installed within the space to permit attaining sound pressure levels as existing in the areas located in One United Bank Center as described below.

                         Area                     Floors/Rooms
                         ----                     ------------

     Halls, corridors and toilets (core area)      45, 48, 49
     Lobbies (elevator)                                45
     Private offices, conference rooms, reception      45
     Open office area                                  48
     Board Room                                   Room No. 4514

CEILINGS

1. The grid suspension system shall be composed of 1'-0" x 1'-0" concealed spine acoustical ceiling tiles. The system will be modified to allow for deck-to-deck wall construction as specified (see partitions).

2. The acoustical ceiling tile shall have a NRC rating of .55-.65 and a STC rating of 35-39.

3. The ceiling shall be installed at a minimum height of 9'-0" above the finished concrete floor for all areas leased and occupied by Apache personnel.

4. Gypsum board ceilings may be installed in the elevator lobbies, reception areas and the board room.

FLOORS/FLOOR COVERING

1. All floors within the base office space shall be troweled smooth concrete ready to accept tenant's flooring. Floors shall be constructed to provide level surfaces with accepted industry standards.

2. Floors shall be designed to accept 50 psf live load (general office area) and shall be modified to accept special loading conditions as defined by the tenant on selected areas. Tenant shall be responsible for all costs associated with moveable file systems.

3. Floor covering: All typical office areas will be carpeted. Building standard carpeting for these areas shall have the minimum yarn weight of 32 ounces. To the extent that tenant elects not to use building standard carpet, tenant shall receive a credit of fifteen dollars ($15.00) per square yard for labor and materials. Any special floor covering materials for the executive floor shall be equal in quality and quantity of materials existing of floor ten
(10) in Minneapolis (Executive Floor).

WALLS/WALL COVERING

1. Standard office partition walls shall be constructed of metal studs (2-1/2"), 5/8" gypsum drywall both sides, taped, sanded and primed. The walls will be constructed to the underside of the acoustical ceiling. Sound insulation will be installed in the stud cavity and above the ceiling extending 2'-0" each side of the partitions per tenant plans.

2. Full height partition walls shall be constructed from deck to deck. Full height partitions will be constructed per tenant plans. These walls will be constructed of 2-1/2" metal studs, 5/8" gypsum drywall both sides, taped, sanded, primed and acoustically insulated as identified on tenant plans.

3. All private offices and general office areas shall have vinyl wall fabric. All executive offices, reception areas, and board rooms shall have fabric covered walls. Vinyl wall covering shall be of Type 2 quality (20-32 ounce/lineal yard in 54" width), selected by tenant. Painted walls shall be primed and painted with two coats. Fabric wall coverings shall be selected by the tenant and equal to Minneapolis standards.

4. Vinyl base, 2-1/2" straight shall be provided on all walls. Wood base will be provided in the reception area, executive suite and the board room as defined by Tenant. The color will be selected by the tenant.

DOORS/FRAMES/HARDWARE

1. All office doors shall be building standard. Fire rated doors, as required, shall be provided. Entry doors shall be selected by the tenant. Entry hardware, including a card access system shall be provided and installed.

2.   All wood doors shall be set in building standard RACO frame.

3. All hardware shall be building standard hardware. The landlord shall provide latchsets, locksets, closures, floor stops, coat hooks and silencers as required by the tenant's plans.

WINDOW COVERING

1. All exterior windows shall be covered with a fully operating 1" horizontal window blind.

2. Where required, landlord shall install "backing" for the installation of drapes or shades selected by the tenant. (Executive Suites)

ELECTRICAL

1. Building standard light fixtures (22-0" x 4'-0", parabolic fluorescent fixture with a 4" deep .025 gauge louver) to be installed and switched in accordance with tenant's reflective ceiling plans.

2. One single pole light switch shall be provided and installed according to tenant plans.

3. Accent/special lighting will be required in selected areas. Lutron dimmer controls shall be installed on all of these fixtures in accordance with approved reflective ceiling plans.

4.   Electrical service panels will be installed which will provide a minimum of
4.0 watts/net rentable sq. ft. of space (2.0 watts/sq. ft. net rentable for lighting and other 277/480 volt requirements; 2.0 watts/sq. ft. net rentable for receptacles and other 120/208 volt requirements). Panel boards shall be provided on each floor and equipped with a main breaker. If transformers are required, they shall be provided and installed per specifications.

5. All switch plates, cover plates, wall plates, etc., shall be building standard.

6.   Duplex receptacles will be installed per tenant plans and specifications.

7.   Telephone and CRT outlets will be installed per tenant plan.

8. Private offices, work stations and selected special use areas may require dedicated circuits for computer equipment.

9. Floor mounted boxes providing power and voice/data communications to tenant's "furniture system" shall be provided by Landlord. Tenant's furniture system will include a power/communications raceway (Haworth).

SPRINKLER SYSTEM

1.   The sprinkler system will be modified to tenant's plans.

PLUMBING

1. A minimum of two chilled water drinking fountains will be installed on each floor of occupied space.

2. All sinks, fixtures, drains, vent pipes, water piping and water heaters will be provided based on tenant plans and specifications per Minneapolis standards.

3. The executive suite will include toilets, urinal, sinks and shower, with full ceramic tile and exhaust fan.

COUNTERS/CABINETS

1. Base and upper cabinets will be custom designed and fabricated to specification. Cabinet locations to include executive kitchen, toilet rooms, board room and lunchrooms.

2.   All counter tops shall be plastic laminate.

LIFE/SAFETY

Any modifications, including expansion, to the life/safety requirements or security system resulting from the tenant's plans and specifications will be the responsibility of the landlord with the exception of the computer room.

          SCHEDULE 3.3 TO ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984

                              STANDARD UNIT PRICES


The following list identifies items for which Apache Corporation requests unit prices. All unit prices should include material, labor, equipment, tax and contractor's mark-up.

                                                                            UNIT

1. ELECTRICAL: Includes cable, device, J-box, conduit, cover plates, etc.

     Wall Outlet (Duplex)                                                    EA.
     Wall Outlet (Double Duplex)                                             EA.
     Floor Outlet (Duplex)                                                   EA.
     Floor Outlet (Double Duplex)                                            EA.
     Dedicated Circuit (Floor)                                               EA.
     Dedicated Circuit (Wall)                                                EA.
     Single Pole Switch                                                      EA.
     Dimmer Switch for Incandescent Light                                    EA.
     CRT/Tele. (Wall) No Cable                                               EA.
     CRT/Tele. (Floor) No Cable                                              EA.
     Incandescent Recessed Light (Std.)                                      EA.
     Furnish & Install Standard
          Fluorescent Fixture                                                EA.

2.   MECHANICAL:

     Ceiling Exhaust fan (Including all electrical,
     grills, ductwork, etc.)
          150 CFM                                                            EA.
          300 CFM                                                            EA.

3.   PLUMBING:  Include pipe, fixture, valves, etc.

     Sink (i.e., coffee station, workroom)                                   EA.

4.   WALLS:

     Standard 9'-0" Wall without insulation                                  LF.
     Standard 9'-0" Wall with Insulation                                     LF.
     Full Height (Deck to Deck)                                              LF.

5.   BASE:

     Vinyl Base (Std. 2 1/2" straight)                                       LF.
     Wood Base (4")                                                          LF.

6.   DOORS/FRAMES:

     Standard full height solid core wood
     door with RACO frame and latchset                                       EA.
     Standard wood door, wood frame and latchset                             EA.

7.   HARDWARE:

     Lockset (Premium to change latchset to lockset)                         EA.

8.   COUNTERS/CABINETS:

     Wall mount upper cabinets                                               LF.
     Base cabinets with plastic laminate countertops                         LF.

           SCHEDULE 4 TO ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984

                            WORK COMPLETION SCHEDULE

                        [omitted from original document]

           SCHEDULE 5 TO ADDENDUM TO LEASE AGREEMENT DATED MAY 4, 1984

     1. Building standard air conditioning system throughout the leased premises in accordance with Schedule 3-A attached hereto.

     2. Unlimited building standard ceiling and lighting throughout the leased premises.

     3.   Unlimited building standard height partitioning.

     4. Unlimited building standard doors and frames with latchset hardware. One (1) lockset in lieu of latchset for each corridor door entering the leased premises (but not to exceed one (1) per floor).

     5. Building standard wall mounted telephone outlets as required by Lessee's plans, not to exceed one (1) per every two hundred ten (210) square feet of floor area occupied by Lessee outside the core area of the Building ("Usable Area").

     6. Building standard wall mounted duplex electrical outlets as required by Lessee's plans, not to exceed one (1) per every one hundred twenty (120) square feet of Usable Area.

     7. One (1) wall-mounted toggle light switch per every three hundred (300) square feet of Usable Area.

     8.   Building standard carpet throughout office premises.

     9.   Horizontal slat aluminum mini-blinds for all exterior window openings.

10.  Holidays:

     The following days shall constitute "holidays" as said term is used in this lease:

               (1)  New Year's Day
               (2)  Memorial Day
               (3)  Independence Day
               (4)  Labor Day
               (5)  Thanksgiving Day
               (6)  Friday following Thanksgiving Day
               (7)  Christmas

If in the case of any holiday listed in (1) through (7) a different day shall be observed than the respective days described in (1) through (7), then that day which constitutes the day observed by national banks in Denver, Colorado, on account of such holiday shall constitute the holiday under this lease.

     11.  Air Conditioning and Heating:

     Upon and subject to the provisions of Paragraph 1 of Article III of this lease, Lessor will furnish building standard air conditioning and heating during the normal business hours of the Building. Until Lessor reasonably elects to change the same, the normal business hours of the Building shall be 7 a.m. to 6 p.m. five days a week, that is, from Monday through Friday, inclusive, and from 9 a.m. to 1 p.m. on Saturdays, exclusive of holidays. Upon request of Lessee, Lessor will use its best efforts to furnish air conditioning and heating at other times (that is, at times other then the times specified above); provided, however, Lessee must request such additional services before 2:00 p.m. on the day Lessee desires the same, unless Lessee desires the same on a Saturday, Sunday or holiday, in which event Lessee must request such additional services before 2:00 p.m. on the business day prior to the Saturday, Sunday or holiday. If such services are furnished by Lessor at any such other times, Lessee shall pay Lessor twenty dollars ($20.00) per half-floor per hour of such service to the leased premises during the year 1986, and a rate which may be increased thereafter to reflect any increases in Lessor's actual cost for furnishing such services.

     12. To the extent that Lessee elects not to use building standard carpet, Lessee shall receive a credit toward the charges incurred by Lessee for the carpet selected by Lessee of fifteen dollars ($15.00) per square yard for labor and materials.

                SCHEDULE 5-A TO LEASE AGREEMENT DATED MAY 4, 1984

                               HVAC SPECIFICATIONS

a.   Outside design conditions are as follows:

                                      Dry Bulb         Wet Bulb
                                       DEG. F           DEG. F
                                      --------         --------
     Summer Outside Air Temperature     91                63
     Winter Outside Air Temperature     1                 --

b.   Cooling inside design conditions are as follows:

                                      Dry Bulb          Wet Bulb
                                       DEG. F            DEG. F
                                      --------          --------
     Inside Temperature
     (Offices & Lobbies)                78                64
     Elevator Machine Rooms             85                --

c.   Heating inside design conditions are as follows:

                                      Dry Bulb          Wet Bulb
                                       DEG. F            DEG. F
                                      --------          --------
     Inside Temperature
     (Offices & Lobbies)                72                --
     Penthouse and Basement
     Machine Rooms                      65                --

d.   Elevation:  5,280 feet above sea level.

Rider No. 1

Garage Parking

Rider No. 1 to Lease Agreement dated _______________, 198__, by and between 1700 Lincoln Limited, as Lessor and Apache Corporation as Lessee.

Lessor hereby agrees to make available to Lessee, each month and on a month-to-month basis, for use by Lessee's employees, during the initial ten-year term of this lease and any renewal terms, permits to park on an assigned basis six (6) automobiles and permits to park on an unassigned basis, up to three hundred twenty (320) automobiles (hereinafter called the "Garage Parking Permits") in the parking garage (hereinafter called the "Garage") constructed by Lessor on all or a part of Lots 11 through 20 and a portion of Lot 10 (together with those portions of the vacated alley adjacent thereto), Block 35, H. C. Brown's Addition to the City and County of Denver, Colorado. In addition, Lessor agrees to make available to Lessee, for use by Lessee's employees, during said initial ten-year term, one additional permit to park, on an unassigned basis, one automobile for each full five hundred (500) square feet of net rentable area then leased by Lessee pursuant to the First Expansion Option, Second Expansion Option or Right of First Offer as provided in the Addendum to Lease Agreement of even date between Lessor and Lessee. During the initial ten-year term of this Lease, all parking spaces made available shall be at a charge to Lessee equal to eighty percent (80%) of the then current market rate being charged by Lessor. During any renewal term of this lease, all parking spaces made available shall be at a charge equal to one hundred percent (100%) of the then current market rate being charged by Lessor.

In the event all or a portion of the Garage is destroyed by fire or other casualty, Lessor shaLl use reasonable efforts to rebuild the same or another garage of comparable quality, but Lessor shall otherwise have no liability relating thereto.

Such of Lessee's employees as have been issued computer activating cards will have access to the Garage twenty-four (24) hours per day and seven (7) days per week through use of such cards, but subject to computer malfunction, construction work within or to the Garage or access thereto, or any other matter beyond Lessor's reasonable control.

                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT

     This Attornment and Non-Disturbance Agreement ("Agreement") is dated as of this ________ day of ___________________, 198__, by and between APACHE
CORPORATION, a Delaware corporation ("Tenant") and ARICO AMERICA REALESTATE INVESTMENT COMPANY, a Nevada corporation ("ARICO").

                                    RECITALS

     A. Tenant is a lessee under a certain Lease Agreement dated December 5, 1986 ("Lease") entered into with 1700 Lincoln Limited, a Colorado limited partnership, wherein Tenant has leased certain premises described as:

Floors 14, 15, 16, 17, 18, 19 and 20 in the building presently constructed on all or part of Lots 16 through 30 and a portion of Lot 31 (together with those portions of the vacated alley adjacent thereto), Block 30 of H.C. Brown's Addition to the City and County of Denver, Colorado.

The foregoing real property and all improvements located thereon shall be referred to as the "Premises".

     B. ARICO is the beneficiary of a Deed of Trust, Security Agreement and Assignment of Rents dated May 5, 1981 and recorded on July 2, 1981 in Book 2404 on Page 447 of the real property records for tho City and County of Denver (the "Mortgage").

     C. The Mortgage affects and pertains to real property which includes the Premises and is an interest in the Premises prior and superior to Tenant's interest in the Premises under the Lease.

     D. In the event of foreclosure or acceptance of a deed in lieu of foreclosure of the Mortgage, Tenant desires to attorn to ARICO as its landlord and in consideration of such attornment, ARICO wishes to assure Tenant that its continued possession of the Premises under the Lease shall not be disturbed, all in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

     In consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Upon notice of a completion of a foreclosure of the Mortgage or acceptance of a deed in lieu of foreclosure of the Mortgage, Tenant agrees to attorn to ARICO as if ARICO were the Landlord under the Lease, with such attornment to be effective and self-operative immediately upon receipt of such notification. At such time, Tenant agrees to perform all its duties and obligations under the Lease in favor of ARICO, including but not limited to, directing payment of all of its rent obligations to ARICO.

     2. So long as Tenant is in full compliance with all of the terms, covenants and conditions on part of Tenant to be observed and performed under the Lease, ARICO agrees that Tenant's right of peaceful and quiet possession of the Premises under the Lease and all other rights and privileges of Tenant under the Lease shall not be disturbed or affected in any way by the foreclosure of the Mortgage or acceptance of a deed in lieu of foreclosure of the Mortgage.

     This Agreement has been executed by the parties as of the date first written above.

     ARICO:

     ARICO AMERICA REALESTATE INVESTMENT COMPANY, a Nevada corporation


     By
          ----------------------------------------------------------------------
     Its
          ----------------------------------------------------------------------

     TENANT:

     APACHE CORPORATION, a Delaware corporation


     By
          ----------------------------------------------------------------------
     Its
          ----------------------------------------------------------------------

STATE OF ________________)
                         )    ss.
COUNTY OF _______________)

     This instrument was acknowledged before me this _______ day of _____________________, 198__, by _______________________________, as
______________ of ARICO America Realestate Investment Company, a Nevada corporation.

     Witness my hand and official seal.

     My commission expires:
                            -----------------


     ---------------------------------------------------------------------------
     Notary Public

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Address

STATE OF COLORADO   )
                    )    ss.
COUNTY OF DENVER    )

     This instrument was acknowledged before me this 13th day of January, 1987 by James R. Bauman, as Vice President of Apache Corporation, a Delaware corporation.

     Witness my hand and official seal.


     ---------------------------------------------------------------------------
     Linda Rich, Notary Public 1700 Lincoln Street, Suite 4900
     Denver, Colorado 80203-4549


My Commission Expires February 5, 1989

                         [Amendment to Lease Agreement]

                              FIRST LEASE AMENDMENT


     THIS FIRST LEASE AMENDMENT ("Amendment") is entered into as of the 1st day of June, 1988, by and between 1700 LINCOLN LIMITED, a Colorado limited partnership ("Lessor") and APACHE CORPORATION, a Delaware corporation ("Lessee").

                                    RECITALS

     A. Lessor and Lessee entered into a Lease Agreement dated December 4, 1988 (which together with all Schedules, Riders, Exhibits and Addenda thereto shall be collectively referred to as the "Lease"). All terms used in this Amendment and not otherwise defined herein shall have the same meaning as set forth in the Lease.

     B. The Lease affects and pertains to approximately 159,447 square feet of net rentable area located on floors 14-20 of the building constructed on a portion of Block 30 of H.C. Brown's Addition in the City and County of Denver, commonly referred to as One United Bank Center.

     C. Lessor and Lessee now mutually desire to amend the Lease as set forth herein.

                                    AMENDMENT

     In consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. NO STORAGE SPACE. Effective as of May 31, 1988, Item 7 of the Addendum to Lease Agreement attached to the Lease shall be deleted and shall no longer be of any force or effect. Accordingly, from and after such date, Lessee shall not lease the Storage Space from Lessor. Lessee agrees that it shall vacate the Storage Space and remove all of its property from such space no later than May 31, 1988.

     2. NO EXPANSION OPTIONS. Item 2 and Item 3 of the Addendum to Lease Agreement attached to the Lease are hereby deleted and shall no longer be of any force or effect. Accordingly, Lessee shall no longer have or enjoy the First Expansion Option or the Second Expansion Option or any other rights thereunder.

     3. WAIVER OF RIGHT OF FIRST OFFER. Item 4 of the Addendum to Lease Agreement attached to the Lease is hereby amended so that the Right Of First Offer shall not arise until after April 3, 1993. Item 4 of the Addendum to Lease Agreement shall not be effective, and Lessee shall not enjoy the Right of First Offer, until after April 3, 1991.

     4. NO OTHER AMENDMENTS. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.

     This First Lease Amendment has been executed by Lessor and Lessee as of the date first set forth above.

                                        LESSOR:

                                        1700 LINCOLN LIMITED,
                                        a Colorado limited partnership

                                        By:  Hines Colorado Limited,
                                             General Partner of
                                             1700 Lincoln Limited


                                             By:   /s/ (signature illegible)
                                                  ------------------------------
                                                  Gerald D. Hines,
                                                  a General Partner of
                                                  Hines Colorado Limited
                                        By:  Hines Colorado Corporation,
                                             a General Partner of
                                             Hines Colorado Limited

                                             By:   /s/ (signature illegible)
                                                  ------------------------------
                                                  Gerald D. Hines, President

                                        LESSEE:

                                        APACHE CORPORATION,
                                        a Delaware corporation

                                        By:  /s/ (signature illegible)
                                             -----------------------------------
                                        Its: Director, Office Services

                         [Amendment to Lease Agreement]

                             SECOND LEASE AMENDMENT


     THIS SECOND LEASE AMENDMENT ("Amendment" is entered into as of the 21st day of June, 1991, by and between 1700 LINCOLN LIMITED, a Colorado limited partnership ("Lessor") and APACHE CORPORATION, a Delaware corporation ("Lessee").

                                    RECITALS

     A. Lessor and Lessee entered into a Lease Agreement dated as of December 4, 1986, as amended by a First Lease Amendment dated as of June 1, 1988 (which together with all schedules, riders, exhibits and addenda thereto shall be collectively referred to as the "Lease"). All terms used in this Amendment and not otherwise defined herein shall have the same meaning as set forth in the Lease.

     B. The Lease affects and pertains to approximately 159,447 square feet of net rentable area located on floors 14-20 of the Building constructed on a portion of Block 30 of H.C. Brown's Addition in the City and County of Denver, commonly referred to as One United Bank Center.

     C. Lessor and Lessee now mutually desire to amend the Lease as set forth herein.

                                    AMENDMENT

     In consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. LEASE OF ADDITIONAL SPACE. Paragraph 1 of Article I of the Lease is amended through the addition of the following as subparagraph (d).

          (d) ADDITIONAL SPACE. The "Additional Space" shall consist of approximately 7,799 square feet of net rentable area on the 23rd floor of the Building at the location shown on the floor plans attached as Exhibit A to the Amendment.

In addition, the definition of "leased premises" contained within Paragraph 1 of
Article I of the Lease is expanded to include the Additional space.

     2. TERM OF LEASE FOR ADDITIONAL SPACE. Paragraph 1(a) of Article II of the Lease is amended through the addition of the following as subparagraph (d):

          (d) ADDITIONAL SPACE. The term of this lease for the Additional Space shall be nine (9) months, to commence on July 1, 1991 and to expire on March 31, 1992, and thereafter on a month-to-month basis; provided, however, that from and after March 31, 1992, either party shall have the right to terminate the lease with respect to the Additional Space by providing the other party with no less than thirty (30) days prior written notice of their election to terminate. The exercise by Lessor or Lessee of the option to terminate this lease as it pertains to the Additional Space shall have no affect upon the respective parties' rights or obligations under this Lease to the leased premises other than the Additional Space.

     3. RENT FOR ADDITIONAL SPACE. Paragraph 3(a) of Article II of the Lease is amended through the addition of the following as subparagraph (3):

          ADDITIONAL SPACE. Lessee shall pay Lessor Basic Rent for the Additional Space equal to the sum of Eleven Dollars ($11.00) per square foot of net rentable area per year, which includes the "Initial Tax Basic Cost" and the "Initial Operating Expenses Basic Cost," as defined below. The Initial Tax Basic Cost with respect to the Additional Space shall be $1.29 per square foot of net rentable area. The Initial Operating Expenses Basic Cost with respect to the Additional Space shall be $3.75, PLUS the Management Fee Contribution calculated using that figure, per square foot of net rentable area.

     4. CONDITION OF ADDITIONAL SPACE. Lessor shall paint the Additional Space and clean the carpet. Except for the foregoing, Lessee hereby accepts the Additional Space in its existing condition on an "As-Is" basis; Lessee acknowledges and agrees that Lessor shall have no obligation to make any improvements to the Additional Space; and Lessee further acknowledges and agrees that Lessor shall have no obligation to make any contribution or concession to Lessee in connection with any improvements undertaken by Lessee to the Additional Space.

     5. NO OTHER AMENDMENTS. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.


                                        LESSOR:

                                        1700 LINCOLN LIMITED

                                        By:  HINES COLORADO LIMITED,
                                             a Colorado limited partnership


                                             By:
                                                  ------------------------------
                                                  Gerald D. Hines,
                                                  a General Partner of
                                                  Hines Colorado Limited

                                             By:  Hines Colorado
                                                  Corporation, a General
                                                  Partner of Hines Colorado
                                                  Limited


                                                  By:
                                                       -------------------------
                                                       Gerald D. Hines,
                                                       President


                                        LESSEE:

                                        APACHE CORPORATION,
                                        a Delaware corporation


                                        By:    /s/ (signature illegible)
                                             -----------------------------------
                                        Its:   (illegible)
                                             -----------------------------------

               [map of premises covered by Second Lease Amendment]

                         [Amendment to Lease Agreement]

                              THIRD LEASE AMENDMENT


     THIS THIRD LEASE AMENDMENT ("Amendment") is entered into as of the _____ day of ______________, 1992, by and between 1700 LINCOLN LIMITED, a Colorado limited partnership ("Lessor"), and APACHE CORPORATION, a Delaware corporation ("Lessee").

                                    RECITALS

     A. Lessor and Lessee have entered into a Lease Agreement dated as of December 4, 1986, as amended by a First Lease Amendment dated as of June 1, 1988 and a Second Lease Amendment dated as of June 21, 1991 (which, together with all schedules, riders, exhibits and addenda thereto shall be collectively referred to as the "Lease". All terms used in this Amendment and not otherwise defined herein shall have the same meaning as set forth in the Lease.

     B. The Lease affects and pertains to approximately 167,446 square feet of net rentable area located on Floors 14-20 and 23 of the Building constructed on a portion of Block 30 of H.C. Brown's Addition in the City and County of Denver, Colorado, commonly referred to as One Norwest Center and formerly known as One United Bank Center.

     C. Lessor and Lessee now mutually desire to amend the Lease as set forth herein.

                                    AMENDMENT

     In consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. Article IV, Section 5(b) shall be amended by replacing the first sentence of that Section with the following sentence:

          Subject to Lessor's prior written approval of each Subtenant, which approval shall not be unreasonably withheld or delayed, Lessee may sublet the leased premises, provided that each Subtenant's use of the leased premises is consistent with paragraph 2 of Article II.

     2.   Article IV, Section 5(c) is hereby deleted in its entirety.

     3. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.

     THIS THIRD LEASE AMENDMENT has been executed by Lessor and Lessee as of the date first set forth above.

                                        LESSOR:

                                        1700 LINCOLN LIMITED,
                                        a Colorado limited partnership

                                        By:  HINES COLORADO LIMITED, General
                                             Partner of 1700 Lincoln Limited


                                             By:   /s/ Gerald D. Hines
                                                  ------------------------------
                                                  Gerald D. Hines,
                                                  a general partner of
                                                  Hines Colorado Limited

                                        By:  HINES COLORADO CORPORATION,
                                             a General Partner of Hines
                                             Colorado Limited


                                             By:    /s/ Gerald D. Hines
                                                  ------------------------------
                                                  Gerald D. Hines, President


                              LESSEE:

                              APACHE CORPORATION,
                              a Delaware corporation


                              By:    /s/ (signature illegible)
                              Its: Vice President

                                    EXHIBIT A
                               SUBLEASED PREMISES


               [map of premises covered by Third Lease Amendment]

                                    EXHIBIT C
                             WORK LETTER TO SUBLEASE


     THIS WORK LETTER is attached to and made a part of the Sublease dated January 29, 1993, pursuant to which APACHE CORPORATION ("Sublandlord"), has subleased to TELETECH TELECOMMUNICATIONS, INC., a California corporation, and TeleTech TeleServices, Inc., a Colorado corporation (collectively, "Subtenant"), the 14th and 15th floors of One Norwest Center located at 1700 Lincoln Street, Denver, Colorado.

     1. PRELIMINARY DRAWINGS. Sublandlord and Subtenant have approved the preliminary drawings (the "Preliminary Drawings") for improvements to be constructed in the Subleased Premises (the "Leasehold Improvements") prepared by Gensler & Associates (the "Architect"). The Preliminary Drawings shall be used as the basis for developing final drawings for the Leasehold Improvements.

     2. APPROVAL OF CONSTRUCTION DRAWINGS. Immediately upon the date of execution of this Sublease, Subtenant shall cause the Architect to promptly and diligently commence and thereafter pursue to completion the preparation of the final drawings, plans and specifications for the Leasehold Improvements (the "Final Draft Drawings") whereupon Subtenant shall forward the Final Draft Drawings to Sublandlord. Within 5 business days after receipt of the Final Draft Drawings, Sublandlord shall, by written notice to Subtenant and the Architect, either approve the Final Draft Drawings or state the specific items thereof which Sublandlord disapproves and the reasons therefor. Sublandlord's approval shall not be unreasonably withheld, provided the Final Draft Drawings are consistent with the Preliminary Drawings, the Lease and are otherwise approved by Lessor. If Sublandlord disapproves of any aspect of the Final Draft Drawings, Subtenant shall cause the Architect to revise the applicable documents to address Sublandlord's objections, and shall deliver such revised documentation to Sublandlord. Sublandlord shall then have 2 business days after receipt of such revisions within which to review the revised documents and respond in writing to Subtenant and the Architect in the same manner as provided above. Thereafter, the parties shall continue to cooperate to review, revise and finalize the Final Draft Drawings in the same manner and subject to the same time frames as provided above. The fully approved Final Draft Drawings shall be signed by Sublandlord and Subtenant and thereafter shall be referred to as the "Construction Drawings."

     3. RESPONSIBILITY FOR DESIGN. Notwithstanding that the Construction Drawings may be reviewed and approved by Sublandlord and any other input Sublandlord may have with respect to the Leasehold Improvements, Subtenant is solely responsible for the design, function and maintenance of all Leasehold Improvements.

Further, such involvement with the Construction Drawings by Sublandlord and its architect and other representatives shall not constitute any representation or warranty by Sublandlord or such architects as to the adequacy, efficiency, performance or desirability of any space layout or improvements. Subtenant and Architect shall be solely responsible for ensuring that the design and improvements of the Subleased Premises comply with the Americans With Disabilities Act (the "ADA"), and Subtenant shall hold harmless Sublandlord in connection therewith. After completion of the Leasehold Improvements, any modifications, alterations and improvements in the Subleased Premises which may be required pursuant to the ADA shall be made by Subtenant at its sole cost and expense. It is understood that Subtenant will look solely to Lessor for compliance with the ADA with respect to those portions of the core and common areas of the Building which are not part of the Subleased Premises.

     4. CONSTRUCTION OF LEASEHOLD IMPROVEMENTS. Promptly after the mutual execution of the Sublease and approval of the Construction Drawings, Subtenant shall furnish, construct and install the Leasehold Improvements in substantial compliance with the Construction Drawings. All such work shall be undertaken and completed by Subtenant in compliance with the terms of the Master Lease.
All costs and expenses associated with the design, construction and installation of the Leasehold Improvements shall be paid by Subtenant including, without limitation, all architectural design, engineering, construction and construction management fees associated with the construction of the Leasehold Improvements, some or all of which shall be paid out of the Improvement Allowance, as defined in paragraph 6 of this Work Letter. Subtenant shall pay all such costs and expenses promptly as they come due, some or all of which shall be paid out of the Improvement Allowance, and specifically shall comply with the terms of
Article IV, Section 6(d) of the Master Lease in not allowing any lien or encumbrance to be attached or placed upon Lessor's or Sublandlord's title or interest in the Premises, the Subleased Premises, the Building or the Land.

     5. SUBLANDLORD'S OBLIGATIONS. Sublandlord shall have no obligations with respect to Subtenant's contractors other than to deliver the Subleased Premises as of the date of commencement of this Sublease. Subtenant shall be solely responsible for all of the activities of its contractors and subcontractors. Sublandlord and its representatives shall have reasonable access to the Subleased Premises to review and inspect the work being undertaken pursuant to this Work Letter.

     6. IMPROVEMENT ALLOWANCE. Sublandlord shall make available to Subtenant an allowance in the amount of $1,114,225.00 (the "Improvement Allowance") to pay the costs of design, construction and installation of the Leasehold Improvements, but excluding any moveable furniture, equipment, personal property and other trade fixtures not physically attached to the Subleased Premises. Sublandlord shall make advances of the Improvement Allowance to Subtenant (or, at Sublandlord's option, jointly to Subtenant and Subtenant's contractor) as the construction of the Leasehold Improvements progresses. Advances shall be made not more frequently than once per month, and shall be conditioned upon the allowance being used for proper purposes and (a) Sublandlord's receipt of copies of all invoices or other evidence reasonably acceptable to Sublandlord, substantiating the amount of the costs incurred by Subtenant and that the costs have been incurred for design, construction and installation of the Leasehold Improvements, (b) certification by Subtenant's architect and the construction manager that the work for which payment is requested has been completed substantially in accordance with the approved Construction Drawings, as amended by approved changed orders; and (c) Sublandlord's receipt of lien waivers in form and substance satisfactory to Sublandlord from the contractor and all subcontractors, and certification from the construction manager that such lien waivers satisfy the requirements of this Work Letter. Advances shall be made within 30 days after Sublandlord's receipt of Subtenant's request and such required documentation. If Subtenant's construction manager requests modifications to the foregoing payment schedules and procedures, such changes shall be made with the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, conditioned or delayed. Subtenant shall have no claim to any portion of the Improvement Allowance which it does not use for design, construction and installation of the Leasehold Improvements.
Sublandlord may reject any requests for draws on the Improvement Allowance which are made more than 60 days after the date Subtenant commences occupancy of any of the Subleased Premises.

     7. ADJUSTMENT TO BASIC RENT. If the total amount of the Improvement Allowance which is actually paid by Sublandlord is less than $1,114,225.00, then the monthly installments of Basic Rent shall be reduced by the amount necessary to amortize the unused portion of the Improvement Allowance in equal monthly installments, with interest at 8% per annum, over the then remaining term of the Sublease. A corresponding adjustment shall be made to the total Basic Rent due for the balance of the term of this Sublease. Upon the final payment from the Improvement Allowance, Sublandlord shall give written notice to Subtenant of the revised Basic Rent. Sublandlord and Subtenant shall, within 5 days following the request of either party, execute and deliver an amendment to this Sublease specifying the Basic Rent, as so adjusted.

     8. COORDINATION WITH LESSOR AND MASTER LEASE. Subtenant shall be responsible for having all Leasehold Improvements reviewed and approved by Lessor and to have all design, construction and installation work comply with the terms of the Master Lease. Sublandlord has made no representations or warranties as to

Lessor's review of or consent to the Construction Drawings or Leasehold Improvements.

     9. CHANGE ORDERS. All changes in the Construction Drawings will be subject to Sublandlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Material change orders, as determined by Sublandlord in its reasonable discretion, shall also be subject to the written approval of Lessor.

     10. FAILURE TO PERFORM. Any default by Subtenant under this Work Letter shall constitute a default under the Sublease affording Sublandlord all of the rights and remedies available to it under the Sublease.

     11. CONSTRUCTION MANAGER. The terms of this Work Letter have been approved by Sublandlord in reliance upon Subtenant's representation that Subtenant will be retaining Hines Interests Limited Partnership ("Hines") to act as construction manager for the construction of the Leasehold Improvements. Hines is also property manager of the Building for Lessor and, in such capacity, will also be acting on behalf of Lessor to assure Lessor and Sublandlord that the Leasehold Improvements are in compliance with the terms of the Master Lease. If the construction manager is anyone other than Hines, Sublandlord shall have the right to withdraw its approval of this Work Letter, in which event the terms of this Work Letter shall be revised to include such other reasonable covenants, procedures and warranties as Hines, Lessor or Sublandlord may deem necessary.

     12. COMPLETION AND RENT COMMENCEMENT DATE. Subtenant's obligation for the payment of Basic Rent pursuant to the Sublease will commence as of September 1, 1993, the Sublease Rent Commencement Date, as set forth in this Sublease.
Delays in the completion of the Leasehold Improvements shall not affect the validity or continuance of this Sublease, nor the term or obligations of Subtenant under this Sublease. In the event of delays in the completion of construction of the Leasehold Improvements outside of the control of Subtenant, Subtenant shall have the right to request a delay in the Sublease Rent Commencement Date of up to one month on the terms provided in this paragraph.
In order to request any such delay in the Sublease Rent Commencement Date, Subtenant shall, upon the occurrence of a delay outside of its control, give prompt written notice to Sublandlord of such delay and the circumstances surrounding the delay. Thereafter, Subtenant shall use good faith efforts to make up for the time lost as a result of the delay. If Subtenant is unable to make up such lost time caused by the delay outside of the control of Subtenant, the Sublease Rent Commencement Date shall be delayed one day for each day's delay.

     There shall be no extension of the Sublease Rent Commencement Date to the extent the delay is caused by a Subtenant Delay. "Subtenant Delay" means any delay in the completion of the Leasehold Improvements caused in whole or in part by any act or omission of Subtenant, its agents, employees or contractors, which has the effect of hindering or delaying timely completion of any of the Work, including, but not limited to delays caused by: (a) Subtenant's failure to supply in a timely manner any information necessary to complete the Construction Drawings; (b) modifications, revisions and changes to the construction Drawings requested by or on behalf of Subtenant; (c) changes in the work requested by or on behalf of Subtenant, or orders to halt or delay the work given by or on behalf of Subtenant, whether or not such order is permitted hereunder; and (d) any other delay of any kind or nature caused by Subtenant, its employees, agents or contractors.

     The determination as to whether a delay is a Subtenant Delay or a delay is outside of the control of Subtenant and the number of days' delay in the Sublease Rent Commencement Date shall be made by Sublandlord in its sole discretion. Upon Sublandlord confirming the existence and the extent of any such delay for which an extension is permitted, the Basic Rent shall be recalculated over the balance of the remaining term of this Sublease, using the same principles as used in originally calculating the Basic Rent.

                   EXHIBIT B TO SUBLEASE DATED MARCH 16, 1993

                [Hines Interests Limited Partnership letterhead]



February          , 1993
         ---------



Apache Corporation
2000 Post Oak Blvd., Suite 100
Houston, TX 77056-4400


Attention: Greg Pyles

Ladies and Gentlemen:

Pursuant to that certain Lease Agreement dated December 4, 1986, between you as Lessee and 1700 Lincoln Limited as Lessor, as amended (the "Lease Agreement"), we hereby consent to your request to sublease 44,569 square feet on Floors 14 and 15 of One Norwest Center to TeleTech Telecommunications, Inc., a California corporation, and TeleTech Teleservices, Inc., a Colorado corporation (together "TeleTech"), from June 1, 1993 to May 31, 1997.

This consent applies only to your subleasing the above described space to TeleTech for the term stated and shall in no manner be construed as consent to further subletting or assigning.

By this consent 1700 Lincoln Limited does not approve or disapprove the sublease agreement and neither the execution of the sublease agreement, nor anything done pursuant to the provisions thereof, nor this consent shall be deemed or taken to modify the Lease Agreement.

Very truly yours,

1700 LINCOLN LIMITED

By: Hines Colorado Limited
    General Partner of
    1700 Lincoln Limited

By:
   -------------------------
    Vice President of
    Hines Colorado Limited

                  EXHIBIT "C" TO SUBLEASE DATED MARCH 16, 1993

Note: For copy of Exhibit "C", see Lease Agreement at Item 5 of this Index.

                   EXHIBIT D TO SUBLEASE DATED MARCH 16, 1993

                            Description of Generator


                                      D-11